As filed with the Securities and Exchange Commission on April 29, 2020

Registration No.          333-232460

811- 06546

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	X
Pre-Effective Amendment No.
Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 44

MERRILL LYNCH LIFE VARIABLE ANNUITY

SEPARATE ACCOUNT B

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Transamerica Advisors Life Insurance Company)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esq.

Transamerica Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

May 1, 2020

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Policy

also known as

Modified Single Premium Individual Deferred Variable Annuity Policy (the “Policy”)

issued by

Transamerica Life Insurance Company

Home Office: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the policy to our Service Center at the address above.

The variable annuity policy described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the policy for sale to new purchasers.

It is important that you understand how the policy works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.

If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) listed below:

SUBACCOUNT	PORTFOLIO

AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio

BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund

BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund	BlackRock International V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Government Money Market V.I. Fund	BlackRock Government Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund

Davis Value Portfolio	Davis Value Portfolio

Federated Hermes Managed Volatility Fund II	Federated Hermes Managed Volatility Fund II

Federated Hermes Kaufmann Fund II	Federated Hermes Kaufmann Fund II

Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund

MFS® Growth Series	MFS® Growth Series

TA International Growth	Transamerica International Growth VP

TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP

TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP

TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP

TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP

TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP

TA Market Participation Strategy	Transamerica Market Participation Strategy VP

TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP

TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP

TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP

TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP

TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP

TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Total Return Portfolio	Total Return Portfolio

VP Ultra® Fund	VP Ultra® Fund

For a more detailed list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this policy and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the policy, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The value of your policy at any point in time up to the annuity date is called your policy value. Before the annuity date, you are generally free to direct your policy value among the subaccounts as you wish. You may also withdraw all or part of your policy value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the policy is subject to tax, and if taken before age 59 1⁄2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the policy.

Although this Prospectus was primarily designed for potential purchasers of the policy, you are receiving this Prospectus as a current policy owner. As a current policy owner, you should note that the options, features and charges of the policy may vary over time, may vary depending on your state, and generally, you may not change your policy or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Professional, refer to your policy, and/or note policy variations referenced throughout this Prospectus. Currently, this policy is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the policy and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the policy and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2020, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

The Securities and Exchange Commission has not approved these policies or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

accumulation unit: An index used to compute the value of the policy owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the policy was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified policy: A policy issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

policy anniversary: The same date each year as the date of issue of the policy.

policy year: The period from one policy anniversary to the day preceding the next policy anniversary.

qualified policy: A policy issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A policy issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE POLICY

This capsule summary provides a brief overview of the policy. More detailed information about the policy can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Policies issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy and endorsements, contact our Service Center.

The policy is available as a nonqualified policy or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The policy is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity policy). We no longer accept any additional contributions from any source to your 403(b) policy. In addition, we prohibit the issue of a 403(b) policy in an exchange for the 403(b) policy or custodial account of another provider. Federal law limits maximum annual contributions to qualified policies. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the policy (including the annuity income and death benefits), before you purchase the policy in a tax-qualified plan.

We offer other variable annuity policies that have different policy features, minimum premium amounts, fund selections, and optional programs. However, these other policies also have different charges that would affect your subaccount performance and policy values. To obtain more information about these other policies, contact our Service Center or your Financial Professional.

For information concerning compensation paid for the sale of Policies, see “Other Information — Selling the Policy.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Policy and $2,000 for an IRA Policy. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Policy or accept additional premiums under your Policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your policy value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or policy value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

The Funds Available for Investment

The funds available under the policy are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. The expense portion compensates us for expense risks we assume if the policy maintenance and administration charges aren’t enough to cover all policy maintenance and administration expenses. The charge equals 1.25% annually for

Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Policy Maintenance Charge

We charge $40 for each policy at the end of each policy year and upon a full withdrawal to reimburse us for expenses related to maintenance of the policy. We waive this charge on all policies with a policy value of at least $50,000 on the policy anniversary and in certain circumstances where you own more than three policies. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your policy values as of the end of each of the prior four policy quarters. A pro rata amount of this charge is collected upon termination of the rider or the policy. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the policy under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per policy year without charge. However, the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V.I. American Franchise Subaccount are closed to transfers of policy value from other subaccounts. You may make more than six transfers among available subaccounts during a policy year, but we may charge $25 per extra transfer. Currently, we do not charge a transfer fee, but reserve the right to do so. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Government Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

This is the only amount you may transfer from Account A to Account B during a policy year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the policy. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a policy year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that policy year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and

(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per policy year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each policy year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1⁄2. Withdrawals from tax sheltered annuities are restricted (see “Tax Information”).

Death Benefit

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner (or the annuitant if the policy has a non-natural owner) dies before the annuity date.

If you are under age 80 when the policy is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the policy value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the policy. If you are age 80 or over when the policy is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the policy value.

In all states except Washington, Illinois, and Minnesota, policy owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the policy. The Estate Enhancer benefit provides coverage in addition to the policy’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your policy prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your policy.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. If your Policy is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA policies or tax sheltered annuity policies is generally when the owner/annuitant reaches age 70 1⁄2.

Details about the annuity options available under the policy can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All guaranteed benefit riders under the policy terminate when annuity payments begin or on the maturity date. The only benefits that remain include the guarantees provided under the terms of the annuity option.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial

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Adviser who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Replacement of Policies

Generally, it is not advisable to purchase a policy as a replacement for an existing annuity policy. You should replace an existing policy only when you determine that the policy is better for you. You may have to pay a surrender charge on your existing policy, and the policy will impose a new surrender charge period. Before you buy a policy, ask your Financial Professional if purchasing a policy could be advantageous, given the policy’s features, benefits, and charges.

You should talk to your Financial Professional to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the policy until we have received the initial premium from your existing insurance company, the issuance of the policy may be delayed.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer policy value between the subaccounts. State premium taxes may also be deducted.

Policy Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.

Periodic Charges Other Than Fund Expenses

Annual policy Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]

There is no charge for the first 6 transfers in a policy year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The policy maintenance charge will be assessed per policy annually at the end of each policy year if the policy value is less than $50,000 and upon surrender if other than on the policy anniversary.
[4]

The Estate Enhancer charge will be assessed annually at the end of each policy year based on the average of your policy values as of the end of each of the prior four policy quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For policies issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

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The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the policy. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2019. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.15%	1.70%

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The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2019 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may policy or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy Owner Transaction Expenses, the Annual policy Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1024	$1643	$2280	$4155

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$880	$1207	$1530	$2671

(2)	If you annuitize or remain invested in the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$386	$1176	$1993	$4155

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$231	$715	$1230	$2671

The Examples reflect the $40 policy maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average policy value at the end of the four prior policy quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

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Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Government Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the policy at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the policy will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the policy. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the policies. We may also present total performance information for a hypothetical policy assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical policy. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the policies may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Advertising and sales literature for the policies may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the policies may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

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TRANSAMERICA LIFE INSURANCE COMPANY

We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the policy (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to policy owners and beneficiaries that arise under the policy are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other policy liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Government Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of policy value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AB Variable Products Series Fund, Inc. (the “AB Fund”); the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”). Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, sub-adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, sub-adviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the policy have names similar to funds not available through the policy. The performance of a fund not available through the policy should not be indicative of performance of the similarly named fund available through the policy.

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INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of Transamerica Corporation), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance policies. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a policy for all policy owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the policy are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, sub-advisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.35% of the average daily assets of the Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.35% annually. Proceeds from these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Selling the policy” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this policy based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of policy value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.

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You are responsible for choosing the subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the policy value of your policy resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the policy. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance policy owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance policy owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our policy owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing policy value or the future premium payments, or both for some or all classes of policies. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of policy value, or both, for some or all classes of policies at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the policy.

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The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the policy maintenance and administration charges be insufficient to cover all policy maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.

If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the policy, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from policies purchased by our employees or our affiliates or from policies purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed	Contingent Deferred
Since Premium Was Paid	Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any policy year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

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How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus®policy has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the policy, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a policy.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional policy transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Policy Maintenance Charge

We charge $40 for each policy each year to reimburse us for expenses related to maintenance of the policy. These expenses include issuing policies, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your policy value at the end of each policy year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the policy on any date besides a policy anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your policy value is invested. The policy maintenance charge will never increase.

We’ll waive this charge on all policies with a policy value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a policy owner of three or more of these policies will be assessed no more than $120 in policy maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each policy year equal to 0.25% annually of the average of the policy values as of the end of each of the prior four policy quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between policy anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

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GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For policies issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per policy year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the policy”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the policy value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your policy value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the policy owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE POLICY

As we describe the policy, we will often use the word “you”. In this context “you” means “policy owner”.

Ownership of The Policy

The policy owner is entitled to exercise all rights under the policy. Unless otherwise specified, the purchaser of the policy will be the policy owner. The policy can be owned by a trust or a corporation. However, special tax rules apply to policies owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your Financial Professional if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the policy is an IRA, the owner must be the annuitant. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the policy and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a policy owner. We will then pay the beneficiary the policy value, less any applicable fees and charges.

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Only spouses may be co-owners of the policy, except in Pennsylvania, New Jersey, and Oregon. When the policy is issued in exchange for another policy that was co-owned by non-spouses, the policy will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the policy jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse, if eligible, to continue the policy under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified policies may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the policy or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the policy to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your policy. Only complete ownership of the policy may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the policy may have tax consequences or may be prohibited on certain qualified policies, so you should consult with a qualified Financial Professional before assigning the policy. (See “Tax Information”.)

Issuing the Policy

Issue Age

You can buy a nonqualified policy if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified policies must also be less than 90 years old when we issue the policy. For qualified policies (owned by natural persons), the policy owner and annuitant must be the same person. Policy owners and annuitants on qualified policies must be less than 70 1⁄2 years old when we issue the policy, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the policy. The policy is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity policies.

If you change the owner, the new owner must be younger than the maximum age for a newly issued policy.

Information We Need To Issue The Policy

Before we issue the policy, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the policy is being issued to replace, or in exchange for, another annuity or life insurance policy. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a policy. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no policy will be issued.

Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial Professional who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified policy and $2,000 or more on an IRA policy. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified policies are limited by Federal law. We reserve the right to reject premium payments for any other reason.

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How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account. We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Government Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Government Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Advantage Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I.

Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Policy Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your policy are purchased (added to your policy) or redeemed (taken out of your policy), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of policy proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the policy maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

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How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the policy proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any policy fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a policy will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a policy will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a policy owner, the owner may designate a new annuitant. If a new annuitant is not designated, the policy owner will become the annuitant unless any owner is not a natural person. If any policy owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per policy year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each policy year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Professional, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

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Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

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In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully

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discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your Financial Professional whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

Dollar Cost Averaging

What Is It?

The policy offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Government Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Government Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Government Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

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When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the policy.

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Government Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next policy year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1⁄2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity policy comply with applicable tax requirements before we process your request. (See “Tax Information”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any policy year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and

(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that policy year plus any amount previously transferred from Account A to Account B during that policy year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The policy value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1⁄2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Tax Information”.)

Example. Assume that you pay an initial premium of $100,000 and a policy is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your policy value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that policy year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your

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bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your policy value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a policy purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any policy year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a policy year at any time. However, you will always be permitted to make systematic withdrawals in a policy year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each policy year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same policy year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next policy year. Amounts available for withdrawal cannot be carried over to subsequent policy years. You have from the policy anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each policy year. Once canceled, you can’t activate the program again until the next policy year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Policy

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, policy value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current policy year and before the next policy anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

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•	If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that policy year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the policy after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the policy through a full withdrawal. Any request to surrender the policy must be in writing. The policy (or an affidavit of a lost policy) must be delivered to our Service Center. We will pay you an amount equal to the policy value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable policy maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1⁄2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1⁄2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000 unless it is a custodial owned annuity;

•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;

•	Any electronic fund transfer instruction changes on or within 15 days of an address change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;

•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 535-5549.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Policy Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;

(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;

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(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Government Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Policy Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a policy (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Tax Information”. See also “Ownership of the policy”.)

Death Benefit

General

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner dies before the annuity date. If you are under age 80 when the policy is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the policy. The death benefit for policy owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the policy value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the policy. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire policy value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that policy value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information “).

Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)

we calculate an anniversary value for each policy anniversary through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to

Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

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(ii) we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.

(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).

(d)	We compare the GMDB plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by

•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the policy date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

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EXISTING POLICY OWNERS PLEASE NOTE: If your policy was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your policy may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under policy Forms ML-VA-001 and ML-VA-002.

Regardless of whether your policy was issued on policy Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-001 (which was in use before policy Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your policy.

If your policy was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your policy.

If you would like assistance in determining which death benefit applies to you, please consult your policy or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the policy, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified policies. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all policies issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the policy value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the policy, or if the policy otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your policy. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your policy, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the policy value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the policy, the policy value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the policy, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the policy as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the policy value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the policy, the Estate Enhancer benefit will terminate.

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You may change the owner of the policy to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse, if eligible, may elect to continue the policy (except under tax sheltered annuities). If the policy has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the policy owner and the beneficiary until your spouse names a new beneficiary. We will compare the policy value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the policy value as of the date we would have determined the death benefit, we will increase the policy value of the continued policy to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of policy value based on the ratio of your policy value in each subaccount to your policy value prior to the increase.

If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.

The right of an eligible spouse to continue the policy, and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a Financial Professional for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA policies or tax sheltered annuity policies is when the owner/annuitant reaches age 70 1⁄2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1⁄2 if distributions from the policy are not necessary to meet Federal minimum distribution requirements. For all policies, the annuity date must be at least twelve months after the policy date.

For policies issued on policy Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned policies), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your Financial Professional if the policy will be owned by a non-natural person.

Policy owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. Although we currently do not permit partial annuitization, i.e. you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to owners of qualified policies to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified policies. Consult a Financial Professional before electing one of these options.

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We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your policy value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your policy value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the policy.

If the policy value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your policy in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the policy are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the policy. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the policy provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the policy should consult with their legal adviser to determine whether purchasing a policy containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such policy owners policies containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your policy does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

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Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the policy value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Policy Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the policy value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA policy owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

*

These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

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Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Policy at age 72 (70 1⁄2 if Owner/participant attained age 70 1⁄2 before 1/1/2020) to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the policy. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity policies with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Professional regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)

equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);

(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and

(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a policy value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your policy value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your policy value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

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Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

•	GMIB Maximum Anniversary Value for Account A; and

•	GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the policy and for each policy anniversary through the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the policy and on each policy anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the policy or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and

(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the policy year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous policy anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous policy anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the policy year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the policy year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that policy year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th policy anniversary. After the waiting period, you may only exercise the GMIB on a policy anniversary or within the 30 days immediately following that policy anniversary. The last timeframe within which you can exercise the GMIB begins at the policy anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. If you annuitize your policy at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified policies), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your policy twelve and one-half years after you purchase the policy or seven years after you purchase the policy.

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You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity

•	Joint and Survivor Life Annuity

•	Life Annuity with Payments Guaranteed for 10 Years

•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the policy was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the policy anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the policy due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the policy as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

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TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own Financial Professional about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy -qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

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Tax Status of the Policy

Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of separate account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own Financial Professionals regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

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Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent Financial Professional. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a Financial Professional for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or Financial Professional if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a Financial Professional for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a Financial Professional about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

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Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

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Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent Financial Professional as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Withdrawals

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to

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the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a Financial Professional for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed minimum withdrawal benefit (GMWB) or guaranteed minimum income benefit (GMIB) the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the GMWB base and the GMIB base could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under the GMWB is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to the GMWB payments could be affected. In view of this uncertainty, you should consult a Financial Professional with any questions. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policy holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your Financial Professional regarding how aggregation will apply to your policies.

Tax-Free Exchanges

We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

You should consult your Financial Professional in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

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Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a Financial Professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as a spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a Financial Professional for more information on this subject.

Taxation of Surrenders and Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent Financial Professional before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Estate Enhancer Benefit

Amounts, including any Estate Enhancer benefit, may be paid from a policy because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the policy is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the policy’s benefits (e.g., as investment protection benefit) and that any charges under the policy for the Estate Enhancer benefit should not be treated as a distribution received by the policy owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your Financial Professional prior to selecting this optional benefit under the policy. The Estate Enhancer is not available with an IRA or Roth IRA.

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Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent Financial Professional with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your Financial Professional prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. The withholding rates applicable to the taxable portion of periodic payments are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

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Annuity Purchases by Residents of Puerto Rico

The IRS announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified Financial Professional regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a Financial Professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 72 (70 1⁄2 if the annuitant attained age 70 1⁄2 before 1/1/2020) (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax. This policy is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10 percent

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penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs. A policy is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their Financial Professional.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Qualified Plan Distributions

For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 72 (70 1⁄2 if the Owner/participant attained age 70 1⁄2 before 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 72 (70 1⁄2 if the Owner/participant attained age 70 1⁄2 before 1/1/2020)Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and Financial Professional regarding the suitability of the policy.

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The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a Financial Professional before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or Financial Professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a Financial Professional with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your policy from our general account assets and/or from your account value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Accounts.”

Assets in the General Account. Any guarantees under the policy that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the policy obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Account Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

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How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamerica.com.

Notices and Elections

To be effective, all notices, choices, and changes you make under the policy must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Professional’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Certain Offers

From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

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Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or transfer or otherwise).

You may ask us to reinstate your policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to policies by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Policy Owners

At least once each policy year before the annuity date, we will send you information about your policy. It will provide your policy’s current number of accumulation units in each Fund, the value of each accumulation unit, and the policy value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

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Selling the Policy

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the policies. Distributor offers the policies through registered representatives of MLPF&S (“Financial Professionals”). The Financial Professionals are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the policies by the Financial Professionals. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the policies, and the Distributor pays the Financial Professionals a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the policies. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Professionals in a specific geographic region and whose compensation is based on sales in that region. Sales of the policies will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of policy value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of policy value. The maximum commission payable to Financial Professionals for policy sales is 2.25% of each premium and up to 0.50% of policy value per year. In addition, on the annuity date, the maximum commission payable to the Financial Professionals is 1.50% of policy value not subject to a sales charge. Reduced compensation may be paid on policies purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Professionals and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Professionals who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the policies may help Financial Professionals, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Professionals and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the policies through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Professionals; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

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Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

Business Continuity

Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

Independent Registered Public Accounting Firm

The financial statements of the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Registration Statements

Registration Statements that relate to the policy and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

Cyber Security

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

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A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

The Transamerica Chief Information Security Officer oversees the company’s information security program, and provides reporting up to company management and, directly or indirectly, to the Board of Directors, as well as Aegon’s Global Chief Information Security Officer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California

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Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

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ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV		Ending AUV		# Units
AB Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	10.559782 11.866618 8.800505 8.975818 8.842311 8.530839 7.02 6.26 8.27 7.05	$ $ $ $ $ $ $ $ $ $	13.560227 10.559782 11.866618 8.800505 8.975818 8.842311 8.530839 7.02 6.26 8.27	515,928.021 611,610.055 616,654.571 517,420.204 658,319.874 670,936.162 651,913.219 698,250.2 787,464.2 1,032,284.2
AB Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	40.841647 40.359221 30.992661 30.608434 27.921164 24.794156 18.30 15.93 16.66 15.33	$ $ $ $ $ $ $ $ $ $	54.274606 40.841647 40.359221 30.992661 30.608434 27.921164 24.794156 18.30 15.93 16.66	1,652,652.016 1,866,183.226 2,119,043.396 2,372,250.625 2,630,122.166 2,899,320.204 3,317,009.403 3,778,815.1 4,282,597.8 4,866,442.5
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	24.767735 24.917372 19.099823 18.534728 17.677984 16.290067 12.05 10.72 10.75 9.38	$ $ $ $ $ $ $ $ $ $	32.885400 24.767735 24.917372 19.099823 18.534728 17.677984 16.290067 12.05 10.72 10.75	281,563.243 293,387.860 323,877.872 269,532.324 281,238.492 297,021.465 361,957.936 410,385.5 384,034.7 426,766.5
BlackRock Advantage Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	61.222781 65.479718 54.252235 49.737984 50.155235 45.246146 34.32 30.87 30.55 28.38	$ $ $ $ $ $ $ $ $ $	77.873414 61.222781 65.479718 54.252235 49.737984 50.155235 45.246146 34.32 30.87 30.55	1,791,742.725 2,050,654.956 2,352,639.991 2,674,784.046 3,041,276.412 3,490,364.369 3,998,269.329 4,596,454.0 5,202,154.1 5,847,898.4
BlackRock Advantage Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	25.107598 27.725812 23.972657 21.388835 22.059961 19.940509 15.13 13.50 13.79 12.86	$ $ $ $ $ $ $ $ $ $	30.937642 25.107598 27.725812 23.972657 21.388835 22.059961 19.940509 15.13 13.50 13.79	1,945,966.163 2,215,472.714 2,577,879.684 2,809,532.345 3,107,949.682 3,522,893.126 4,090,709.236 4,584,884.5 5,179,964.3 6,275,498.5

54

		Beginning AUV		Ending AUV		# Units
BlackRock Advantage U.S. Total Market V.I. Fund – Class I Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	73.892047 80.016369 71.107605 58.285997 63.258149 60.936393 43.37 38.72 40.22 31.67	$ $ $ $ $ $ $ $ $ $	94.027405 73.892047 80.016369 71.107605 58.285997 63.258149 60.936393 43.37 38.72 40.22	1,237,058.434 1,401,001.537 1,611,113.274 1,801,229.602 1,990,678.988 2,272,628.745 2,622,414.426 2,920,459.3 3,304,663.1 3,878,144.0
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	61.499066 67.648684 63.346188 54.325292 58.548046 53.983859 39.63 35.22 36.59 32.88	$ $ $ $ $ $ $ $ $ $	75.182230 61.499066 67.648684 63.346188 54.325292 58.548046 53.983859 39.63 35.22 36.59	1,943,860.865 2,198,085.981 2,504,951.147 2,813,581.067 3,129,681.187 3,557,665.282 4,075,742.251 4,574,490.0 5,207,628.3 6,028,904.6
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	20.364301 20.160241 15.337422 15.530601 14.716454 13.712908 10.39 9.25 10.29 8.72	$ $ $ $ $ $ $ $ $ $	26.517555 20.364301 20.160241 15.337422 15.530601 14.716454 13.712908 10.39 9.25 10.29	3,218,645.912 3,586,252.512 4,189,239.660 4,697,849.830 5,322,302.690 6,046,091.900 7,032,866.529 8,075,150.6 9,052,463.2 11,656,587.3
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	53.996113 58.958243 51.188695 44.574678 45.459595 42.140448 34.30 31.01 29.66 27.24	$ $ $ $ $ $ $ $ $ $	68.033644 53.996113 58.958243 51.188695 44.574678 45.459595 42.140448 34.30 31.01 29.66	134,634.641 170,813.208 202,264.779 241,952.690 285,073.193 333,732.347 367,365.824 423,004.9 479,700.7 556,062.9
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	40.507627 44.312587 39.446417 38.401168 39.201748 38.913743 34.37 31.59 33.18 30.55	$ $ $ $ $ $ $ $ $ $	47.153990 40.507627 44.312587 39.446417 38.401168 39.201748 38.913743 34.37 31.59 33.18	5,846,110.796 6,676,404.239 7,612,070.933 8,458,465.709 9,372,653.642 10,393,126.599 11,608,448.754 12,598,847.7 14,028,628.7 14,974,120.4

55

		Beginning AUV		Ending AUV		# Units
BlackRock Government Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	13.351910 13.320519 13.414320 13.578814 13.762288 13.948571 14.14 14.33 14.52 14.72	$ $ $ $ $ $ $ $ $ $	13.432863 13.351910 13.320519 13.414320 13.578814 13.762288 13.948571 14.14 14.33 14.52	5,629,973.367 5,650,751.982 5,166,933.343 5,877,474.630 6,126,609.974 6,885,161.033 7,700,590.407 8,618,782.8 10,049,256.4 11,673,107.5
BlackRock Government Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	15.814823 15.666963 15.667523 15.749283 15.850723 15.953196 16.06 16.16 16.27 16.37	$ $ $ $ $ $ $ $ $ $	16.022481 15.814823 15.666963 15.667523 15.749283 15.850723 15.953196 16.06 16.16 16.27	98,139.233 71,475.523 77,795.814 116,034.697 112,036.513 113,401.626 156,313.569 167,942.1 207,615.5 260,492.4
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	39.781818 41.425114 39.123439 35.119938 36.916976 36.367746 33.71 29.55 28.98 25.46	$ $ $ $ $ $ $ $ $ $	45.249507 39.781818 41.425114 39.123439 35.119938 36.916976 36.367746 33.71 29.55 28.98	1,260,014.157 1,389,951.654 1,637,224.608 1,849,890.563 2,084,286.355 2,407,862.888 2,738,780.985 3,103,515.7 3,441,632.4 3,445,333.4
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	17.673852 22.917225 17.716530 17.886994 18.643778 19.932624 16.46 14.50 17.03 16.19	$ $ $ $ $ $ $ $ $ $	23.038557 17.673852 22.917225 17.716530 17.886994 18.643778 19.932624 16.46 14.50 17.03	2,557,576.290 2,839,505.160 3,179,669.395 3,344,086.303 3,681,436.075 4,137,044.133 4,677,185.048 5,276,445.2 6,046,504.9 6,603,773.2
BlackRock Large Cap Focus Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	23.314341 22.941767 17.947697 16.861567 16.636837 14.770760 11.18 9.83 9.73 8.54	$ $ $ $ $ $ $ $ $ $	30.523337 23.314341 22.941767 17.947697 16.861567 16.636837 14.770760 11.18 9.83 9.73	2,451,058.006 2,768,210.864 3,161,992.330 3,513,178.456 3,917,886.677 4,364,882.513 5,033,254.625 5,714,696.2 6,376,009.5 7.645,593.1

56

		Beginning AUV		Ending AUV		# Units
BlackRock Managed Volatility V.I. – Class I (1) Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	26.302429 26.392622 25.481637 25.394074 25.885452 25.652631 23.09 21.30 20.79 19.37	$ $ $ $ $ $ $ $ $ $	26.477087 26.302429 26.392622 25.481637 25.394074 25.885452 25.652631 23.09 21.30 20.79	326,275.655 372,448.583 432,915.494 500,286.783 571,300.922 662,397.718 760,915.397 932,894.4 1,053,099.6 1,200,739.7
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	35.790611 38.033371 31.726954 28.815639 28.903332 25.857814 19.88 17.43 17.37 15.35	$ $ $ $ $ $ $ $ $ $	46.378291 35.790611 38.033371 31.726954 28.815639 28.903332 25.857814 19.88 17.43 17.37	2,557,749.490 2,805,695.370 3,179,895.020 3,526,091.435 3,688,504.621 4,090,964.865 4,586,357.345 4,926,398.1 5,218,802.7 5,818,817.8
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	25.878588 26.352840 25.783018 25.431977 25.710629 24.433394 25.05 23.46 22.39 20.71	$ $ $ $ $ $ $ $ $ $	27.955280 25.878588 26.352840 25.783018 25.431977 25.710629 24.433394 25.05 23.46 22.39	2,410,977.319 2,691,791.219 3,020,371.876 3,247,773.843 3,556,481.609 4,008,679.270 4,521,733.145 5,388,729.8 6,066,172.4 7,011,293.7
BlackRock U.S. Government Bond V.I Fund – Class I Sub-Account inception May 16, 1994	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	20.727845 20.948863 20.917182 20.923531 21.110493 20.211177 21.18 20.96 19.98 18.62	$ $ $ $ $ $ $ $ $ $	21.751197 20.727845 20.948863 20.917182 20.923531 21.110493 20.211177 21.18 20.96 19.98	1,957,017.328 2,100,291.335 2,463,777.986 2,743,356.686 3,001,923.296 3,324,751.486 3,828,939.796 4,723,891.6 5,364,713.0 7,594,949.5
Davis Value Portfolio Sub-Account inception May 1, 2001	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	19.334926 22.685184 18.749917 16.985847 16.946389 16.195485 12.30 11.03 11.66 10.48	$ $ $ $ $ $ $ $ $ $	25.021059 19.334926 22.685184 18.749917 16.985847 16.946389 16.195485 12.30 11.03 11.66	1,828,543.538 1,990,815.167 2,230,148.099 2,429,704.739 2,727,669.378 3,134,054.527 3,484,897.669 3,798,352.5 4,245,632.2 9,149,999.7
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	29.146379 28.451624 22.471255 21.971507 20.935559 19.341164 13.99 12.09 14.13 12.14	$ $ $ $ $ $ $ $ $ $	38.481668 29.146379 28.451624 22.471255 21.971507 20.935559 19.341164 13.99 12.09 14.13	755,901.813 760,386.054 764,637.436 832,201.655 925,878.057 995,782.240 1,103,302.263 1,183,778.4 1,325,791.2 1,616,044.3
Federated Managed Volatility Fund II – Primary Class Shares (1) Sub-Account inception August 17, 2018	2019 2018	$ $	9.183732 10.133871	$ $	10.893351 9.183732	149,374.220 158,693.910

57

		Beginning AUV		Ending AUV		# Units
Invesco V.I. American Franchise Fund – Series I Shares Sub-Account inception April 27, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	17.843538 18.767662 14.937749 14.804513 14.290281 13.357224 9.66 10.00	$ $ $ $ $ $ $ $	24.074913 17.843538 18.767662 14.937749 14.804513 14.290281 13.357224 9.66	748,814.180 858,665.953 952,058.521 1,078,967.835 1,234,741.156 1,400,692,.372 1,586,642.150 1,787,855.2
Invesco V.I. Comstock Fund – Series I Shares Sub-Account inception May 1, 2004	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	21.221720 24.490759 21.062642 18.199900 19.621212 18.181374 13.55 11.52 11.90 10.40	$ $ $ $ $ $ $ $ $ $	26.234458 21.221720 24.490759 21.062642 18.199900 19.621212 18.181374 13.55 11.52 11.90	1,750,048.979 1,988,991.467 2,311,065.412 2,535,455.843 2,829,924.830 3,157,401.608 3,550,949.513 3,839,403.4 4,320,617.4 1,188,270.2
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	16.975405 18.991848 17.008404 15.634281 16.817191 15.761794 12.36 11.00 11.16 10.32	$ $ $ $ $ $ $ $ $ $	21.598661 16.975405 18.991848 17.008404 15.634281 16.817191 15.761794 12.36 11.00 11.16	1,856,298.239 2,077,285.690 2,374,087.782 2,643,209.360 2,935,338.717 3,288,331.597 3,543,759.223 3,945,168.9 4,301,442.2 4,863,913.1
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	40.485540 39.972168 30.831226 30.503946 28.745672 26.744172 19.81 17.10 17.39 15.28	$ $ $ $ $ $ $ $ $ $	55.180612 40.485540 39.972168 30.831226 30.503946 28.745672 26.744172 19.81 17.10 17.39	1,419,485.334 1,553,390.381 1,622,256.612 1,792,158.132 1,997,322.905 2,173,107.469 2,379,281.273 2,561,072.0 2,713,372.4 3,006,570.9
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	17.434893 17.767782 17.164983 16.944134 17.097749 16.619171 17.18 15.89 15.54 14.57	$ $ $ $ $ $ $ $ $ $	18.638313 17.434893 17.767782 17.164983 16.944134 17.097749 16.619171 17.18 15.89 15.54	5,345,597.632 5,884,602.323 6,651,651.728 7,390,142.280 8,145,765.934 9,202,532.249 11,204,049.674 13,333,214.4 14,217,266.5 16,082,187.8
TA Greystone International Growth – Initial Service Sub-Account inception August 18, 2017	2019 2018 2017	$ $ $	8.581654 10.570615 10.073704	$ $ $	10.810277 8.581654 10.570615	2,326,132.091 2,608,040.150 2,955,985.678
TA Legg Mason Dynamic Allocation – Balanced – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.479213 12.035037 11.042384 11.267531 11.662874 10.897062 10.10 10.00	$ $ $ $ $ $ $ $	13.144374 11.479213 12.035037 11.042384 11.267531 11.662874 10.897062 10.10	52,147.431 55,150.424 48,430.646 68,094.205 64,908.402 57,540.522 15,143.031 4,349.2

58

		Beginning AUV		Ending AUV		# Units
TA Legg Mason Dynamic Allocation – Growth – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.010935 12.779822 11.441826 11.712726 12.232718 11.461607 10.05 10.00	$ $ $ $ $ $ $ $	13.843951 12.010935 12.779822 11.441826 11.712726 12.232718 11.461607 10.05	29,118.541 27,578.083 13,151.051 9,619.472 22,834.354 42,442.833 2,792.534 0.0
TA Managed Risk – Balanced ETF – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.124914 12.876015 11.504483 11.238698 11.596690 11.242864 10.23 10.00	$ $ $ $ $ $ $ $	13.834036 12.124914 12.876015 11.504483 11.238698 11.596690 11.242864 10.23	384,671.157 334,958.894 299,669.871 277,082.270 357,599.966 286,854.092 86,666.077 7,904.6
TA Managed Risk – Conservative ETF – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.761363 12.366786 11.289002 10.993992 11.220574 10.806664 10.19 10.00	$ $ $ $ $ $ $ $	13.018236 11.761363 12.366786 11.289002 10.993992 11.220574 10.806664 10.19	329,583.750 356,948.443 278,453.411 222,799.329 127,399.613 134,948.119 56,286.964 25,841.4
TA Managed Risk – Growth ETF – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.989704 14.182464 12.133449 11.749362 12.342863 12.032820 10.27 10.00	$ $ $ $ $ $ $ $	15.302985 12.989704 14.182464 12.133449 11.749362 12.342863 12.032820 10.27	268,735.929 273,089.548 261,880.558 126,970.618 189,095.162 112,527.880 17,166.553 0.0
TA Market Participation Strategy – Service Class Sub-Account inception September 17, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.247271 12.762976 11.675826 11.361337 11.901541 11.165099 9.90 10.00	$ $ $ $ $ $ $ $	14.328110 12.247271 12.762976 11.675826 11.361337 11.901541 11.165099 9.90	1,551.278 1,551.278 1,551.278 0.0 0.0 0.0 0.0 0.0
TA PIMCO Tactical – Balanced – Service Class Sub-Account inception September 17, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.828884 12.884389 11.655918 11.210783 11.660027 10.960199 9.93 10.00	$ $ $ $ $ $ $ $	13.966442 11.828884 12.884389 11.655918 11.210783 11.660027 10.960199 9.93	76,864.073 78,277.643 44,342.595 25,243.604 20,993.552 37,267.358 4,686.909 0.0
TA PIMCO Tactical – Conservative – Service Class Sub-Account inception September 17, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.627516 12.426008 11.408563 11.014941 11.401465 10.629201 9.96 10.00	$ $ $ $ $ $ $ $	13.486681 11.627516 12.426008 11.408563 11.014941 11.401465 10.629201 9.96	109,405.673 85,881.778 77,720.985 63,642.284 25,871.360 20,712.852 14,028.113 21,610.1
TA PIMCO Tactical – Growth – Service Class Sub-Account inception September 17, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.153439 13.344667 11.779078 11.384176 11.951995 11.386389 9.88 10.00	$ $ $ $ $ $ $ $	14.575087 12.153439 13.344667 11.779078 11.384176 11.951995 11.386389 9.88	27,370.198 28,065.769 21,175.927 20,095.292 11,081.858 7,801.899 0.0 0.0

59

		Beginning AUV		Ending AUV		# Units
TA QS Investors Active Asset Allocation – Conservative – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.333811 11.830535 10.735135 10.600013 11.003869 10.765237 10.19 10.00	$ $ $ $ $ $ $ $	12.438008 11.333811 11.830535 10.735135 10.600013 11.003869 10.765237 10.19	283,215.179 270,975.587 266,524.034 256,653.186 175,360.245 169,596.964 158,427.364 11,684.0
TA QS Investors Active Asset Allocation – Moderate – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	11.726485 12.403859 10.889980 10.801798 11.437857 11.188711 10.21 10.00	$ $ $ $ $ $ $ $	12.856770 11.726485 12.403859 10.889980 10.801798 11.437857 11.188711 10.21	304,374.667 281,488.352 187,075.664 111,616.322 168,977.860 196,727.023 175,591.155 63,715.7
TA QS Investors Active Asset Allocation – Moderate Growth – Service Class Sub-Account inception May 1, 2012	2019 2018 2017 2016 2015 2014 2013 2012	$ $ $ $ $ $ $ $	12.253087 13.206535 11.126364 11.059690 11.993803 11.777027 10.25 10.00	$ $ $ $ $ $ $ $	13.461500 12.253087 13.206535 11.126364 11.059690 11.993803 11.777027 10.25	112,836.508 131,361.061 134,948.709 127,014.024 106,015.882 77,054.833 40,057.548 362.5

(1)	Effective on or about August 17, 2018 Managed Tail Risk Fund II Primary Shares will be reorganized into Managed Volatility Fund II Primary Shares.

60

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the policy include the following:

OTHER INFORMATION

Selling the policy

Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

Other Subaccount Yields

Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA LIFE INSURANCE COMPANY

61

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUB-ADVISER

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares

Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund	Invesco Advisers, Inc.

AB Variable Products Series Fund, Inc. – Class A

AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.

American Century Variable Portfolios, Inc. – Class I

VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.

BlackRock Variable Series Funds, Inc. – Class I Shares

BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC

BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC

BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC

BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advisors, LLC

BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advisors, LLC

BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advisors, LLC

BlackRock Government Money Market V.I. Fund	BlackRock Government Money Market V.I. Fund	BlackRock Advisors, LLC

BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC

BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advisors, LLC

BlackRock Variable Series Funds II, Inc. – Class I Shares (1)

BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock International Limited [1]

BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC

BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC

Davis Variable Account Fund, Inc.

Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP

Federated Insurance Series – Primary Shares

Federated Hermes Managed Volatility Fund II - Primary Shares (2)	Federated Hermes Managed Volatility Fund II - Primary Shares (2)	Federated Global Investment Management Corp.

Federated Hermes Kaufmann Fund II (3)	Federated Hermes Kaufmann Fund II (3)	Federated Equity Management Company of Pennsylvania

MFS® Variable Insurance Trust - Initial Class

MFS® Growth Series	MFS® Growth Series	MFS® Investment Management

PIMCO Variable Insurance Trust - Administrative Class Shares

Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC

Transamerica Series Trust - Initial Class

TA International Growth (4)	Transamerica International Growth VP (4)	TDAM USA Inc. (4)

Transamerica Series Trust - Service Class

TA Legg Mason Dynamic Allocation - Balanced	Transamerica Legg Mason Dynamic Allocation - Balanced VP	QS Investors, LLC

TA Legg Mason Dynamic Allocation - Growth	Transamerica Legg Mason Dynamic Allocation - Growth VP	QS Investors, LLC

TA Managed Risk - Balanced ETF	Transamerica Managed Risk - Balanced ETF VP	Milliman Financial Risk Management LLC

TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP	Milliman Financial Risk Management LLC

TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC

TA Market Participation Strategy	Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC

TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP	Pacific Investment Management Company LLC

TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP	Pacific Investment Management Company LLC

62

TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP	Pacific Investment Management Company LLC

TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC

TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP	QS Investors, LLC

TA QS Investors Active Asset Allocation - Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	QS Investors, LLC

[1]	Effective on or about March 2, 2020 BlackRock High Yield V.I. Fund sub-adviser changed from BlackRock Advisors, LLC to BlackRock International Limited.
[2]	Effective on or about April 28, 2020 Federated Managed Volatility Fund II - Primary Shares will have a name change to Federated Hermes Managed Volatility Fund II - Primary Shares
[3]	Effective on or about April 28, 2020 Federated Kaufmann Fund II - Primary Shares will have a name change to Federated Hermes Kaufmann Fund II - Primary Shares
[4]

Effective on May 1, 2020 Transamerica Greystone International Growth VP will be renamed Transamerica International Growth VP. Effective on or about September 30, 2019 Transamerica Greystone International Growth VP was an advisor/sub-adviser change from Greystone Managed Investments Inc. to TDAM USA Inc.

63

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of policies issued on policy Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such policies is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)

we calculate an anniversary value for each policy anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

64

Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Policy Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)

We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your policy was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)

(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,

(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);

(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th policy year;

(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;

(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach age 80, or the date of your death.

(c)

Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.

(e)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by

•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;

(2)	The last day of the policy year in which the policy owner attains age 80;

(3)	The date of death of the policy owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

65

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a policy on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the policy owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the policy owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
		TRANSACTIONS		POLICY	PREMIUMS	GREATEST	ATTAINED AGE 80 ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The policy is issued	$100,000		$100,000	$100,000	$0	$0	$100,000 (Greater of CV or GMDB)
	CV = $100,000, X = $100,000, Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = $100,000
6/1/10	First policy anniversary			$104,000	$105,000	$0	$0	$105,000 (Greater of CV or GMDB)
	Assume policy value increased $4,000 due to positive investment performance CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second policy anniversary			$120,000	$110,250	$0	$0	$120,000 (Greater of CV or GMDB)
	Assume policy value increased $16,000 due to positive investment performance CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh policy anniversary			$160,000	$140,710	$160,000	$0	$160,000 (Greater of CV or GMDB)
	Assume policy value increased $40,000 due to positive investment performance CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth policy anniversary			$130,000	$147,746	$168,000	$0	$168,000 (Greater of CV or GMDB)
	Assume policy value decreased $30,000 due to negative investment performance CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth policy Anniversary			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	Assume policy value increased $80,000 due to positive investment performance CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

66

Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Policy Form ML-VA-001 (except Policies issued in Washington)

(a)

We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th policy year.

(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,

(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);

(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th policy year;

(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;

(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;

(2)	The last day of the policy year in which the policy owner attains age 80;

(3)	The date of death of the policy owner.

(c)

Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.

(e)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by

•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

67

Appendix E

Calculation of the 5% Rising Floor (for Policies issued in the state of Washington on Policy Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.

(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.

(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.

(d)	We add the value of Account B to the amount in (c).

(e)	We compare the result in (d) to your policy value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your policy was issued on policy Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th policy year;

(2)	The last day of the policy year in which the policy owner attains age 80;

(3)	The date of death of the policy owner.

If your policy was issued on policy Form ML-VA-001, interest accrues until the last day of the 20th policy year.

68

Appendix F — Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical policy values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

				(A)	(B)	(C)
		TRANSACTIONS		PREMS LESS ADJ.	MAX ANNIV.	POLICY
DATE		PREM.	WITHDR.	WITHDRS.	VALUE (MAV)	VALUE	DEATH BENEFIT
6/1/09	The policy is issued	$100,000		$100,000	$0	$100,000	$100,000 (maximum of (A), (B), (C))
	MAV is $0 until first policy anniversary
6/1/10	First policy anniversary			$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
	Assume policy value increased $10,000 due to positive investment performance
	Anniversary value for 6/1/2010 = policy value on 6/1/2010 = $110,000
	MAV = greatest of anniversary values = $110,000
12/1/10	Owner puts in $10,000 additional premium	$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))
	Assume policy value decreased $6,000 due to negative investment performance Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000
	MAV = greatest of anniversary values = $120,000
1/1/11	Owner takes a $50,000 withdrawal		$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
	Assume policy value decreased $14,000 due to negative investment performance
	Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000
	Adjusted withdrawal = withdrawal × maximum (MAV, prems –adj. Withdrs.)
	policy value
	= $50,000 × maximum (120,000, 110,000)/100,000
	= $50,000 × 120,000/100,000 = $60,000
	(Note: All values are determined immediately prior to the withdrawal)
	MAV = greatest of anniversary values = $60,000
6/1/11	Second policy anniversary			$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
	Assume policy value increased $5,000 due to positive investment performance
	Anniversary value for 6/1/2010 = $60,000
	Anniversary value for 6/1/2011 = policy value on 6/1/2009 = $55,000
	MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
6/1/12	Third policy anniversary			$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))
	Assume policy value increased $10,000 due to positive investment performance
	Anniversary value for 6/1/2010 = $60,000
	Anniversary value for 6/1/2011= policy value on 6/1/2011 = $55,000
	Anniversary value for 6/1/2012 = policy value on 6/1/2012 = $65,000
	MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

69

Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts: Assume that a couple (ages 60 and 55) purchase a policy on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The policy value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the policy owner.

Net Premiums	$100,000
Policy Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000	*

*

Assuming the policy value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

70

Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the policy with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the policy anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

	GMIB BENEFIT	ANNUAL GMIB
POLICY ANNIVERSARY*	BASE	PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The policy may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each policy anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***

If the policy were not annuitized during the 30 day period following this policy anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

71

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2020, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2019, 2018, and 2017, Transamerica Capital, Inc. received $6,713,467, $8,486,920, and $8,316,636, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Government Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Government Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Government Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments—other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Transamerica Advisors Life Insurance Company into the Company on July 1, 2019 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

As discussed in Note 3 to the financial statements, in 2019 the Company changed its valuation basis for variable annuities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2020

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash, cash equivalents and short-term investments	$1,693,803	$2,331,468
Bonds	25,412,467	27,627,135
Preferred stocks	111,630	104,793
Common stocks	3,217,206	2,998,481
Mortgage loans on real estate	5,096,613	4,600,493
Real estate	51,546	114,446
Policy loans	1,099,596	1,139,853
Securities lending reinvested collateral assets	1,246,827	1,835,122
Derivatives	1,718,025	2,097,951
Other invested assets	2,124,211	1,666,946

Total cash and invested assets	41,771,924	44,516,688

Accrued investment income	404,846	428,558
Premiums deferred and uncollected	286,843	115,235
Net deferred income tax asset	475,358	627,639
Variable annuity reserve hedge offset deferral	195,067	231,853
Other assets	1,368,699	1,472,587
Separate account assets	85,720,689	76,783,392

Total admitted assets	$130,223,426	$124,175,952

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$26,237,936	27,294,949
Policy and contract claim reserves	479,226	527,901
Liability for deposit-type contracts	591,570	967,757
Other policyholders’ funds	21,831	17,617
Transfers from separate accounts due or accrued	(898,597)	(1,034,929)
Funds held under reinsurance treaties	4,094,413	3,785,867
Asset valuation reserve	879,143	694,388
Interest maintenance reserve	308,453	299,928
Derivatives	1,851,801	975,974
Payable for collateral under securities loaned and other transactions	1,731,464	3,080,656
Borrowed money	1,274,504	3,052,991
Other liabilities	1,402,824	1,452,027
Separate account liabilities	85,720,688	76,783,391

Total liabilities	123,695,256	117,898,517

Total capital and surplus	6,528,170	6,277,435

Total liabilities and capital and surplus	$130,223,426	$124,175,952

See accompanying notes.

3

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and other considerations	$12,146,106	$10,813,518	$(3,514,168)
Net investment income	1,644,325	1,667,172	2,516,282
Commissions and expense allowances on reinsurance ceded	527,860	835,062	608,958
Reserve adjustment on reinsurance ceded	(83,492)	(67,838)	(1,210,892)
Consideration received on reinsurance recapture and novations	15,485	217,258	462,313
Separate accounts net gain from operations	—	—	139,852
Fee revenue and other income	1,891,767	1,971,474	1,996,610

Total revenue	16,142,051	15,436,646	998,955

Benefits and expenses
Death benefits	1,706,779	1,760,272	1,588,061
Annuity benefits	1,173,639	1,183,691	1,207,143
Accident and health benefits	281,435	295,343	141,823
Surrender benefits	14,231,385	14,536,177	13,109,739
Other benefits	168,259	156,157	156,951
Net increase (decrease) in reserves	(2,277,561)	228,055	(12,826,051)
Commissions	908,521	912,831	927,565
Net transfers to (from) separate accounts	(3,868,617)	(4,075,245)	(2,619,683)
IMR adjustment due to reinsurance	—	(13,229)	(2,065,984)
General insurance expenses and other	833,410	1,219,389	1,033,737

Total benefits and expenses	13,157,250	16,203,441	653,301

Gain (loss) from operations before dividends and federal income taxes	2,984,801	(766,795)	345,654

Dividends to policyholders	9,236	5,953	8,057

Gain (loss) from operations before federal income taxes	2,975,565	(772,748)	337,597
Federal income tax (benefit) expense	(77,933)	(63,062)	(1,035,106)

Net gain (loss) from operations	3,053,498	(709,686)	1,372,703
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	240,524	(714,132)	(575,050)

Net income (loss)	$3,294,022	$(1,423,818)	$797,653

See accompanying notes.

4

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

Balance at January 1, 2017	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
As originally presented	$6,762	$1,282	$(58,000)	$150,000	$3,653,830	$577,936	$2,135,591	6,467,401
Merger of Transamerica Advisors Life Insurance Company (TALIC)	—	—	—	—	242,198	—	453,845	696,043

Balance at January 1, 2017 (TALIC Merger)	6,762	1,282	(58,000)	150,000	3,896,028	577,936	2,589,436	7,163,444
Net income (loss)	—	—	—	—	—	—	797,653	797,653
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(489,076)	1,172,461	683,385
Change in net deferred income tax asset	—	—	—	—	—	—	(956,486)	(956,486)
Change in nonadmitted assets	—	—	—	—	—	—	474,981	474,981
Change in asset valuation reserve	—	—	—	—	—	—	124,240	124,240
Change in surplus in separate accounts	—	—	—	—	—	—	(117,876)	(117,876)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	230,908	230,908
Dividends to stockholders	—	—	—	—	—	—	(620,523)	(620,523)
Return of capital	—	—	—	—	(422,572)	—	—	(422,572)
Other changes—net	—	(298)	—	—	(626)	981	(5,738)	(5,681)

Balance at December 31, 2017	$6,762	$984	$(58,000)	$150,000	$3,472,830	$89,841	$3,689,056	$7,351,473
Net income (loss)	—	—	—	—	—	—	(1,423,818)	(1,423,818)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	145,059	1,145,316	1,290,375
Change in net deferred income tax asset	—	—	—	—	—	—	164,466	164,466
Change in nonadmitted assets	—	—	—	—	—	—	45,646	45,646
Change in asset valuation reserve	—	—	—	—	—	—	16,359	16,359
Change in surplus as a result of reinsurance	—	—	—	—	—	—	17,616	17,616
Dividends to stockholders	—	—	—	—	—	—	(624,567)	(624,567)
Return of capital	—	—	—	—	(558,740)	—	—	(558,740)
Other changes—net	—	(559)	—	—	2,576	(3,047)	(345)	(1,375)

Balance at December 31, 2018	$6,762	$425	$(58,000)	$150,000	$2,916,666	$231,853	$3,029,729	$6,277,435

Continued on next page.

5

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2018	$6,762	$425	$(58,000)	$150,000	$2,916,666	$231,853	$3,029,729	$6,277,435
Net income (loss)	—	—	—	—	—	—	3,294,022	3,294,022
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(36,786)	(290,676)	(327,462)
Change in net deferred income tax asset	—	—	—	—	—	—	(164,812)	(164,812)
Change in nonadmitted assets	—	—	—	—	—	—	105,654	105,654
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	(1,248,411)	(1,248,411)
Change in asset valuation reserve	—	—	—	—	—	—	(184,755)	(184,755)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(146,952)	(146,952)
Change in surplus notes	—	—	—	(150,000)	—	—	—	(150,000)
Change in treasury stock	—	—	58,000	—	—			58,000
Return of capital	—	—	—	—	(307,578)	—	—	(307,578)
Dividends to stockholders	—	—	—	—	—	—	(725,000)	(725,000)
Other changes—net	—	(425)	—	—	1,625	367	46,462	48,029

Balance at December 31, 2019	$6,762	$—	$—	$—	$2,610,713	$195,434	$3,715,261	$6,528,170

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$11,959,055	$10,836,714	$5,030,303
Net investment income	1,853,706	1,826,005	2,524,319
Other income	2,295,448	2,891,089	6,905,408
Benefit and loss related payments	(17,435,718)	(17,958,301)	(16,076,467)
Net transfers from separate accounts	4,005,482	4,343,398	2,904,380
Commissions and operating expenses	(1,898,769)	(1,892,868)	(2,050,512)
Dividends paid to policyholders	(5,889)	(6,350)	(7,348)
Federal income taxes (paid) received	(139,992)	939,301	438,896

Net cash provided by (used in) operating activities	633,323	978,988	(331,021)

Investing activities
Proceeds from investments sold, matured or repaid	$15,951,729	$9,086,610	$10,468,686
Costs of investments acquired	(13,028,169)	(7,574,764)	(8,455,291)
Net change in policy loans	40,258	48,668	52,058

Net cost of investments acquired	(12,987,911)	(7,526,096)	(8,403,233)

Net cash provided by (used in) investing activities	$2,963,818	$1,560,514	$2,065,453

Financing and miscellaneous activities
Repayment of surplus notes	$(150,000)	$—	$—
Capital and paid in surplus received (returned)	(248,376)	(556,833)	(434,179)
Dividends to stockholders	(725,000)	(564,220)	(620,523)
Net deposits (withdrawals) on deposit-type contracts	(429,725)	(201,168)	(2,167,303)
Net change in borrowed money	(1,765,528)	(1,151,474)	1,874,369
Net change in funds held under reinsurance treaties	(60,731)	(271,793)	(75,583)
Net change in payable for collateral under securities lending and other transactions	(1,347,778)	(15,819)	(125,030)
Other cash (applied) provided	492,332	587,583	98,001

Net cash provided by (used in) financing and miscellaneous activities	(4,234,806)	(2,173,724)	(1,450,248)

Net increase (decrease) in cash, cash equivalents and short-term investments	(637,665)	365,778	284,184
Cash, cash equivalents and short-term investments:
Beginning of year	2,331,468	1,965,690	1,681,506

End of year	$1,693,803	$2,331,468	$1,965,690

See accompanying notes.

7

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2019	2018	2017
Non-cash activities during the year not included in the Statutory Statement of Cash Flows:
Stock cancellations	$57,575	$—	$—
Non-cash dividend to parent company	—	60,347	—
Investments received for insured securities losses	—	16,489	—
Write off of prepaid real estate related assets	—	2,727	—
Non-cash capital contribution to investment subsidiary	—	1,971	—
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	—	—	7,196,754
Transfer of bonds, mortgage loans, and derivatives related to affiliated reinsurance amendment	—	—	5,650,741
Transfer of bonds to settle reinsurance obligations	—	—	22,479
Asset transfer of ownership between hedge funds	—	—	125,036

8

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December  31, 2019

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On July 1, 2019, the Company completed a merger with Transamerica Advisors Life Insurance Company (TALIC), an Arkansas-domiciled affiliate. On October 1, 2018, the Company completed a merger with Firebird Re Corp (FReC), an Arizona-domiciled affiliate. The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TALIC and FReC on a US statutory basis were carried forward to the merged company. As a result of the mergers, TALIC and FReC’s common stock was deemed cancelled by operation of law. Each share of the Company’s capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock. As a result of the merger, the business previously ceded from the Company to FReC is no longer reflected as ceded risk in the restated merged financials. As a result of the merger, the business previously ceded from TALIC to the Company is no longer reflected as assumed risk in the restated merged financials.

Summarized financial information for the Company and TALIC presented separately for periods prior to the merger is as follows. The amounts presented for the Company’s revenues are reflective of the revision as described in Note 3:

	Year Ended December 31
	2018	2017
Revenues:
Company	$15,206,362	$730,065
TALIC	230,284	268,890

	$15,436,646	$998,955

Net income (loss):
Company	$(1,353,504)	$603,700
TALIC	(70,314)	193,953

	$(1,423,818)	$797,653

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31 2018
Assets:
Company	$117,015,550
TALIC	7,204,454
Reclassification to conform to current year presentation: Current federal income tax recoverable	(44,052)

$124,175,952

Liabilities:
Company	$111,237,254
TALIC	6,705,315
Reclassification to conform to current year presentation: Other liabilities	(44,052)

$117,898,517

Capital and Surplus:
Company	$5,778,296
TALIC	499,139

$6,277,435

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, and pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed investment contracts. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers, and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2019	2018	2017
Net income (loss), State of Iowa basis	XXX	XXX	XXX	$3,294,022	$(1,423,818)	$797,653
State prescribed practices that are an increase(decrease) from NAIC SAP:
Separate account asset valuation	56	NA	NA	—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$3,294,022	$(1,423,818)	$797,653

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$6,528,170	$6,277,435	$7,351,473
State prescribed practices that are an increase(decrease) from NAIC SAP:
Separate account asset valuation	56	NA	NA	—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds—Change in net unrealized capital gains/ losses	—	(231,853)	(86,794)

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$6,528,170	$6,045,582	$7,264,679

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees (SSAP 108) effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019. Please refer to Note 3 for additional information.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased Capital and Surplus by $127,960. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86—Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheets (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the Balance Sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivable, accounts receivable and company owned life insurance. Company owned life insurance is carried at cash surrender value.

Other liabilities consist primarily of remittances, amounts withheld by the Company, accrued expenses, payable for securities and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported net deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that they are not impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

As of July 1, 2019, the Company has received IID approval on an approach for transitioning from a prior permitted practice into full implementation of SSAP No. 108. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing unamortized deferral balances established under the permitted practice at the time of transition. The Company will continue amortizing deferral balances established under the permitted practice according to the amortization schedule previously approved. This amortization will be reported as net realized capital gains (losses) in the Statements of Operations. The net deferral is re-classed from unassigned to special surplus and is presented in the Variable annuity reserve hedge offset deferral financial statement line item on the balance sheets. As of the date of transition, current period fair value fluctuations in the designated derivative instruments offset by the current period Valuation Manual section 21 (VM-21) liability change attributed to the hedged risk (“natural offset”) will be included in net realized capital gains (losses) in the Statements of Operations. As of the date of transition, the Company is fully compliant with the provisions of SSAP 108. The adoption of SSAP 108 and the contemporaneous release of the Permitted Practice will not impact historical statutory reporting or remaining residual balances established under the Permitted Practice and will not have a significantly different impact, in comparison to the Permitted Practice, on the Company’s statutory capital position or RBC ratio. Differences include reporting the natural offset as net realized capital gains/losses in the statements of operations compared to previously being included within the change in unrealized gains/losses with no impact to capital and surplus. Additionally, the deferral amortization under SSAP 108 begins in the subsequent reporting period as opposed to starting in the period it was established, as with the Permitted Practice. The delay in deferral amortization impacts the timing and flow through statutory capital and surplus, but does not create material differences from the Permitted Practice.

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include SEC registered closed-end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Change in Valuation Basis

As of December 31, 2019, the Company has received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM-21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company has elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,248,411. As a result, the Company released the voluntary reserve that was recorded to account for the adoption in the amount of $850,000 which was developed considering Q4 2018 balances and factors. The change year-over-year is due to significant market factor changes such as bond yields and treasury rates. As of the date of transition, the Company is fully compliant with the provisions of VM-21.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Revision to Prior Years

During 2019, the Company identified errors in prior year financial statements for which the Company has determined it appropriate to revise. The Company assessed the materiality of these revisions and concluded these revisions are not material to the December 31, 2018 and 2017 financial statements as a whole. The following tables show the impact of the revision after the effect of the TALIC merger as described in Note 1:

	Year Ended December 31, 2018
	As Revised for the Merger	Adjustment	As Revised
Statements of Operations
Revenues
Premiums and other considerations	$11,448,988	$(635,470)	$10,813,518
Fee revenue and other income	1,977,174	(5,700)	1,971,474

Total revenue	$16,077,816	$(641,170)	$15,436,646

Benefits and expenses
Surrender benefits	$15,154,347	$(618,170)	$14,536,177

Total benefits and expenses	16,821,611	(618,170)	16,203,441
Gain (loss) from operations before dividends and federal income taxes	(743,795)	(23,000)	(766,795)

Federal income tax (benefit) expense	(55,012)	(8,050)	(63,062)
Net gain (loss) from operations	(694,736)	(14,950)	(709,686)

Net income (loss)	$(1,408,868)	$(14,950)	$(1,423,818)

Statements of Changes in Capital and Surplus
Balance at December 31, 2017
Net income (loss)	$(1,408,868)	$(14,950)	$(1,423,818)
Other changes—net	(16,325)	14,950	(1,375)

Balance at December 31, 2018	$6,277,435	$—	$6,277,435

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$11,449,184	$(612,470)	$10,836,714
Other income	2,896,789	(5,700)	2,891,089
Benefit and loss related payments	(18,576,471)	618,170	(17,958,301)

Net cash provided by (used in) operating activities	978,988	—	978,988
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	$(146,883)	$(54,285)	$(201,168)
Other cash (applied) provided	533,298	54,285	587,583

Net cash provided by (used in) financing and miscellaneous activities	(2,173,724)	—	(2,173,724)

Net increase (decrease) in cash, cash equivalents and short-term investments	365,778	—	365,778
Cash, cash equivalents and short-term investments:
Beginning of year	1,965,690	—	1,965,690

End of year	$2,331,468	$—	$2,331,468

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31, 2017
	As Revised for the Merger	Adjustment	As Revised
Statements of Operations
Revenues
Premiums and other considerations	$(3,098,001)	$(416,167)	$(3,514,168)
Fee revenue and other income	1,997,110	(500)	1,996,610

Total revenue	$1,415,622	$(416,667)	$998,955

Benefits and expenses
Surrender benefits	$13,526,406	$(416,667)	$13,109,739

Total benefits and expenses	1,069,968	(416,667)	653,301
Gain (loss) from operations before dividends and federal income taxes	345,654	—	345,654

Net gain (loss) from operations	1,372,703	—	1,372,703

Net income (loss)	$797,653	$—	$797,653

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$5,446,470	$(416,167)	$5,030,303
Other income	6,905,908	(500)	6,905,408
Benefit and loss related payments	(16,493,134)	416,667	(16,076,467)

Net cash provided by (used in) operating activities	(331,021)	—	(331,021)
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	$(2,130,022)	$(37,281)	$(2,167,303)
Other cash (applied) provided	60,720	37,281	98,001

Net cash provided by (used in) financing and miscellaneous activities	(1,450,248)	—	(1,450,248)
Net increase (decrease) in cash, cash equivalents and short-term investments	284,184	—	284,184
Cash, cash equivalents and short-term investments:
Beginning of year	1,681,506	—	1,681,506

End of year	$1,965,690	$—	$1,965,690

Management has determined that the amounts primarily relate to misclassifications of balances within the Statements of Operations and Cash Flows for the years ended December 31, 2018 and 2017 related to accounting for retirement plan cash flows and other cash flow presentation reclassifications. This error resulted in offsetting misstatements to premiums and other considerations, fee revenue and other income, and surrender benefits and corresponding offsetting misstatements within the cash provided by (used in) operating activities and cash provided by (used in) financing and miscellaneous activities. The misclassifications had no impact to the Company’s net income or capital and surplus in the prior years.

In addition, Management reclassified certain prior year out of period adjustments from income to capital and surplus per SSAP No. 3, Accounting Changes and Corrections of Errors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,298,116	$1,298,076	$1,042,719	$255,397	$—	$—	$—
Short-term notes receivable from affiliates	240,300	240,300	—	240,300	—	—	—
Bonds	28,644,195	25,412,467	5,355,305	22,844,657	444,233	—	—
Preferred stocks, other than affiliates	109,845	111,630	—	108,849	996	—	—
Common stocks, other than affiliates	80,789	80,789	10,227	19	70,543	—	—
Mortgage loans on real estate	5,383,132	5,096,613	—	—	5,383,132	—	—
Other invested assets	262,406	218,682	—	243,524	18,882	—	—
Derivative assets:
Options	311,739	311,739	—	311,739	—	—	—
Interest rate swaps	1,363,717	1,363,526	—	1,363,717	—	—	—
Currency swaps	8,929	7,304	—	8,929	—	—	—
Credit default swaps	59,599	34,248	—	59,599	—	—	—
Equity swaps	55	55	—	55	—	—	—
Interest rate futures	467	467	467	—	—	—	—
Equity futures	686	686	686	—	—	—	—
Derivative assets total	1,745,192	1,718,025	1,153	1,744,039	—	—	—
Policy loans	1,099,596	1,099,596	—	1,099,596	—	—	—
Securities lending reinvested collateral	987,763	987,763	96	987,667	—	—	—
Separate account assets	85,275,020	85,209,155	81,391,463	3,878,274	5,283	—	—
Liabilities
Investment contract liabilities	16,687,551	11,934,145	—	218,239	16,469,312	—	—
Derivative liabilities:
Options	151,696	151,696	—	151,696	—	—	—
Interest rate swaps	1,279,477	1,442,132	—	1,279,477	—	—	—
Currency swaps	2,279	4,328	—	2,279	—	—	—
Credit default swaps	(3,740)	13,450	—	(3,740)	—	—	—
Equity swaps	211,606	211,606	—	211,606	—	—	—
Interest rate futures	22,916	22,916	22,916	—	—	—	—
Equity futures	5,673	5,673	5,673	—	—	—	—
Derivative liabilities total	1,669,907	1,851,801	28,589	1,641,318	—	—	—
Dollar repurchase agreements	448,829	448,829	—	448,829	—	—	—
Payable for securities lending	1,246,827	1,246,827	—	1,246,827	—	—	—
Payable for derivative cash collateral	484,637	484,637	—	484,637	—	—	—
Separate account annuity liabilities	78,615,086	78,617,102	2,783	78,565,537	46,766	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31, 2018
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,966,071	$1,966,071	$1,385,771	$580,300	$—	$—	$—
Short-term notes receivable from affiliates	261,000	261,000	—	261,000	—	—	—
Bonds	28,352,356	27,627,135	7,005,814	20,905,525	441,017	—	—
Preferred stocks, other than affiliates	97,812	104,793	—	94,815	2,997	—	—
Common stocks, other than affiliates	171,979	171,979	15,401	6	156,572	—	—
Mortgage loans on real estate	4,647,770	4,600,493	—	—	4,647,770	—	—
Other invested assets	241,689	214,934	—	229,963	11,726	—	—
Derivative assets:
Options	996,427	996,427	—	996,427	—	—	—
Interest rate swaps	710,817	711,165	—	710,817	—	—	—
Currency swaps	15,288	15,495	—	15,288	—	—	—
Credit default swaps	52,360	52,579	—	52,360	—	—	—
Equity swaps	281,457	281,457	—	281,457	—	—	—
Interest rate futures	20,639	20,639	20,639	—	—	—	—
Equity futures	20,189	20,189	20,189	—	—	—	—
Derivative assets total	2,097,177	2,097,951	40,828	2,056,349	—	—	—
Policy loans	1,139,853	1,139,853	—	1,139,853	—	—	—
Securities lending reinvested collateral	1,660,683	1,660,683	71,045	1,589,638	—	—	—
Separate account assets	76,150,197	76,130,173	72,461,882	3,684,492	3,823	—	—
Liabilities
Investment contract liabilities	13,297,887	12,379,779	—	243,143	13,054,743	—	—
Derivative liabilities:
Options	344,808	344,808	—	344,808	—	—	—
Interest rate swaps	376,095	591,999	—	376,095	—	—	—
Currency swaps	1,706	645	—	1,706	—	—	—
Credit default swaps	(1,309)	13,394	—	(1,309)	—	—	—
Equity swaps	16,890	16,890	—	16,890	—	—	—
Interest rate futures	6,999	6,999	6,999	—	—	—	—
Equity futures	1,239	1,239	1,239	—	—	—	—
Derivative liabilities total	746,428	975,974	8,238	738,190	—	—	—
Dollar repurchase agreements	214,357	214,357	—	214,357	—	—	—
Payable for securities lending	1,835,122	1,835,122	—	1,835,122	—	—	—
Payable for derivative cash collateral	1,245,534	1,245,534	—	1,245,534	—	—	—
Separate account annuity liabilities	69,914,071	69,915,907	3,069	69,874,047	36,955	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$15,615	$4,075	$—	$19,690

Total bonds	—	15,615	4,075	—	19,690

Preferred stock
Industrial and miscellaneous	—	41	996	—	1,037

Total preferred stock	—	41	996	—	1,037

Common stock
Mutual funds	5,049	—	—	—	5,049
Industrial and miscellaneous	5,178	19	70,543	—	75,740

Total common stock	10,227	19	70,543	—	80,789

Cash equivalents and short-term
Money market mutual funds	1,042,719	—	—	—	1,042,719

Total cash equivalents and short-term	1,042,719	—	—	—	1,042,719

Securities lending reinvested collateral	96	—	—	—	96
Derivative assets	1,153	1,671,609	—	—	1,672,762
Separate account assets	81,255,681	3,293,963	4,271	—	84,553,915

Total assets	$82,309,876	$4,981,247	$79,885	$—	$87,371,008

Liabilities:
Derivative liabilities	$28,589	$1,633,210	$—	$—	1,661,799
Separate account liabilities	2,783	—	—	—	2,783

Total liabilities	$31,372	$1,633,210	$—	$—	$1,664,582

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Government	$—	$900	$—	$—	$900
Industrial and miscellaneous	—	26,472	8,205	—	34,677
Hybrid securities	—	2,282	—	—	2,282

Total bonds	—	29,654	8,205	—	37,859

Preferred stock
Industrial and miscellaneous	—	1,601	2,997	—	4,598

Total preferred stock	—	1,601	2,997	—	4,598

Common stock
Mutual funds	12,648	—	—	—	12,648
Industrial and miscellaneous	2,753	6	156,572	—	159,331

Total common stock	15,401	6	156,572	—	171,979

Cash equivalents and short-term
Money market mutual funds	1,385,771	—	—	—	1,385,771

Total cash equivalents and short-term	1,385,771	—	—	—	1,385,771

Securities lending reinvested collateral	71,045	—	—	—	71,045
Derivative assets	40,828	1,995,419	—	—	2,036,247
Separate account assets	72,321,900	3,124,101	3,823	—	75,449,824

Total assets	$73,834,945	$5,150,781	$171,597	$—	$79,157,323

Liabilities:
Derivative liabilities	$8,238	$811,965	$—	$—	$820,203
Separate account liabilities	3,069	—	—	—	3,069

Total liabilities	$11,307	$811,965	$—	$—	$823,272

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 are internally valued using significant unobservable inputs.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018:

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
RMBS	$—	$5	$—	$—	$(5)
Other	8,206	—	1,829	72	398
Preferred stock	2,997	—	—	—	(2,654)
Common stock	156,572	—	4,197	(5,874)	3,296
Separate account assets	3,824	1,264	807	(3)	(789)

Total	$171,598	$1,269	$6,833	$(5,805)	$246

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019
Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	2,772	4,075
Preferred stock	653	—	—	—	996
Common stock	4,645	6,702	90,600	1	70,543
Separate account assets	848	—	(27)	93	4,271

Total	$6,146	$6,702	$90,573	$2,866	$79,885

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2018	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Government	$—	$—	$—	$(3)	$3
RMBS	—	—	—	(26)	26
Other	14,619	—	5,465	108	423
Preferred stock	3,180	—	—	—	(754)
Common stock	197,751	—	270	(2,000)	3,398
Other long term	—	920	1,040	—	(310)
Derivatives	29,230	—	—	(84,445)	(29,230)
Separate account assets	51,040	1,394	249	(43,234)	(77)

Total	$295,820	$2,314	$7,024	$(129,600)	$(26,521)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2018
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	—	—
Other	—	—	—	1,479	8,206
Preferred stock	828	—	259	—	2,997
Common stock	—	216	42,400	123	156,572
Other long term	430	—	—	—	—
Derivatives	—	—	(3,869)	(80,576)	—
Separate account assets	100	—	3,490	1,660	3,824

Total	$1,358	$216	$42,280	$(77,314)	$171,598

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2019, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2019, the Company held one property as held-for sale, where carrying amount of $576 was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
Bonds:
United States Government and agencies	$4,280,658	$775,293	$372	$5,055,579
State, municipal and other government	1,174,675	125,422	16,509	1,283,588
Hybrid securities	271,982	42,062	1,464	312,580
Industrial and miscellaneous	15,555,330	2,013,749	42,420	17,526,659
Mortgage and other asset-backed securities	4,129,822	351,694	15,727	4,465,789

Total unaffiliated bonds	25,412,467	3,308,220	76,492	28,644,195
Unaffiliated preferred stocks	111,630	6,330	8,115	109,845

	$25,524,097	$3,314,550	$84,607	$28,754,040

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$58,311	$22,545	$67	$80,789

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2018
Bonds:
United States Government and agencies	$6,578,120	$277,575	$121,838	$6,733,857
State, municipal and other government	761,458	35,634	19,456	777,636
Hybrid securities	260,707	13,182	8,417	265,472
Industrial and miscellaneous	15,824,266	731,481	383,320	16,172,427
Mortgage and other asset-backed securities	4,202,584	265,837	65,457	4,402,964

Total unaffiliated bonds	27,627,135	1,323,709	598,488	28,352,356
Unaffiliated preferred stocks	104,793	3,022	10,003	97,812

	$27,731,928	$1,326,731	$608,491	$28,450,168

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$154,552	$18,557	$1,130	$171,979

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$715,115	$721,686
Due after one year through five years	4,446,683	4,713,256
Due after five years through ten years	5,108,090	5,808,153
Due after ten years	11,012,757	12,935,311

	21,282,645	24,178,406
Mortgage and other asset-backed securities	4,129,822	4,465,789

	$25,412,467	$28,644,195

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$896	$4	$10,513	$368
State, municipal and other government	37,638	10,695	96,166	5,814
Hybrid securities	18,613	1,464	—	—
Industrial and miscellaneous	349,475	31,808	398,580	10,612
Mortgage and other asset-backed securities	217,019	12,486	503,736	3,241

Total bonds	623,641	56,457	1,008,995	20,035

Preferred stocks-unaffiliated	47,696	8,025	4,511	90
Common stocks-unaffiliated	—	—	739	67

	$671,337	$64,482	$1,014,245	$20,192

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	2018
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$415,707	$25,873	$3,771,379	$95,965
State, municipal and other government	84,973	6,723	192,550	12,733
Hybrid securities	13,815	2,063	114,678	6,354
Industrial and miscellaneous	1,584,834	141,445	4,936,668	241,875
Mortgage and other asset-backed securities	796,932	39,004	828,836	26,453

Total bonds	2,896,261	215,108	9,844,111	383,380

Preferred stocks-unaffiliated	23,579	6,575	38,576	3,428
Common stocks-unaffiliated	—	—	11,083	1,130

	$2,919,840	$221,683	$9,893,770	$387,938

During 2019, there were $4,294 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis. During 2018 and 2017, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $5,546, $4,339 and $7,960, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
87266TAJ1	$1,299	$1,056	$243	$1,056	$869	3/31/2019
79548KXQ6	295	271	24	271	228	3/31/2019
14984WAA8	1,399	1,295	104	1,295	1,295	6/30/2019
87266TAJ1	587	484	103	484	387	6/30/2019
79548KXQ6	250	250	—	250	209	6/30/2019
41161PPQ0	19,646	18,718	928	18,718	17,362	9/30/2019
36828QQK5	2,493	2,237	256	2,237	1,754	9/30/2019
79548KXQ6	221	203	18	203	58	9/30/2019
126671ZS8	4	4	—	4	4	9/30/2019
585525ES3	491	480	11	480	424	9/30/2019
15032GAC8	2,245	2,245	—	2,245	2,245	9/30/2019
41161PPQ0	18,422	18,368	54	18,368	16,944	12/31/2019
36828QQK5	2,237	1,134	1,103	1,134	1,751	12/31/2019
52108MDN0	3,049	366	2,683	366	1,870	12/31/2019
22541SGE2	432	417	15	417	426	12/31/2019
585525ES3	428	424	4	424	381	12/31/2019

			$5,546

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

	2019		2018
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$12,486	$15,728	$39,004	$40,117
The aggregate related fair value of securities with unrealized losses	217,019	517,385	796,932	850,568

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 199 and 663 securities with a carrying amount of $735,818 and $3,141,523, and an unrealized loss of $64,482 and $221,683. Of this portfolio, 65.2% and 90.7% were investment grade with associated unrealized losses of $19,696 and $165,913, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 245 and 1,411 securities with a carrying amount of $1,033,633 and $10,269,495 and an unrealized loss of $20,125 and $386,809. Of this portfolio, 91.1% and 89.7% were investment grade with associated unrealized losses of $11,888 and $302,186, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 and 2018, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 7 and 13 securities with a cost of $807 and $12,212 and an unrealized loss of $67 and $1,130.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	2	$18,813	$18,169
Loan-backed and structured securities, amortized cost	3	6,719	6,719
Preferred stock, amortized cost	1	996	996

Total	6	$26,528	$25,884

December 31, 2018
Bond, amortized cost	3	$29,647	$29,725
Loan-backed and structured securities, amortized cost	1	8	8
Preferred stock, amortized cost	1	2,996	2,996

Total	5	$32,651	$32,729

The tables below present the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting:

December 31, 2019	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Receivables for securities	$120,009	$101,474	$18,535
Liabilities:
Borrowed money	$550,303	$101,474	$448,829

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Receivables for securities	$273,566	$149,607	$123,959
Liabilities:
Borrowed money	$353,860	$149,607	$204,253

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 175 and 159 securities as a result of a callable feature which generated investment income of $13,296 and $18,683 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017
Proceeds	$13,048,390	$5,928,234	$18,171,710

Gross realized gains	$133,153	$86,626	$2,375,500
Gross realized losses	(37,677)	(209,899)	(151,723)

Net realized capital gains (losses)	$95,476	$(123,273)	$2,223,777

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2019, 2018 and 2017 of $30,802, $10,795 and $19,101, respectively.

At December 31, 2019 and 2018, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 were as follows:

December 31, 2019
	Farm	Commercial	Total
AAA - AA	$10,519	$3,000,254	$3,010,773
A	31,600	1,812,978	1,844,578
BBB	6,458	217,779	224,237
BB	8,536	4,089	12,625
B	—	4,400	4,400

	$57,113	$5,039,500	$5,096,613

December 31, 2018
	Farm	Commercial	Total
AAA - AA	$219	$2,635,041	$2,635,260
A	42,814	1,745,127	1,787,941
BBB	6,690	157,753	164,443
BB	8,730	4,119	12,849
B	—	—	—

	$58,453	$4,542,040	$4,600,493

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019, the Company issued mortgage loans with a maximum interest rate of 5.52% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 82%. During 2018, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.95% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination was 69%.

During 2019 and 2018, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

		Commercial
	Farm	All Other	Total
December 31, 2019
Recorded Investment (All)
(a) Current	$57,113	$4,958,605	$5,015,718
(b) 30-59 Days Past Due	—	—	—
(c) 60-89 Days Past Due	—	—	—
(d) 90-179 Days Past Due	—	—	—
(e) 180+ Days Past Due	—	80,895	80,895
Accruing interest 90-179 days past due
(a) Recorded investment	—	—	—
(b) Interest accrued	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$33,658	$1,483,157	$1,516,815

		Commercial
	Farm	All Other	Total
December 31, 2018
Recorded Investment (All)
(a) Current	$50,576	$4,461,023	$4,511,599
(b) 30-59 Days Past Due	—	—	—
(c) 60-89 Days Past Due	—	57,005	57,005
(d) 90-179 Days Past Due	7,875	—	7,875
(e) 180+ Days Past Due	—	24,014	24,014
Accruing interest 90-179 days past due
(a) Recorded investment	7,876	—	7,876
(b) Interest accrued	96	—	96
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$31,524	$1,286,604	$1,318,128

At December 31, 2019 and 2018, respectively, multiple mortgage loans with a carrying value of $80,895 and $24,014 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2019 and 2018. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2019 and 2018, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2019 and 2018, the Company held no impaired loans with related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2019 and 2018 was $0 and $49,118, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2019	2018	2017
Balance at beginning of period	$—	$26,618	$1,421
Additions, net charged to operations	—	—	26,618
Recoveries in amounts previously charged off	—	(26,618)	(1,421)

Balance at end of period	$—	$—	$26,618

As of December 31, 2019 and 2018, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recognized $0, $852 and $5,359 of interest income on impaired loans. Interest income of $0, $860 and $2,806, respectively, was recognized on a cash basis for the years ended December 31, 2019, 2018 and 2017.

At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $69,202 and $46,436, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2019	2018		2019	2018
Pacific	25%	28%	Apartment	47%	47%
South Atlantic	23	22	Retail	19	21
Middle Atlantic	16	16	Office	15	16
E. North Central	9	8	Industrial	15	12
W. North Central	8	8	Other	2	2
W. South Central	8	7	Agricultural	1	1
Mountain	7	6	Medical	1	1
E. South Central	3	4
New England	1	1

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, 2018 and 2017, the Company had mortgage loans with a total net admitted asset value of $20,550, $23,144 and $83,445, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2019, 2018 and 2017 related to such restructurings. At December 31, 2019 and 2018, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $5,078, $26,231 and $4,033 were taken on real estate in 2019, 2018 and 2017, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2019.

As of December 31, 2019, there were four properties classified as held for sale. As of December 31, 2018, there were nine properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2019, one property classified as held for sale was disposed of resulting in a net realized gain of $1,788. During 2018, six properties classified as held for sale were disposed of resulting in a net realized gain of $4,579. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The Company also disposed of other properties during 2019 and 2018 resulting in net realized gains of $9,047 and $26,756, respectively.

The carrying value of the Company’s real estate assets at December 31, 2019 and 2018 was as follows:

	2019	2018
Home office properties	$45,831	$52,466
Investment properties	—	18,953
Properties held for sale	5,715	43,027

	$51,546	$114,446

Accumulated depreciation on real estate at December 31, 2019 and 2018, was $47,188 and $72,083, respectively.

Other Invested Assets

During 2019, the Company recorded impairments of $5,488, $3,363, and $13,867 throughout 2019, 2018 and 2017. These impairments were primarily related to private equity funds, except for 2017, which also included an impairment for a tax credit fund. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $125,036, which resulted in a realized gain of $19,443.

Tax Credits

At December 31, 2019, the Company had ownership interests in forty-six LIHTC investments with a carrying value of $58,163. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $26,728. Tax credits recognized in 2019 were $81,690, and other tax benefits recognized in 2019 were $2,795. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2018, the Company had ownership interests in forty-seven LIHTC investments with a carrying value of $33,212. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2019 to 2029 is $55,107. Tax credits recognized during 2018 was $76,141. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2019 and 2018:

		December 31, 2019
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$2,683	$5,024
Economic Redevelopment and Growth Tax Credits	NJ	5,281	20,948

Total		$7,964	$25,972

		December 31, 2018
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$3,880	$6,220
Economic Redevelopment and Growth Tax Credits	NJ	3,994	20,948

Total		$7,874	$27,168

*	The unused amount reflects credits that the Company deems will be realizable in the period 2019-2030.

The Company did not have any non-transferable state tax credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018 was as follows:

	2019	2018
Fair value - positive	$647,378	$2,285,546
Fair value - negative	(646,157)	(934,798)

At December 31, 2019, 2018 and 2017, the Company has recorded unrealized gains (losses) of ($257,972), $858,229 and ($131,678), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2019, 2018 and 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 24 years for forecasted hedge transactions. At December 31, 2019 and 2018, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2019 and 2018, the Company has accumulated deferred gains in the amount of $2,334 and $0, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Options:
Calls	$(15,424)	$59,693	$2,473
Caps	—	—	(1,203)
Puts	—	(26,491)	(7,634)

Total options	$(15,424)	$33,202	$(6,364)

Swaps:
Interest rate	$95,162	$(299,024)	$307,519
Credit	(3,099)	(14,288)	8,209
Total return	(611,814)	(205,341)	(1,443,432)

Total swaps	$(519,751)	$(518,653)	$(1,127,704)

Futures—net positions	535,875	(310,914)	60,205
Lehman settlements	106	537	1,195

Total realized gains (losses)	$806	$(795,828)	$(1,072,668)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019		2018
Derivative component of RSATs
Credit default swaps	$56,455	$55,387	$(9,504	) $	(6,341)
Interest rate swaps	3,225	1,650	—		8,598

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$59,599	$43,455	$(11,589)	$(1,309)
Interest rate swaps	3,972	2,188	—	—

Total	$63,571	$45,643	$(11,589)	$(1,309)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(3,099)	$(4,476)	$8,209
Interest rate swaps	—	(8,207)	(59,357)

Total	$(3,099)	$(12,683)	$(51,148)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

		2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$6,522	$441,000	1.9
Credit default swaps referencing indices		108	10,000	39.9

Subtotal		6,630	451,000	2.7

BBB	2
Single name credit default swaps (3)		41,004	1,781,035	1.8
Credit default swaps referencing indices		23,093	1,192,624	2.9

Subtotal		64,097	2,973,659	2.3

BB	3
Single name credit default swaps (3)		462	50,000	1.2

Subtotal		462	50,000	1.2

Total		$71,189	$3,474,659	2.3

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		2018
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$5,534	$468,085	2.6
Credit default swaps referencing indices		(109)	10,000	40.9

Subtotal		5,425	478,085	3.4

BBB	2
Single name credit default swaps (3)		32,228	1,905,450	2.7
Credit default swaps referencing indices		7,806	907,000	3.3

Subtotal		40,034	2,812,450	2.9

BB	3
Single name credit default swaps (3)		2,427	145,500	2.7

Subtotal		2,427	145,500	2.7

B	4
Single name credit default swaps (3)		(2,809)	27,000	2.7

Subtotal		(2,809)	27,000	2.7

CCC and lower	5
Single name credit default swaps (3)		(312)	5,000	1.0

Subtotal		(312)	5,000	1.0

Total		$44,765	$3,468,035	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2019, the maximum amounts of potential future recoveries available to offset the $3,474,659 from the table above were $0. At December 31, 2018, the maximum amounts of potential future recoveries available to offset the $3,468,035 from the table above were $0.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$2,402,624	$2,509,467	$59,599	$52,360
Currency swaps	88,501	129,622	8,929	15,288
Equity futures	—	22	686	20,189
Equity swaps	209,341	3,706,430	55	281,457
Interest rate futures	—	38	—	20,639
Interest rate swaps	33,735	24,881,535	5,147	710,817
Options	21,196,796	23,094,442	311,739	996,427
Derivative liabilities:
Credit default swaps	1,446,000	1,318,568	(3,740)	(1,309)
Currency swaps	142,704	18,459	2,279	1,706
Equity futures	(12)	(1)	5,673	1,239
Equity swaps	4,823,034	145,269	211,606	16,890
Interest rate futures	—	(19)	—	6,999
Interest rate swaps	3,366,493	15,261,493	17,420	376,095
Options	(3,676,923)	(3,815,570)	151,696	344,808

*	Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy (CDHS), interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. The hedging strategy is unchanged from the prior reporting period, and the total return on the designated portfolio of derivatives has been highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Scheduled amortization for SSAP 108 derivatives as of December 31, 2019 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2020	$68,503	$18,702
2021	60,234	18,702
2022	39,808	18,702
2023	39,808	18,702
2024	39,808	18,702
2025	39,808	18,702
2026	29,176	18,702
2027	22,720	18,702
2028	17,393	18,702
2029	20,155	14,028

Total	$377,413	$182,346

As discussed in Note 2 and 3, the Company elected to adopt SSAP 108 effective July 1, 2019.

The following table is a reconciliation of the total deferred balance of SSAP 108 derivatives from the date of adoption through December 31, 2019. The beginning deferred balance was the deferral under a previous permitted practice described in Note 2.

1.	Total Deferred Balance, July 1, 2019	$189,601
2.	Current Year Amortization	19,002
3.	Current Year Deferred Recognition	(24,468)

4.	Ending Deferred Balance [1-(2+3)]	$195,067

The following tables provide information regarding SSAP 108 hedging instruments:

	12/31/2019	7/1/2019
Amortized cost	$(51)	$(53)
Fair value	$74,063	$447,385

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total
Derivative performance	$23,639	$495,410	$(373,324)	$145,725

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	—	(184,385)	14,192	(170,193)
Deferred	(23,639)	(311,025)	359,132	24,468

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Prior year fair value of hedged item	$(2,294,125)
Current year fair value of hedged item	(2,573,520)

Change in fair value attributable to interest rates	$(279,395)

Portion of the fair value change attributed to the hedged risk	$(232,394)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2019
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$1,246,827	$—	$—	$—	$1,246,827
Subject to repurchase agreements	113,025	—	—	—	113,025
Subject to dollar repurchase agreements	550,333	—	—	—	550,333
FHLB capital stock	42,800	—	—	—	42,800
On deposit with states	43,813	—	—	—	43,813
Pledged as collateral to FHLB (including assets backing funding agreements)	1,259,059	—	—	—	1,259,059
Pledged as collateral not captured in other categories	736,696	—	—	—	736,696
Other restricted assets	1,170,136	—	—	—	1,170,136

Total restricted assets	$5,162,689	$—	$—	$—	$5,162,689

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2018)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$1,842,557	$(595,730)	$—	$1,246,827	0.96%	0.96%
Subject to repurchase agreements	205,405	(92,380)	—	113,025	0.09%	0.09%
Subject to dollar repurchase agreements	371,260	179,073	—	550,333	0.42%	0.42%
FHLB capital stock	133,400	(90,600)	—	42,800	0.03%	0.03%
On deposit with states	43,908	(95)	—	43,813	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,405,503	(3,146,444)	—	1,259,059	0.97%	0.97%
Pledged as collateral not captured in other categories	687,891	48,805	—	736,696	0.56%	0.56%
Other restricted assets	1,172,934	(2,798)	—	1,170,136	0.90%	0.90%

Total restricted assets	$8,862,858	$(3,700,169)	$—	$5,162,689	3.96%	3.96%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2019
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$728,018	$—	$—	$—	$728,018
Secured funding agreements	6,357	—	—	—	6,357
AMBAC	2,321	—	—	—	2,321

Total	$736,696	$—	$—	$—	$736,696

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2018)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$638,025	$89,993	$728,018	0.56%	0.56%
Secured funding agreements	46,723	(40,366)	6,357	0.00%	0.00%
AMBAC	3,143	(822)	2,321	0.00%	0.00%

Total	$687,891	$48,805	$736,696	0.56%	0.56%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018:

2019
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$898,267	$898,267	2.02%	2.02%
Securities lending collateral assets	1,246,827	1,246,827	2.80	2.80
Other	35,199	35,199	0.08	0.08

Total collateral assets	$2,180,293	$2,180,293	4.90%	4.90%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$2,181,672	5.75%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

2018
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,453,892	$1,453,892	3.05%	3.06%
Securities lending collateral assets	1,835,122	1,835,122	3.85	3.87
Other	5,999	5,999	0.01	0.01

Total collateral assets	$3,295,013	$3,295,013	6.91%	6.94%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,296,139	8.01%

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017
Income:
Bonds	$1,185,232	$1,276,258	$1,660,465
Preferred stocks	6,230	8,251	6,160
Common stocks	143,184	100,616	214,463
Mortgage loans on real estate	226,766	204,434	245,562
Real estate	21,899	20,190	20,862
Policy loans	67,366	69,773	72,733
Cash, cash equivalents and short-term investments	59,292	39,557	24,772
Derivatives	16,562	32,673	82,507
Other invested assets	49,846	73,164	295,840

Gross investment income	1,776,377	1,824,916	2,623,364
Less: investment expenses	171,238	205,794	172,388

Net investment income before amortization of IMR	1,605,139	1,619,122	2,450,976
Amortization of IMR	39,186	48,050	65,306

Net investment income	$1,644,325	$1,667,172	$2,516,282

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2019	2018	2017
Bonds	$62,739	$(135,605)	$2,204,142
Preferred stocks	1,933	1,539	535
Common stocks	25,384	(3,690)	(1,978)
Mortgage loans on real estate	388	(25,696)	93,149
Real estate	5,756	5,104	(4,101)
Cash, cash equivalents and short-term investments	239	(51)	(202)
Derivatives	311,724	(796,365)	(1,073,863)
Variable annuity reserve hedge offset	(159,833)	—	—
Other invested assets	82,951	113,854	118,984

Change in realized capital gains (losses), before taxes	331,281	(840,910)	1,336,666
Federal income tax effect	(43,047)	4,006	(197,937)
Transfer from (to) interest maintenance reserve	(47,710)	122,772	(1,713,779)

Net realized capital gains (losses) on investments	$240,524	$(714,132)	$(575,050)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017
Bonds	$48,719	$34,184	$65,937
Preferred stocks	(2,504)	(859)	(564)
Common stocks	5,052	1,874	1,468
Affiliated entities	447,273	157,530	398,521
Mortgage loans on real estate	—	26,618	(25,197)
Cash equivalents and short-term investments	(31)	145	6
Derivatives	(761,219)	1,093,543	(66,675)
Other invested assets	18,228	32,164	182,596

Change in unrealized capital gains (losses), before taxes	(244,482)	1,345,199	556,092
Taxes on unrealized capital gains (losses)	(82,980)	(54,824)	123,327

Change in unrealized capital gains (losses), net of tax	$(327,462)	$1,290,375	$679,419

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1,003	$168	$1,077	$173
Ordinary renewal business	278,922	256,376	94,286	84,273
Group life direct business	17,843	9,477	16,474	7,911
Credit direct business	9	9	13	13

	$297,777	$266,030	$111,850	$92,370

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018
Life insurance reserves	$11,472,311	$12,368,680
Annuity reserves and supplementary contracts with life contingencies	14,094,715	14,244,431
Accident and health reserves (including long term care)	670,910	681,838

Total policy reserves	$26,237,936	$27,294,949
Deposit-type contracts	591,570	967,757
Policy claims	479,226	527,901

Total policy reserves, deposit-type contracts and claim liabilities	$27,308,732	$28,790,607

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2019 and 2018, the Company had insurance in force aggregating $59,712,049 and $78,179,488, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,608,260 and $1,667,131 to cover these deficiencies as of December 31, 2019 and 2018, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2019 and 2018.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2019
2019	$—	$276,850	$201,741	$75,109
2018 and prior	135,241	2,690	86,381	51,550

	135,241	$279,540	$288,122	126,659

Active life reserve	$632,180			$623,147

Total accident and health reserves	$767,421			$749,806

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2018
2018	$—	$308,983	$225,500	$83,483
2017 and prior	157,201	(21,859)	83,584	51,758

	157,201	$287,124	$309,084	135,241

Active life reserve	$657,543			$632,180

Total accident and health reserves	$814,744			$767,421

The change in the Company’s unpaid claims reserve was $2,690 and ($21,859) for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2019 was in normal range. The change in 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2019
2019	$—	$17,934	$17,219	$715
2018 and prior	3,091	(1,017)	1,584	490

	$3,091	$16,917	$18,803	$1,205

Year ended December 31, 2018
2018	$—	$16,859	$14,951	$1,908
2017 and prior	3,279	(325)	1,771	1,183

	$ 3,279	$16,534	$ 16,722	$ 3,091

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2019
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$541,753	$561	$—	$542,314	1%
At book value less surrender charge of 5% or more	907,255	—	—	907,255	1
At fair value	3,842	—	49,151,231	49,155,073	80

Total with adjustment or at fair value	1,452,850	561	49,151,231	50,604,642	82
At book value without adjustment (minimal or no charge or adjustment)	7,800,086	—	—	7,800,086	13
Not subject to discretionary withdrawal provision	2,498,084	—	264,646	2,762,730	5

Total individual annuity reserves	11,751,020	561	49,415,877	61,167,458	100%

Less reinsurance ceded	2,833,026	—	—	2,833,026

Net individual annuities reserves	$8,917,994	$561	$49,415,877	$58,334,432

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	8	—	—	8

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2019
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,107,433	$18,568	$—	$1,126,001	3%
At book value less surrender charge of 5% or more	235	—	—	235	—
At fair value	—	—	29,101,801	29,101,801	84

Total with adjustment or at fair value	1,107,668	18,568	29,101,801	30,228,037	87
At book value without adjustment (minimal or no charge or adjustment)	2,475,633	—	—	2,475,633	7
Not subject to discretionary withdrawal provision	2,189,501	—	38,174	2,227,675	6

Total group annuities reserves	5,772,802	18,568	29,139,975	34,931,345	100%

Less reinsurance ceded	377,165	—	—	377,165

Net group annuities reserves	$5,395,637	$18,568	$29,139,975	$34,554,180

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2019
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,789	$—	$—	$4,789	1%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	4,789	—	—	4,789	1
At book value without adjustment (minimal or no charge or adjustment)	775	—	—	775	—
Not subject to discretionary withdrawal provision	375,756	48,782	9,686	434,224	99

Total deposit-type contracts	381,320	48,782	9,686	439,788	100%

Less reinsurance ceded	8,666	—	—	8,666

Net deposit-type contracts	$372,654	$48,782	$9,686	$431,122

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,457,795
Exhibit 5, Supp contracts with life contingencies section, total (net)	636,920
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	591,570

Subtotal	14,686,285
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	78,311,341
Exhibit 3, Supp contracts with life contingencies section, total	263,640
Other contract deposit funds	58,468

Subtotal	78,633,449

Combined total	$93,319,734

	December 31 2018
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$528,969	$1,279	$—	$530,248	1%
At book value less surrender charge of 5% or more	501,977	—	—	501,977	1
At fair value	97,877	—	44,202,566	44,300,443	77

Total with adjustment or at fair value	1,128,823	1,279	44,202,566	45,332,668	79
At book value without adjustment (minimal or no charge or adjustment)	8,701,240	—	—	8,701,240	15
Not subject to discretionary withdrawal provision	3,209,969	—	214,506	3,424,475	6

Total individual annuity reserves	13,040,032	1,279	44,417,072	57,458,383	100%

Less reinsurance ceded	2,819,439	—	—	2,819,439

Net individual annuity reserves	$10,220,593	$1,279	$44,417,072	$54,638,944

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2018
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$653,206	$25,742	$—	$678,948	2%
At book value less surrender charge of 5% or more	127	—	—	127	—
At fair value	—	—	25,390,084	25,390,084	82

Total with adjustment or at fair value	653,333	25,742	25,390,084	26,069,159	84
At book value without adjustment (minimal or no charge or adjustment)	2,543,431	—	—	2,543,431	8
Not subject to discretionary withdrawal provision	2,273,676	—	31,585	2,305,261	8

Total group annuity reserves	5,470,440	25,742	25,421,669	30,917,851	100%

Less reinsurance ceded	398,265	—	—	398,265

Net group annuity reserves	$5,072,175	$25,742	$25,421,669	$30,519,586

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2018
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,718	$—	$—	$4,718	1%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	4,718	—	—	4,718	1
At book value without adjustment (minimal or no charge or adjustment)	761	—	—	761	—
Not subject to discretionary withdrawal provision	731,816	38,792	8,286	778,894	99

Total deposit-type contracts	737,295	38,792	8,286	784,373	100%

Less reinsurance ceded	8,174	—	—	8,174

Net deposit-type contracts	$729,121	$38,792	$8,286	$776,199

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Amount
Reconcililation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$14,401,938
Exhibit 5, Supp contracts with life contingencies section, total (net)	652,194
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	967,757

Subtotal	16,021,889
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	69,652,375
Exhibit 3, Supp contracts with life contingencies section, total	213,387
Other contract deposit funds	47,078

Subtotal	69,912,840

Combined total	$85,934,729

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2019
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$127,240	$174,114	$294,514	$—	$—	$—
Universal life	8,928,502	8,652,284	12,290,308	—	—	—
Universal life with secondary guarantees	3,583,462	3,496,533	8,994,292	—	—	—
Indexed universal life with secondary guarantees	138,016	98,875	127,312	—	—	—
Other permanent cash value life insurance	272,553	1,009,143	1,542,059	—	—	—
Variable universal life	42,258	41,415	924,560	4,151,215	4,149,688	5,473,280
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	7,946,544	—	—	—
Accidental death benefits	—	—	36,530	—	—	—
Disability- active lives	—	—	31,521	—	—	—
Disability- disabled lives	—	—	55,431	—	—	—
Miscellaneous reserves	—	—	2,244,758	—	—	—

Total (gross)	13,092,031	13,472,364	34,487,829	4,151,215	4,149,688	5,473,280
Reinsurance ceded	4,155,647	4,155,691	23,015,518	—	—	—

Total (net)	$8,936,384	$9,316,673	$11,472,311	$4,151,215	$4,149,688	$5,473,280

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$10,549,729
Exhibit 5, Accidental death benefits section total (net)	8,050
Exhibit 5, Disability—active lives section, total (net)	7,441
Exhibit 5, Disability—disabled lives section, total (net)	38,391
Exhibit 5, Miscellaneous reserves section, total (net)	868,700

Subtotal	11,472,311
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	5,473,280

Subtotal	5,473,280

Combined total	$16,945,591

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2018
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$119,933	$164,337	$278,907	$—	$—	$—
Universal life	8,754,568	8,450,724	12,226,647	—	—	—
Universal life with secondary guarantees	3,675,642	3,595,227	8,938,774	—	—	—
Indexed universal life with secondary guarantees	128,144	83,151	117,301	—	—	—
Other permanent cash value life insurance	262,629	1,033,222	1,574,909	—	—	—
Variable universal life	46,724	45,526	983,103	3,882,674	3,880,143	5,068,091
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	7,708,101	—	—	—
Accidental death benefits	—	—	37,849	—	—	—
Disability- active lives	—	—	32,726	—	—	—
Disability- disabled lives	—	—	57,672	—	—	—
Miscellaneous reserves	—	—	2,139,264	—	—	—

Total (gross)	12,987,640	13,372,187	34,095,253	3,882,674	3,880,143	5,068,091
Reinsurance ceded	4,106,880	4,106,881	22,536,273	—	—	—

Total (net)	$8,880,760	$9,265,306	$11,558,980	$3,882,674	$3,880,143	$5,068,091

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$10,812,154
Exhibit 5, Accidental death benefits section total (net)	7,954
Exhibit 5, Disability—active lives section, total (net)	8,226
Exhibit 5, Disability—disabled lives section, total (net)	40,261
Exhibit 5, Miscellaneous reserves section, total (net)	1,500,085

Subtotal	12,368,680
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	5,068,091

Subtotal	5,068,091

Combined total	$17,436,771

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2019, 2018 and 2017 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2019	$—	$—	$11,868	$8,778,459	$8,790,327

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$49,425	$18,485	$83,386,230	$83,454,140
Amortized cost	—	652,587	—	—	652,587

Total as of December 31, 2019	$—	$702,012	$18,485	$83,386,230	$84,106,727

Reserves for separate accounts by withdrawal characteristics as of
December 31, 2019:
With fair value adjustment	$—	$19,128	$—	$—	$19,128
At fair value	—	—	—	83,073,724	83,073,724
At book value without fair value adjustment and with current surrender charge of less than 5%	—	652,587	—	—	652,587

Subtotal	—	671,715	—	83,073,724	83,745,439
Not subject to discretionary withdrawal	—	30,297	18,485	312,506	361,288

Total separate account reserve liabilities at December 31, 2019	$—	$702,012	$18,485	$83,386,230	$84,106,727

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2018	$—	$—	$11,732	$8,859,114	$8,870,846

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$—	$51,005	$14,808	$74,268,245	$74,334,058
Amortized cost	—	646,872	—	—	646,872

Total as of December 31, 2018	$—	$697,877	$14,808	$74,268,245	$74,980,930

By withdrawal characteristics:
Reserves for separate accounts by withdrawal characteristics as of
December 31, 2018:
With fair value adjustment	$—	$27,021	$—	$—	$27,021
At fair value	—	—	—	74,013,868	74,013,868
At book value without fair value adjustment and with current surrender charge of less than 5%	—	646,872	—	—	646,872

Subtotal	—	673,893	—	74,013,868	74,687,761
Not subject to discretionary withdrawal	—	23,984	14,808	254,377	293,169

Total separate account reserve liabilities at December 31, 2018	$—	$697,877	$14,808	$74,268,245	$74,980,930

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2017	$—	$80	$10,782	$8,536,011	$8,546,873

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$—	$57,965	$19,569	$83,794,485	$83,872,019
Amortized cost	—	633,003	—	—	633,003

Total as of December 31, 2017	$—	$690,968	$19,569	$83,794,485	$84,505,022

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With fair value adjustment	$—	$32,619$	—	$—	$32,619
At fair value	—	—	—	83,719,277	83,719,277
At book value without fair value adjustment and with current surrender charge of less than 5%	—	633,003	—	—	633,003

Subtotal	—	665,622	—	83,719,277	84,384,899
Not subject to discretionary withdrawal	—	25,346	19,569	75,208	120,123

Total separate account reserve liabilities at December 31, 2017	$—	$690,968	$19,569	$83,794,485	$84,505,022

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2019	2018	2017
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,249,559	$9,208,119	$8,751,721
Transfers from separate accounts	(12,987,554)	(13,130,804)	(11,815,503)

Net transfers from separate accounts	(3,737,995)	(3,922,685)	(3,063,782)
Miscellaneous reconciling adjustments	(130,622)	(152,560)	444,099

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(3,868,617)	$(4,075,245)	$(2,619,683)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2019 and 2018, the Company’s separate account statement included legally insulated assets of $85,698,798 and $76,754,148, respectively. The assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018
Group annuities	$27,466,046	$23,941,313
Variable annuities	52,062,801	46,955,172
Fixed universal life	684,149	695,569
Variable universal life	4,124,798	3,737,005
Variable life	1,338,413	1,409,360
Modified separate accounts	9,646	4,813
Registered market value annuity product—SPL	12,945	10,916

Total separate account assets	$85,698,798	$76,754,148

At December 31, 2019 and 2018, the Company held separate account assets not legally insulated from the general account in the amount of $21,891 and $29,244, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $542,322, $538,628, $525,773, $504,689, and $456,558, to the general account in 2019, 2018, 2017, 2016, and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016, and 2015 the general account of the Company had paid $73,992, $68,367, $69,207, $103,800, and $250,471 respectively, toward separate account guarantees.

At December 31, 2019 and 2018, the Company reported guaranteed separate account assets at amortized cost in the amount of $653,181 and $643,109, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $719,048 and $679,964 at December 31, 2019 and 2018, respectively, which would have resulted in an unrealized gain of $65,867 and $36,855, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums	$14,573,402	$13,848,720	$13,209,093
Reinsurance assumed—non affiliates	1,225,065	1,268,615	1,351,628
Reinsurance assumed—affiliates	106,627	125,367	325,332
Reinsurance ceded—non affiliates	(2,436,179)	(3,044,184)	(15,104,247)
Reinsurance ceded—affiliates	(1,322,809)	(1,385,000)	(3,295,974)

Net premiums earned	$12,146,106	$10,813,518	$(3,514,168)

The Company received reinsurance recoveries in the amount of $3,943,015, $3,729,097 and $3,736,461, during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,146,686 and $1,061,987. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $42,515,411 and $42,224,573, respectively, of which $21,356,465 and $20,685,636 were ceded to affiliates.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $219,496 ($142,972 after tax), $514,911 ($335,855 after tax) and $90,556 ($62,716 after tax), respectively.

During 2019, 2018 and 2017, the Company obtained letters of credit of $26,675, $56,994 and $55,017, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15,079, recaptured $67,590 in policyholder reserves, $371 of claim reserves, and net due, deferred and advance premiums of $2,279. The transaction resulted in a pre-tax loss of $50,603, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $13,826 with a corresponding charge to unassigned surplus.

In January 2018, Scottish Re Group (SRUS) announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. The IID suspended the certificate of authority for SRUS on May 16, 2019. The IID has continued to allow reinsurance credit for contracts in force as of May 16, 2019. At December 31, 2019, the Company’s reserves ceded to Scottish Re Group were $102,181. The receiver currently has committed to the court it will provide a rehabilitation plan or a recommendation to move to liquidation in 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $1,812 in funds withheld liability, recaptured $2,430 of policyholder reserves and $426 of claim reserves. The transaction resulted in a pre-tax loss of $1,044 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $1,262 ($821 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, an affiliate, Transamerica Premier Life Insurance Company (TPLIC) recaptured group health insurance business from the Company. The Company paid consideration of $33,799 and released $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax loss of $11,686 which has been included in the Statements of Operations.

Effective July 1, 2018, the Company recaptured term insurance business from an affiliate, Stonebridge Reinsurance Company. The Company received cash of $137,447, recaptured $680,477 in policyholder reserves, $28,815 in claim reserves, net due premiums and commissions of $11,764 and $10,560 in interest maintenance reserve liability. The transaction resulted in a pre-tax loss of $570,641 which was included in the Statements of Operations. In addition, as a result of this transaction, amounts previously deferred to surplus under SSAP No. 61R, were released resulting in an increase to earnings, net of tax, of $184,144.

Effective July 1, 2018, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company paid consideration of $260,000, ceded $674,799 in policyholder reserves, $27,884 in claim reserves, $8,289 in due premium (net of commissions), and $13,229 in interest maintenance reserves liability. The transaction resulted in a pre-tax gain of $447,623 which will be identified separately on the insurer’s statutory financial statement as a surplus item. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re will pay the Company $47,221. In addition, the Company released a reinsurance receivable in the amount of $3,234 related to the initial proposed final NSS that was used for closing. The net pretax impact to Capital and Surplus of these adjustments was $43,986.

Effective June 29, 2018, the Company and Wilton Re agreed to Amendment No. 1 to the Reinsurance Agreement dated June 28, 2017. This amendment converted risks that were ceded on a modified coinsurance basis to a coinsurance basis by reducing the amount of reinsurance ceded in the NSS and reducing the modco reserves ceded. At the close of the original transaction,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

the Company offset the reserve ceded related to a modified separate account contract. Within the amendment to the Master Transaction Agreement, the Company agrees to pay Wilton Re an amount in cash equal to $95,386, which will be offset in full against an equivalent balance of other amounts due and payable to the Company, such that no cash or other assets shall be required to be transferred by the Parties.

Effective December 1, 2017, the Company entered into an agreement with TPLIC, an affiliate, to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to TPLIC. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The Company transferred cash and invested assets with a market value of $6,487,360 to TPLIC. The reserves of $4,543,045 and claim reserves of $199,940 net of due and advance premium of $5,815 previously held on a modco basis were transferred to TPLIC. As a result of the transaction $18,642 existing IMR and $1,125,506 newly created IMR ($1,731,547 pre-tax gains) was released and transferred to TPLIC. The transaction results in a pre-tax loss of $606,042 which has been included in the Statements of Operations. Realized gains on the sale of assets supporting the business resulted in gains that offset the impact of the pre-tax loss related to the transaction. The Company ceded modified coinsurance reserves of $4,536,010 as of December 31, 2016 for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC.

Effective October 1, 2017, the Company recaptured credit life business from an affiliate, Southwest Equity Life Insurance Company. Subsequently, the mortgage life and disability insurance business was recaptured from the Company by TPLIC.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, Transamerica International Reinsurance (Bermuda) Ltd. The Company received cash of $346,458, recaptured $1,260,767 in policyholder reserves, $35,798 claim reserves, $3,502 commissions payable and $26,595 due premium. The transaction results in a pre-tax loss of $927,014 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture at the same consideration. The gain related to this reinsurance agreement was deferred to surplus. The combination of the transaction results in no impact to the surplus of the Company.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, LIICA Re I. The Company received cash of $113,953, recaptured $724,596 in policyholder reserves, $19,768 claim reserves and $11,124 in interest maintenance reserve liability. The transaction results in a pre-tax loss of $641,535 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

Effective October 1, 2017, the Company recaptured certain term insurance business from an affiliate, Transamerica Pacific Insurance Company (TPIC). The Company received cash of $1,902 and recaptured $17,310 in policyholder reserves, $2,897 claim reserves and $325 due premium (net of commission). The transaction results in a pre-tax loss of $17,980 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2017, the Company novated the reinsurance agreement between TPIC and Transamerica International Re (Bermuda) Ltd. No cash or invested asset or net reserves were transferred as a result of this novation. The transaction results in no pre-tax gain or loss.

Subsequently effective October 1, 2017, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company accrued to a funds withheld payable of $314,000 ceding $737,678 in policyholder reserves, $21,886 claim reserves, $10,958 due premium (net of commissions), offset by a reinsurance recoverable of $6,000 receivable and $11,124 in interest maintenance reserves liability. The transaction results in a pre-tax gain of $451,730 which has been identified separately on the insurer’s statutory financial statement as a surplus item and recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. The funds withheld balance was paid to SCOR Global Life Americas on December 29, 2017.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/100% modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $8,312,263, which included a negative ceding commission of $112,183, and released policy and deposit-type reserves of $7,186,330 and reinsurance deposit, policy loans and other balances related to the business of $191,144. Modified coinsurance separate account reserves of $3,695,331 were retained by the Company. As a part of the transaction, the Company realized $972,360 in net gains on the assets that were transferred of which $627,872 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $921,322, resulting in a pretax loss of $51,266, which has been included in the Statements of Operations.

Effective January 1, 2017, three affiliated reinsurance treaties with TLB were amended to include the cession of all business with secondary guarantee universal life (SGUL) issued or novated by the Company. The Company increased cessions from 80 to 100% coinsurance and increased the expense allowance by fifteen basis points of account value on all business ceded based on the end of the period account value. As consideration for the cessions, the Company received cash and invested assets of $206,742, equal to the additional U.S. statutory reserves, resulting in no gain or loss on the transaction.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

	December 31, 2019
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,422,652	$101,290	$1,523,942
Statutory Valuation Allowance Adjustment	13,747	—	13,747

Adjusted Gross Deferred Tax Assets	1,408,905	101,290	1,510,195
Deferred Tax Assets Nonadmitted	—	—	—

Subtotal (Net Deferred Tax Assets)	1,408,905	101,290	1,510,195
Deferred Tax Liabilities	843,226	191,611	1,034,837

Net Admitted Deferred Tax Assets	$565,679	$(90,321)	$475,358

	December 31, 2018
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,618,151	$132,884	$1,751,035
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,618,151	132,884	1,751,035
Deferred Tax Assets Nonadmitted	96,652	—	96,652

Subtotal (Net Deferred Tax Assets)	1,521,499	132,884	1,654,383
Deferred Tax Liabilities	816,662	210,082	1,026,744

Net Admitted Deferred Tax Assets	$704,837	$(77,198)	$627,639

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(195,499)	$(31,594)	$(227,093)
Statutory Valuation Allowance Adjustment	13,747	—	13,747

Adjusted Gross Deferred Tax Assets	(209,246)	(31,594)	(240,840)
Deferred Tax Assets Nonadmitted	(96,652)	—	(96,652)

Subtotal (Net Deferred Tax Assets)	(112,594)	(31,594)	(144,188)
Deferred Tax Liabilities	26,564	(18,471)	8,093

Net Admitted Deferred Tax Assets	$(139,158)	$(13,123)	$(152,281)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$486,010	$601,605	$(115,595)
Investments	328,516	295,047	33,469
Deferred acquisition costs	255,732	225,485	30,247
Policyholder dividends accrual	1,914	1,232	682
Fixed assets	4,933	17,844	(12,911)
Compensation and benefits accrual	19,346	21,148	(1,802)
Receivables—nonadmitted	11,594	13,038	(1,444)
Tax credit carry-forward	259,638	349,547	(89,909)
Other (including items <5% of total ordinary tax assets)	54,969	93,205	(38,236)

Subtotal	1,422,652	1,618,151	(195,499)
Statutory valuation allowance adjustment	13,747	—	13,747
Nonadmitted	—	96,652	(96,652)

Admitted ordinary deferred tax assets	1,408,905	1,521,499	(112,594)
Capital:
Investments	101,290	132,884	(31,594)

Subtotal	101,290	132,884	(31,594)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	101,290	132,884	(31,594)

Admitted deferred tax assets	$1,510,195	$1,654,383	$(144,188)

	Year Ended December 31
	2019	2018	Change
Deferred Tax Liabilities:
Ordinary
Investments	$657,801	$602,167	$55,634
Policyholder reserves	185,248	177,087	8,161
Other (including items <5% of total ordinary tax liabilities)	177	37,408	(37,231)
Subtotal	843,226	816,662	26,564

Capital
Investments	191,611	210,082	(18,471)

Subtotal	191,611	210,082	(18,471)

Deferred tax liabilities	1,034,837	1,026,744	8,093

Net deferred tax assets/liabilities	$475,358	$627,639	$(152,281)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $49,757. This change results in an offsetting ($49,757) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, the Company recorded a tax valuation allowance of $13,747 for deferred tax assets related to its foreign tax credit carryover. Due to the TCJA reduction in the U.S. Federal tax rate, Management no longer believes it is more likely than not that the Company will realize the benefit of its foreign tax credit carryover. The ultimate realization of this deferred tax asset depends on generation of sufficient future foreign source taxable income before the foreign tax credit carryover expires in 2027. Management considers the projected foreign source taxable income, credit expirations and tax planning strategies in making the assessment.

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2019
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	557,252	31,779	589,031
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	557,252	31,779	589,031
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	907,922
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	851,653	69,511	921,164

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,408,905	$101,290	$1,510,195

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		December 31, 2018
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	596,212	34,054	630,266
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	596,212	34,054	630,266
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	847,469
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	925,287	98,830	1,024,117

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,521,499	$132,884	$1,654,383

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(38,960)	(2,275)	(41,235)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(38,960)	(2,275)	(41,235)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	60,453
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(73,634)	(29,319)	(102,953)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(112,594)	$(31,594)	$(144,188)

	December 31
	2019	2018	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	848%	818%	30%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$6,052,812	$5,649,795	$403,017

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

	December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	24%	4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change
Current Income Tax
Federal	$(77,933)	$(63,062)	$(14,871)
Foreign	—	—	—

Subtotal	(77,933)	(63,062)	(14,871)
Federal income tax on net capital gains	43,047	(4,006)	47,053

Federal and foreign income taxes incurred	$(34,886)	$(67,068)	$32,182

	Year Ended December 31
	2018	2017	Change
Current Income Tax
Federal	$(63,062)	$(1,035,137)	$972,075
Foreign	—	31	(31)

Subtotal	(63,062)	(1,035,106)	972,044
Federal income tax on net capital gains	(4,006)	197,937	(201,943)

Federal and foreign income taxes incurred	$(67,068)	$(837,169)	$770,101

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$(34,886)	$(67,068)	$(837,169)
Change in deferred income taxes (without tax on unrealized gains and losses)	164,812	(164,466)	956,486

Total income tax reported	$129,926	$(231,534)	$119,317

Income before taxes	$3,306,846	$(1,613,658)	$1,674,439
	21.00%	21.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$694,438	$(338,868)	$586,054
Increase (decrease) in actual tax reported resulting from:
Pre-tax income of disregarded subsidiaries	$22,600	$13,405	$343,013
Dividends received deduction	(58,418)	(51,477)	(233,578)
Tax-exempt income	(9,681)	(2,455)	(3,063)
Nondeductible expenses	5,058	5,176	64,514
Pre-tax items reported net of tax	(39,457)	(9,892)	(712,769)
Tax credits	(29,037)	(52,239)	(54,076)
Prior period tax return adjustment	10,746	10,586	(5,969)
Change in statutory valuation allowance	13,747	(2,432)	(11,576)
Change in tax rates	—	—	18,760
Change in uncertain tax positions	(241)	3,104	3,668
Deferred tax change on other items in surplus	(480,743)	207,024	140,162
Other	914	(13,466)	(15,823)

Total income tax reported	$129,926	$(231,534)	$119,317

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $18,760, excluding $42,500 of net deferred tax asset reduction on unrealized gains (losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amounts	Origination Dates	Expiration Dates
Foreign Tax Credit	$13,747	12/31/2017	12/31/2027

Foreign Tax Credit Total	$13,747

General Business Credit	$29,094	12/31/2009	12/31/2029
General Business Credit	51,443	12/31/2010	12/31/2030
General Business Credit	46,730	12/31/2011	12/31/2031
General Business Credit	30,962	12/31/2012	12/31/2032
General Business Credit	24,765	12/31/2013	12/31/2033
General Business Credit	20,930	12/31/2014	12/31/2034
General Business Credit	18,131	12/31/2015	12/31/2035
General Business Credit	2,935	12/31/2016	12/31/2036
General Business Credit	5,189	12/31/2017	12/31/2037
General Business Credit	5,280	12/31/2018	12/31/2038
General Business Credit	10,431	12/31/2019	12/31/2039

General Business Credit Total	$245,890

Gross AMT Credit Recognized as:

(1) Gross AMT credit recognized as:
a. Current year recoverable	$14,515
b. Deferred tax asset (DTA)	—
(2) Beginning balance of AMT credit carryforward	14,515
(3) Amounts recovered	14,515
(4) Adjustments	—

(5) Ending balance of AMT credit carryforward (5=2-3-4)	—
(6) Reduction for sequestration	—
(7) Nonadmitted by reporting entity	—

(8) Reporting entity ending balance (8=5-6-7)	$—

The Company elected to account for its alternative minimum tax credit carryforward as a deferred tax asset.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2018	$15,486
Tax positions taken during prior period	3,105

Balance at December 31, 2018	$18,591
Tax positions taken during prior period	(241)

Balance at December 31, 2019	$18,350

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

			Total payable
	Interest	Penalties	(receivable)
Balance at January 1, 2017	$11,926	$—	$11,926
Interest expense (benefit)	(5,815)	—	(5,815)
Cash received (paid)	(9,212)	—	(9,212)

Balance at December 31, 2017	$(3,101)	$—	$(3,101)
Interest expense (benefit)	2,727	—	2,727
Cash received (paid)	1,810	—	1,810

Balance at December 31, 2018	$1,436	$—	$1,436
Interest expense (benefit)	5,709	—	5,709

Balance at December 31, 2019	$7,145	$—	$7,145

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company had authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2019 and 2018.

The Company has 42,500 Series A preferred shares authorized, 0 shares issued and outstanding. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000. The Company previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It has been determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to Capital and Surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2019. The Company paid its parent company to redeem the Series B non-voting preferred stock at par value on the following dates: December 13, 2018: 55,930 shares for $559; December 27, 2017: 29,787 shares for $297 and December 22, 2016: 31,437 shares for $314.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2020, without the prior approval of insurance regulatory authorities, is $3,053,498.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725,000 to its parent company.

On June 21, 2019, the Company paid an extraordinary dividend of $400,000 split between a return of capital of $250,000 to its parent company and paid off the remaining balance of a surplus note of $150,000 to Transamerica Corporation (TA Corp).

On December 31, 2018, the Company provided a non-cash distribution of the Pension Plan for U.S. Agents of TLIC asset valued at $60,347 to its parent company in order to facilitate the approved plan merger of the Pension Plan for U.S. Agents of TLIC maintained by the Company into the Transamerica Employee Pension Plan maintained by TA Corp.

The Company paid an extraordinary preferred stock dividend and an extraordinary common stock dividend of $16,732 and $47,488, respectively, to its parent company on December 13, 2018.

The Company provided cash returns of capital to its parent company in the amount of $558,740 on December 13, 2018.

The Company paid an ordinary preferred stock dividend and an ordinary common stock dividend of $16,920 and $283,080, respectively, to its parent company on June 29, 2018.

Prior to the merger, TALIC paid an ordinary dividend of $200,000 to its parent company, TA Corp, on April 20, 2018.

On December 31, 2019, the Company received ordinary common stock dividends of $100,000 from TLIC Oakbrook Reinsurance, Inc. (TORI).

On December 20, 2019, the Company received $99,982 from Transamerica Financial Life Insurance Company (TFLIC) as consideration for repurchase of 821 of the Company’s common stock shares in TFLIC at $125 par value. These shares were subsequently cancelled by operation of law.

On December 17, 2019, the Company received a $28,220 common stock dividend from Transamerica Life (Bermuda) Ltd. (TLB).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

On June 21, 2019, the Company received an ordinary common stock dividend of $9,075 from its affiliate, TFLIC.

On March 29, 2019, the Company received ordinary common stock dividend of $60,000 from LIICA Re II, Inc.

The Company received ordinary common stock dividends from TFLIC in the amount of $12,105 on June 29, 2018. On December 13, 2018, the Company received preferred stock dividends of $430 from TFLIC.

On December 18, 2018, the Company received common stock dividends of $23,520 from its subsidiary TLB.

On December 13, 2018, the Company received $7,162 from TFLIC as a redemption of preferred stock.

On August 6, 2018, the Company received a common stock dividend in the amount of $140,000 from Stonebridge Reinsurance Company (SRC) prior to its merger with LIICA Re II, Inc.

On December 31, 2018, the Company made a non-cash capital contribution in the amount of $1,971 to REAP 3A.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company’s surplus notes are held by TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the IID prior to paying quarterly interest payments.

On June 21, 2019, the Company repaid in full its $150,000 surplus note with TA Corp. The Company received approval from the IID prior to its repayment of the surplus note as well as prior to making quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2019 and 2018 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2019	$—	$4,275	$148,275	$—
2018	$150,000	$9,000	$144,000	$2,250

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $1,121,274 and $1,791,674 were on loan under securities lending agreements. At December 31, 2019 and 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,246,827 and $1,835,122 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$1,246,827	$1,842,557

Total	1,246,827	1,842,557
Securities received	—	—

Total collateral received	$1,246,827	$1,842,557

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2019		2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$43,483	$43,483	$245,460	$245,460
30 days or less	342,947	342,947	478,305	478,305
31 to 60 days	509,716	509,716	335,517	335,517
61 to 90 days	124,351	124,351	190,847	190,847
91 to 120 days	121,552	121,552	329,816	329,816
121 to 180 days	104,778	104,778	251,440	251,440
1 to 2 years	—	—	417	417
2 to 3 years	—	—	935	935
Greater than 3 years	—	—	2,385	2,385

Total	1,246,827	1,246,827	1,835,122	1,835,122
Securities received	—	—	—	—

Total collateral reinvested	$1,246,827	$1,246,827	$1,835,122	$1,835,122

Collateral for securities lending transactions that extend beyond one year from the report date is as follows:

Description of collateral	2019	2018
ABS Autos	$—	$1,352
ABS Credit Cards	—	2,385

Total collateral extending beyond one year of the reporting date	$—	$3,737

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,248,011 (fair value of $1,246,827) that are currently tradable securities that could be sold and used to pay for the $1,246,827 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code (IRC). Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $11,926, $12,769 and $13,133 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017 respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the IRC.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $23,904, $23,481 and $30,676 for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5,037, $5,027 and $7,332 for the years ended December 31, 2019, 2018 and 2017, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, LLC whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $920,368, $894,440 and $1,117,864 during 2019, 2018 and 2017, respectively. The amount paid as a result of being a party to these agreements was $559,946, $596,861 and $826,172 during 2019, 2018 and 2017, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $130,182, $138,490 and $150,063 for these services during 2019, 2018 and 2017, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $50,537, $40,865 and $37,060 for the years ended December 31, 2019, 2018 and 2017, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2019, 2018 and 2017, the Company received (paid) net interest of ($1,760), ($476) and ($869) from (to) affiliates, respectively. At December 31, 2019 and 2018, respectively, the Company reported net payables from affiliates of $29,972 and $44,462. Terms of settlement require that these amounts are settled within 60 days.

At December 31, 2019, the Company had short-term intercompany notes receivable of $240,300 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$77,700	September 4, 2020	2.04%
TA Corp	1,400	September 5, 2020	2.04%
TA Corp	43,700	September 19, 2020	2.04%
TA Corp	49,000	October 21, 2020	1.92%
TA Corp	43,500	December 26, 2020	1.61%
TA Corp	25,000	December 29, 2020	1.61%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2018, the Company had short-term intercompany notes receivable of $261,000.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$220,500	December 13, 2019	2.31%
TA Corp	40,500	December 21, 2019	2.31%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate, TPLIC. At December 31, 2019 and 2018, the cash surrender value of these policies was $182,753 and $179,004, respectively, and is included in Other assets on the balance sheets. In addition, the Company also issued life insurance policies to an affiliate, TPLIC, covering the lives of certain employees of that affiliate. Aggregate reserves for policies and contracts related to these policies are $170,124 and $167,126 at December 31, 2019 and 2018, respectively, and is included in Aggregate reserves for policies and contracts on the Balance Sheets.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Real Estate Alternatives Portfolio 2, LLC	$22,345
Real Estate Alternatives Portfolio 3, LLC	$18,419
Real Estate Alternatives Portfolio 4 HR, LLC	$95,091
Real Estate Alternatives Portfolio 4 MR, LLC	$6,085
Aegon Multi-Family Equity Fund, LLC	$55,911
Aegon Workforce Housing Fund 2, L.P.	$154,601
Aegon Workforce Housing Fund 3, L.P.	$12,477
Natural Resources Alternatives Portfolio I, LLC	$170,193
Natural Resources Alternatives Portfolio II, LLC	$1
Natural Resources Alternatives Portfolio 3, LLC	$125,161
Zero Beta Fund, LLC	$257,897

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Effective December 31, 2017, the Company received a liquidating distribution from Investors Warranty of America, LLC (IWA), a wholly owned limited liability company reported using the equity method outlined in SSAP No. 48, fully redeeming the Company’s membership interest therein. The Company received $176,999 cash, $57,050 directly held real estate, $17,602 real estate LLC membership, $4,328 intercompany receivable, and $2,684 tax refund receivable in redemption of the Company’s equity method basis in IWA. The transaction resulted in a pre-tax realized loss of $39,953 reported on the Statements of Operations which is offset by a pre-tax $40,097 unrealized loss reduction that is reported on the Statement of Changes in Capital and Surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2019 and 2018:

December 31, 2019
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	54%	$12,963	$12,963	$—
GARNET ASSURANCE CORP	100	—	—	—
LIFE INVESTORS ALLIANCE LLC	100	—	—	—
ASIA INVESTMENT HOLDING LTD	100	—	—	—
AEGON FINANCIAL SERVICES GROUP	100	—	—	—
GARNET ASSURANCE CORP III	100	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$12,963	$12,963	$—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94%	$1,261,461	$1,261,461	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,261,461	$1,261,461	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,274,424	$1,274,424	$—

Aggregate Total	XXX	$1,274,424	$1,274,424	$—

December 31, 2018
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	54%	$22,419	$22,419	$—
GARNET ASSURANCE CORP	100	—	—	—
LIFE INVESTORS ALLIANCE LLC	100	—	—	—
AEGON FINANCIAL SERVICES GROUP	100	—	—	—
GARNET ASSURANCE CORP III	100	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$22,419	$22,419	$—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94%	$1,000,646	$1,000,646	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,000,646	$1,000,646	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,023,065	$1,023,065	$—

Aggregate Total	XXX	$1,023,065	$1,023,065	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2019
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2019	$20,940	Y	N	I
GARNET ASSURANCE CORP	NA	—	—	—	—	I
LIFE INVESTORS ALLIANCE LLC	NA	—	—	—	—	I
ASIA INVESTMENT HOLDING LTD	NA	—	—	—	—	I
AEGON FINANCIAL SERVICES GROUP	NA	—	—	—	—	I
GARNET ASSURANCE CORP III	NA	—	—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$20,940	—	—	—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	S2	1/21/2020	$608,633	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$608,633	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$629,573	—	—	—

Aggregate Total	—	—	$629,573	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018	$16,471	Y	N	I
GARNET ASSURANCE CORP	NA	—	—	Y	N	I
LIFE INVESTORS ALLIANCE LLC	NA	—	—	Y	N	I
AEGON FINANCIAL SERVICES GROUP	NA	—	—	Y	N	I
GARNET ASSURANCE CORP III	NA	—	—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$16,471	—	—	—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	S2	10/8/2018	$815,587	N	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$815,587	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$832,058	—	—	—

Aggregate Total	—	—	$832,058	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Pine Falls Re (PFRe)	Letter of credit
MLIC Re I, Inc. (MLIC Re)	Letter of credit

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(2,298,765)	$—	$—
Pine Falls Re**	—	(1,100,000)	—	—
MLIC Re**	—	(770,000)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,383,614)	1,238,107	—
TLIC Watertree Reinsurance, Inc.	—	(858,258)	544,597	—

*	Per AP&P Manual (without permitted or prescribed practices)
**	The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the letters of credit, excess of loss reinsurance assets, or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 14. Commitments and Contingencies.

14. Commitments and Contingencies

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $177,098 and $238,370, respectively.

The Company has contingent commitments of $732,478 and $718,870 as of December 31, 2019 and 2018, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $26,728 and $55,107, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2019 and 2018 was $12,478 and $11,086, respectively.

Private placement commitments outstanding as of December 31, 2019 and 2018 were $81,493 and $78,516, respectively.

The Company sold $101,473 and $1,658 of “to-be-announced” (TBA) securities as of December 31, 2019 and 2018, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $80,993 and $6,782.

At December 31, 2019 and 2018, securities in the amount of $46,975 and $254,930, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2019. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, Transamerica Life Bermuda LTD (TLB) (Singapore Branch), and continue to meet, pay and settle all present and future obligations of TLB. As of December 31, 2019, there is no payment or performance risk because TLB has adequate liquidity as of this date.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2019, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2019, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2019 and 2018, TLB holds related statutory-basis policy and claim reserves of $2,334,649 and $2,212,527, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2019, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2019 and 2018, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,585,273 and $3,458,012, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2019, there is no payment or performance risk because TLB is not insolvent as of this date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $577 and $587 under this agreement in 2019 and 2018, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2019 and 2018 for the total payout block is $3,154,349 and $3,235,571, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2019 under this agreement. As of December 31, 2019, the commit to purchase amount is $47,890.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2019 and 2018:

	December 31
	2019	2018
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,919,933	$5,670,570

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	5,919,922	5,670,539
Other	11	31

Total impact if action required	$5,919,933	$5,670,570

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $3,472,120. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	32,800	123,400
Excess Stock	—	—

Total	$42,800	$133,400

At December 31, 2019 and 2018, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2019
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2018
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2019
Total Collateral Pledged	$1,334,507	$1,259,059
Maximum Collateral Pledged	4,031,902	4,029,873

	Fair Value	Carry Value
December 31, 2018
Total Collateral Pledged	$4,379,240	$4,405,503
Maximum Collateral Pledged	5,176,835	5,131,250

At December 31, 2019 and 2018, the borrowings from the FHLB were as follows:

	December 31, 2019		December 31, 2018
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established
Debt[1]	$820,000	$—	$2,820,000	$—
Funding agreements[2]	—	—	265,000	266,742

Total	$820,000	$—	$3,085,000	$266,742

1 The maximum amount of borrowing during 2019 was $2,695,000

2 The maximum amount of borrowing during 2019 was $0

As of December 31, 2019, the weighted average interest rate on FHLB advances was 2.183% with a weighted average term of 2.3 years. As of December 31, 2018, the weighted average interest rate on FHLB advances was 2.602% with a weighted average term of 4.3 years.

At December 31, 2019, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $1,953,828 and $1,905,244 as of December 31, 2019 and 2018, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2019.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

The Company has been named in class actions and individual lawsuits relating to increases in monthly deduction rates (MDR) on universal life products. The Company continues to defend against various lawsuits initiated by opt outs of one federal class action filed in the Central District of California that was settled in 2018 and approved in 2019. While the settlement has been administered for participating class members, the Company continues to hold a provision for opt out policyholder litigation. The Company also continues to defend other class actions and individual actions relating to MDR increases on different blocks of universal life insurance policies.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $7,066 and $7,893 and an offsetting premium tax benefit $5,402 and $6,198 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2,296, $400 and $216, for the years ended December 31, 2019, 2018 and 2017, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2019 and 2018:

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$113,025
Fair Value	$218,538	$207,007	$231,989	$125,603
Ending Balance
BACV	XXX	XXX	XXX	$113,025
Fair Value	$170,891	$207,007	$231,989	$125,603

December 31, 2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$215,269
Fair Value	$171,138	$190,768	$225,811	$225,409
Ending Balance
BACV	XXX	XXX	XXX	$205,405
Fair Value	$171,138	$188,120	$225,811	$217,575

	2019			2018
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
Bonds—BACV	$111,825	$1,200	$113,025	$193,398	$12,007	$205,405
Bonds—FV	124,403	1,200	125,603	205,526	12,049	217,575

These securities have maturity dates that range from 2020 to 2097.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2019 and 2018:

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$125,952	$157,496	$174,120	$99,794
Ending Balance (1)
Cash	$125,952	$154,345	$78,286	$97,858

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$122,018	$152,634	$167,228	$98,835
Ending Balance
Cash	$121,892	$148,082	$78,013	$95,515

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount of $450,208 and $215,483, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $1,379 and $1,125, at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $550,333 and a fair value of $551,504 were subject to dollar repurchase agreements. These securities have maturity dates that range from October 1, 2034 to October 1, 2049. At December 31, 2018, securities with a book value of $371,260 and a fair value of $368,256 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2019	2018
Open	$448,829	$214,357

Total	448,829	214,357
Securities received	—	—

Total collateral received	$448,829	$214,357

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2019 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)
Common stocks	6	$26	$12	$17

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2019	2018
Balance Sheets
Total assets as reported in the Company’s Annual Statement	$130,191,350	$124,175,952
Increase in other assets	23,416	—
Increase in net deferred income tax asset	8,660	—

Total assets as reported in the accompanying audited statutory basis balance sheet	$130,223,426	$124,175,952

Total liabilities as reported in the Company’s Annual Statement	$123,630,600	$117,898,517
Increase in other liabilities	23,416	—
Increase in aggregate reserves for policies and contracts	41,240	—

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$123,695,256	$117,898,517

Total capital and surplus as reported in the Company’s Annual Statement	$6,560,750	$6,277,435
Decrease in premiums	—	(14,950)
Increase in change in aggregate reserves	(41,240)	—
Increase in change in net deferred income tax asset	8,660	—
Increase in other changes—net	—	14,950

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$6,528,170	$6,277,435

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$3,335,262	$(1,408,868)
Decrease in premiums and other considerations	(653,203)	(635,470)
Decrease in fee revenue and other income	—	(5,700)
Decrease in surrender benefits	653,203	618,170
Increase in change in aggregate reserves	(41,240)	—
Increase in federal income tax (benefit) expense	—	(8,050)

Total net income as reported in the accompanying audited statutory basis statement of operations	$3,294,022	$(1,423,818)

The reconciling differences to the Annual Statement is driven by Management’s decision to revise prior year amounts. Please refer to Revision to Prior Years in Note 3 for further details.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Other adjustments relate to actuarial modeling errors and reclassification errors. The Company considered the impacts of each of these errors to be not material both individually and in the aggregate and concluded that none were significant for individual categorization herein.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 27, 2020.

Events that are indicative of conditions that arose after the balance sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2019.

Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes that the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID-19 crisis on the Company’s 2020 results through the use of sensitivities and stress testing. While it is too early to provide long-term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

The Company is defending a class action lawsuit and individual lawsuits relating to increases in MDR on universal life products. A settlement announced in the class action lawsuit in early April 2020 will result in the establishment of an estimated $94,000 reserve, which will be reflected in the Company’s first quarter of 2020 results. If the settlement is ultimately approved by the court, the Company expects to fund the settlement in third or fourth quarter of 2020.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,124,054	$5,081,559	$4,306,199
States, municipalities and political subdivisions	1,315,704	1,407,331	1,315,705
Foreign governments	349,796	369,821	349,796
Hybrid securities	396,942	440,640	396,942
All other corporate bonds	19,066,967	21,344,844	19,043,825
Preferred stocks	115,659	109,845	111,630

Total fixed maturities	25,369,122	28,754,040	25,524,097
Equity securities
Common stocks:
Industrial, miscellaneous and all other	58,311	80,789	80,789

Total equity securities	58,311	80,789	80,789
Mortgage loans on real estate	5,096,613		5,096,613
Real estate	51,546		51,546
Policy loans	1,099,596		1,099,596
Other long-term investments	1,072,720		1,072,720
Receivable for securities	18,535		18,535
Securities lending	1,246,827		1,246,827
Cash, cash equivalents and short-term investments	1,453,503		1,453,503

Total investments	$35,466,773		$35,644,226

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2)

United States government and corporate bonds of $19,690 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $1,037 due to having an NAIC 4 and 5 ratings.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2019
Individual life	$10,421,944	$—	$341,604	$1,006,977	$642,673	$1,171,877	$422,774
Individual health	80,537	92,813	27,401	100,145	10,837	55,956	229,548
Group life and health	1,527,571	20,356	76,891	595,324	94,785	202,901	212,660
Annuity	14,094,715	—	33,330	10,443,660	896,030	13,853,202	(2,991,668)

	$26,124,767	$113,169	$479,226	$12,146,106	$1,644,325	$15,283,936	$(2,126,686)

Year ended December 31, 2018
Individual life	$11,337,912	$—	$378,855	$87,370	$746,129	$1,605,665	$803,671
Individual health	86,822	92,364	30,578	106,230	25,370	65,813	193,680
Group life and health	1,512,345	21,075	81,403	638,938	95,911	306,199	276,705
Annuity	14,244,431	—	37,065	9,980,980	658,084	16,182,017	(3,230,310)
Other	—	—	—	—	141,678	—	—

	$27,181,510	$113,439	$527,901	$10,813,518	$1,667,172	$18,159,694	$(1,956,254)

Year ended December 31, 2017
Individual life	$10,967,747	$—	$279,234	$(7,804,573)	$(1,001,846)	$(1,700,459)	$519,906
Individual health	100,420	91,784	27,176	(1,489,124)	1,344,780	(4,084,846)	(885,516)
Group life and health	1,528,445	23,229	100,510	508,023	238,217	(36,386)	186,023
Annuity	14,355,269	—	27,887	5,271,506	1,497,683	9,199,357	(2,544,778)
Other	—	—	—	—	437,448	—	—

	$26,951,881	$115,013	$434,807	$(3,514,168)	$2,516,282	$3,377,666	$(2,724,365)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2019
Life insurance in force	$503,852,244	$774,726,771	$421,298,647	$150,424,120	280%

Premiums:
Individual life	$2,582,854	$2,821,951	$1,246,074	$1,006,977	124%
Individual health	529,850	432,873	3,168	100,145	3%
Group life and health	704,156	109,598	766	595,324	0%
Annuity	10,756,542	394,566	81,684	10,443,660	1%

	$14,573,402	$3,758,988	$1,331,692	$12,146,106	11%

Year ended December 31, 2018
Life insurance in force	$976,929,481	$831,268,672	$1,204	$145,662,013	0%

Premiums:
Individual life	$2,460,547	$3,668,683	$1,295,506	$87,370	1483%
Individual health	532,131	429,165	3,264	106,230	3%
Group life and health	753,426	131,816	17,328	638,938	3%
Annuity	10,102,616	199,520	77,884	9,980,980	1%

	$13,848,720	$4,429,184	$1,393,982	$10,813,518	13%

Year ended December 31, 2017
Life insurance in force	$537,551,597	$887,853,357	$484,570,357	$134,268,597	361%

Premiums:
Individual life	$2,452,523	$11,837,526	$1,580,429	$(7,804,574)	-20%
Individual health	530,052	2,022,968	3,792	(1,489,124)	0%
Group life and health	802,090	321,533	27,466	508,023	5%
Annuity	9,424,428	4,218,194	65,273	5,271,507	1%

	$13,209,093	$18,400,221	$1,676,960	$(3,514,168)	-48%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2019 and 2018

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Merrill Lynch Life Variable Annuity Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2019, and the results of its operations and the changes in its net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account B since 2014.

1

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Government Money Market V.I. Class I Shares	1,572,436.214	$1,572,436	$1,572,436	$(2)	$1,572,434	98,139	$16.022481	$16.022481

See accompanying notes.	2

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

BlackRock Government Money Market V.I. Class I Shares Subaccount

Net Assets as of December 31, 2017:	$1,218,824

Investment Income:
Reinvested Dividends	18,445
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,620

Net Investment Income (Loss)	10,825

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-
Realized Gain (Loss) on Investments	-

Net Realized Capital Gains (Losses) on Investments	-
Net Change in Unrealized Appreciation (Depreciation)	-

Net Gain (Loss) on Investment	-

Net Increase (Decrease) in Net Assets Resulting from Operations	10,825

Increase (Decrease) in Net Assets from Contract Transactions	(99,276)

Total Increase (Decrease) in Net Assets	(88,451)

Net Assets as of December 31, 2018:	$1,130,373

Investment Income:
Reinvested Dividends	21,812
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,322

Net Investment Income (Loss)	14,490

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-
Realized Gain (Loss) on Investments	-

Net Realized Capital Gains (Losses) on Investments	-
Net Change in Unrealized Appreciation (Depreciation)	-

Net Gain (Loss) on Investment	-

Net Increase (Decrease) in Net Assets Resulting from Operations	14,490

Increase (Decrease) in Net Assets from Contract Transactions	427,571

Total Increase (Decrease) in Net Assets	442,061

Net Assets as of December 31, 2019:	$1,572,434

See Accompanying Notes. (1) See Footnote 1	3

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

1. Organization

Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC). The Separate Account was formerly a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC). Effective July 1, 2019, TALIC merged into TLIC. The merger did not affect the assets or liabilities of the Separate Account. TLIC is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of a single subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in the specified investment subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Market V.I. Fund Class I Shares

4

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

5

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

BlackRock Government Money Market V.I. Class I Shares	$594,604	$152,552

6

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

BlackRock Government Money Market V.I. Class I Shares	35,815	(9,152)	26,663	11,871	(18,191)	(6,320)

7

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4.   Change in Units (continued)

	Year Ended December 31, 2019				Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars		Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars		Dollar Net Increase (Decrease)

BlackRock Government Money Market V.I. Class I Shares	$573,194		$(145,623)	$427,571	$187,165		$(286,441)		$(99,276)

8

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock Government Money Market V.I. Class I Shares

12/31/2019	98,139	$16.02	to	$16.02	$1,572,434	1.94%	0.65%	to	0.65%	1.31%	to	1.31%

12/31/2018	71,476	15.81	to	15.81	1,130,373	1.58	0.65	to	0.65	0.94	to	0.94

12/31/2017	77,796	15.67	to	15.67	1,218,824	0.62	0.65	to	0.65	(0.00)	to	(0.00)

12/31/2016	116,035	15.67	to	15.67	1,817,976	0.13	0.65	to	0.65	(0.52)	to	(0.52)

12/31/2015	112,037	15.75	to	15.75	1,764,495	-	0.65	to	0.65	(0.64)	to	(0.64)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

9

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccount’s unit values. An annual charge of 0.65% is deducted (based on the death benefit selected) from the unit values of the subaccount of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

10

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

11

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2019 and 2018

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Merrill Lynch Life Variable Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB Global Thematic Growth Class A Shares (1)	Invesco V.I. Value Opportunities Series I Shares (1)
AB Growth and Income Class A Shares (1)	Janus Henderson - Enterprise Service Shares (1)
AB International Value Class A Shares (1)	Janus Henderson - Forty Service Shares (1)
AB Large Cap Growth Class A Shares (1)	MFS® Growth Initial Class (1)
AB Small/Mid Cap Value Class A Shares (1)	PIMCO CommodityRealReturn® Strategy Administrative Class (1)
American Century VP Ultra® Class I Shares (1)	PIMCO Low Duration Administrative Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	PIMCO Real Return Administrative Class (1)
American Funds - Bond Class 2 Shares (1)	PIMCO Total Return Administrative Class (1)
American Funds - Growth Class 2 Shares (1)	Pioneer High Yield VCT Class II Shares (1)
American Funds - Growth-Income Class 2 Shares (1)	Pioneer Real Estate Shares VCT Class II Shares (1)
American Funds - International Class 2 Shares (1)	TA Barrow Hanley Dividend Focused Service Class (1)
BlackRock Advantage Large Cap Core V.I. Class I Shares (1)	TA BlackRock Global Allocation Service Class (1)
BlackRock Advantage Large Cap Value V.I. Class I Shares (1)	TA BlackRock iShares Edge 40 Service Class (1)
BlackRock Advantage U.S. Total Market V.I. Class I Shares (1)	TA Greystone International Growth Initial Class (1)
BlackRock Basic Value V.I. Class I Shares (1)	TA Janus Balanced Service Class (1)
BlackRock Capital Appreciation V.I. Class I Shares (1)	TA Janus Mid-Cap Growth Service Class (1)
BlackRock Equity Dividend V.I. Class I Shares (1)	TA JPMorgan Enhanced Index Initial Class (1)
BlackRock Global Allocation V.I. Class I Shares (1)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
BlackRock Government Money Market V.I. Class I Shares (1)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
BlackRock High Yield V.I. Class I Shares (1)	TA Managed Risk - Balanced ETF Service Class (1)
BlackRock International V.I. Class I Shares (1)	TA Managed Risk - Conservative ETF Service Class (1)
BlackRock Large Cap Focus Growth V.I. Class I Shares (1)	TA Managed Risk - Growth ETF Service Class (1)
BlackRock Managed Volatility V.I. Class I Shares (1)	TA Market Participation Strategy Service Class (1)
BlackRock S&P 500 Index V.I. Class I Shares (1)	TA Morgan Stanley Capital Growth Initial Class (3)
BlackRock Total Return V.I. Class I Shares (1)	TA Multi-Managed Balanced Service Class (1)
BlackRock U.S. Government Bond V.I. Class I Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
Davis Value (1)	TA PIMCO Tactical - Conservative Service Class (1)
Eaton Vance VT Floating-Rate Income (1)	TA PIMCO Tactical - Growth Service Class (1)
Federated Kaufmann II Primary Shares (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
Federated Managed Volatility II Primary Shares (2)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
Franklin Templeton Growth Class 2 Shares (1)	TA Small/Mid Cap Value Service Class (1)
Invesco Oppenheimer V.I. Main Street Series II Shares (1)	TA T. Rowe Price Small Cap Initial Class (1)
Invesco V.I. American Franchise Series I Shares (1)	TA TS&W International Equity Service Class (1)
Invesco V.I. Comstock Series I Shares (1)	TA WMC US Growth Service Class (1)
Invesco V.I. Core Equity Series I Shares (1)	Wanger International (1)
Invesco V.I. International Growth Series I Shares (1)	Wanger USA (1)
Invesco V.I. Mid Cap Core Equity Series I Shares (1)

(1)	Statements of operations and changes in net assets for the years ended December 31, 2019 and 2018
(2)	Statements of operations and changes in net assets for the year ended December 31, 2019 and the period August 17, 2018 (commencement of operations) through December 31, 2018
(3)	Statements of operations and changes in net assets for the period November 1, 2019 (commencement of operations) through December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A since 2014.

1

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Global Thematic Growth Class A Shares	208,714.222	$5,495,793	$6,996,101	$-	$6,996,101	515,928	$13.560227	$13.560227
AB Growth and Income Class A Shares	252,525.310	6,893,948	7,651,517	(1)	7,651,516	271,886	28.098332	28.264781
AB International Value Class A Shares	128,369.870	1,841,104	1,844,675	4	1,844,679	260,497	6.886331	7.341965
AB Large Cap Growth Class A Shares	1,544,729.291	63,375,518	94,630,116	-	94,630,116	1,904,569	19.309008	54.274606
AB Small/Mid Cap Value Class A Shares	232,454.687	4,423,823	4,163,263	(5)	4,163,258	145,096	27.811613	30.009888
American Century VP Ultra® Class I Shares	459,534.059	7,856,217	9,618,048	(4)	9,618,044	292,699	31.674844	34.339851
American Funds - Asset Allocation Class 2 Shares	536,743.474	11,196,621	12,769,127	21	12,769,148	515,866	23.642422	25.511065
American Funds - Bond Class 2 Shares	602,371.031	6,484,250	6,638,129	14	6,638,143	509,185	12.474596	13.460564
American Funds - Growth Class 2 Shares	421,876.108	29,765,561	33,990,558	(15)	33,990,543	946,645	34.459989	37.183368
American Funds - Growth-Income Class 2 Shares	383,040.165	17,664,342	19,182,651	7	19,182,658	668,146	27.553317	29.731216
American Funds - International Class 2 Shares	3,069,757.634	57,854,153	63,789,564	28	63,789,592	2,819,685	21.766433	23.486975
BlackRock Advantage Large Cap Core V.I. Class I Shares	5,345,378.345	155,361,785	146,890,997	3	146,891,000	2,038,497	28.656625	77.873414
BlackRock Advantage Large Cap Value V.I. Class I Shares	6,899,156.422	75,634,294	68,025,682	-	68,025,682	2,256,584	24.364241	30.937642
BlackRock Advantage U.S. Total Market V.I. Class I Shares	4,878,934.444	109,027,046	120,265,734	89	120,265,823	1,369,416	27.437998	94.027405
BlackRock Basic Value V.I. Class I Shares	13,038,990.671	186,739,511	179,286,122	(7)	179,286,115	3,252,451	23.143560	75.182230
BlackRock Capital Appreciation V.I. Class I Shares	15,809,985.293	135,261,520	126,321,782	18	126,321,800	4,641,317	21.289214	34.733790
BlackRock Equity Dividend V.I. Class I Shares	769,721.419	8,377,943	9,159,685	-	9,159,685	134,635	68.033644	68.033644
BlackRock Global Allocation V.I. Class I Shares	19,780,672.174	304,573,719	338,645,108	16	338,645,124	8,623,407	21.792159	47.153990
BlackRock Government Money Market V.I. Class I Shares	89,788,014.654	89,788,014	89,788,015	(286)	89,787,729	7,089,589	9.281373	13.432863
BlackRock High Yield V.I. Class I Shares	10,265,261.314	72,906,348	76,270,892	326,244	76,597,136	2,177,839	20.543838	45.249507
BlackRock International V.I. Class I Shares	5,592,457.583	55,014,325	67,221,340	15	67,221,355	2,991,541	17.031591	23.378922
BlackRock Large Cap Focus Growth V.I. Class I Shares	5,016,842.035	70,352,228	79,817,957	(2)	79,817,955	2,592,481	30.523337	36.755906
BlackRock Managed Volatility V.I. Class I Shares	651,495.415	8,300,323	8,638,829	-	8,638,829	326,276	26.477087	26.477087
BlackRock S&P 500 Index V.I. Class I Shares	5,921,551.558	117,617,414	147,683,496	(1)	147,683,495	3,622,981	21.648271	46.378291
BlackRock Total Return V.I. Class I Shares	9,604,476.777	112,966,403	117,366,706	258,968	117,625,674	5,897,872	13.686922	27.955280
BlackRock U.S. Government Bond V.I. Class I Shares	4,875,845.940	50,225,982	50,318,730	83,031	50,401,761	2,493,311	12.213123	21.751197
Davis Value	7,607,594.264	71,124,239	64,512,399	30	64,512,429	2,628,930	22.092001	27.967931
Eaton Vance VT Floating-Rate Income	384,422.754	3,551,695	3,517,468	(288)	3,517,180	246,364	13.760347	14.848599
Federated Kaufmann II Primary Shares	1,573,356.453	28,838,677	35,605,057	(16)	35,605,041	927,072	37.065159	40.047496
Federated Managed Volatility II Primary Shares	197,803.242	2,080,346	2,235,177	-	2,235,177	205,336	10.833460	10.908373
Franklin Templeton Foreign Class 2 Shares	123,190.837	1,703,025	1,716,048	1	1,716,049	106,302	15.534054	16.762907
Franklin Templeton Growth Class 2 Shares	159,096.106	1,945,258	1,734,148	1	1,734,149	103,220	16.267324	17.553578
Invesco Oppenheimer V.I. Main Street Series II Shares	36,036.280	1,033,308	1,046,854	1	1,046,855	37,632	26.577447	28.678502
Invesco V.I. American Franchise Series I Shares	302,796.932	14,413,979	20,332,814	2	20,332,816	913,144	13.896955	28.593465
Invesco V.I. Comstock Series I Shares	4,277,329.032	69,633,222	73,398,966	-	73,398,966	2,857,415	23.833366	26.234458
Invesco V.I. Core Equity Series I Shares	1,191,782.994	37,461,092	41,652,816	(2)	41,652,814	1,930,911	20.894724	21.598661
Invesco V.I. International Growth Series I Shares	182,422.905	6,137,603	7,125,439	35	7,125,474	447,137	15.368919	27.651485
Invesco V.I. Mid Cap Core Equity Series I Shares	217,764.583	2,788,103	2,652,373	(8)	2,652,365	114,410	22.407968	24.179565
Invesco V.I. Value Opportunities Series I Shares	33,906.604	207,103	189,877	1	189,878	10,749	16.939484	18.278722
Janus Henderson - Enterprise Service Shares	7,516.538	447,970	600,797	(14)	600,783	17,753	32.760284	34.927425
Janus Henderson - Forty Service Shares	154,767.850	5,423,370	6,427,509	1	6,427,510	194,787	32.136444	34.262174
MFS® Growth Initial Class	1,450,277.982	52,828,129	86,146,512	(1)	86,146,511	1,818,062	18.706772	55.180612

See accompanying notes.	2

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

PIMCO CommodityRealReturn® Strategy Administrative Class	1,164,762.104	$8,684,338	$7,466,125	$(2)	$7,466,123	1,206,434	$5.966037	$6.438026
PIMCO Low Duration Administrative Class	4,399,122.796	45,543,446	44,871,053	(126)	44,870,927	3,711,786	11.716208	12.491000
PIMCO Real Return Administrative Class	2,216,482.827	28,088,063	28,016,343	(264)	28,016,079	1,981,765	13.619945	14.696945
PIMCO Total Return Administrative Class	15,718,873.518	171,448,943	173,221,986	(421)	173,221,565	9,641,417	15.721448	20.903211
Pioneer High Yield VCT Class II Shares	280,072.737	2,626,376	2,652,289	(15)	2,652,274	140,276	18.167013	19.603351
Pioneer Real Estate Shares VCT Class II Shares	168,030.783	2,355,370	1,915,551	(22)	1,915,529	92,385	20.021309	21.238966
TA Barrow Hanley Dividend Focused Service Class	2,010,394.291	43,215,923	45,414,807	(1)	45,414,806	3,069,502	14.583998	15.020989
TA BlackRock Global Allocation Service Class	18,696.525	267,275	281,570	-	281,570	24,730	11.385563	11.398152
TA BlackRock iShares Edge 40 Service Class	59,792.351	554,438	557,265	(1)	557,264	46,050	11.821680	12.540436
TA Greystone International Growth Initial Class	3,022,372.036	26,983,973	25,146,135	(3)	25,146,132	2,326,132	10.810277	10.810277
TA Janus Balanced Service Class	128,922.420	2,008,579	2,168,475	2	2,168,477	165,518	13.004943	13.186475
TA Janus Mid-Cap Growth Service Class	544,144.479	15,055,922	20,519,688	(10)	20,519,678	959,825	20.958837	21.814302
TA JPMorgan Enhanced Index Initial Class	61,803.457	1,250,567	1,360,294	-	1,360,294	104,551	12.906356	13.060752
TA Legg Mason Dynamic Allocation - Balanced Service Class	52,807.793	640,914	685,445	-	685,445	52,147	13.144374	13.144374
TA Legg Mason Dynamic Allocation - Growth Service Class	29,424.542	375,000	403,116	-	403,116	29,119	13.843951	13.843951
TA Managed Risk - Balanced ETF Service Class	414,774.277	4,942,885	5,321,554	1	5,321,555	384,671	13.834036	13.834036
TA Managed Risk - Conservative ETF Service Class	342,973.454	4,276,731	4,290,598	1	4,290,599	329,584	13.018236	13.018236
TA Managed Risk - Growth ETF Service Class	379,028.595	3,884,495	4,112,460	2	4,112,462	268,736	15.302985	15.302985
TA Market Participation Strategy Service Class	1,899.908	23,049	22,229	(2)	22,227	1,551	14.328110	14.328110
TA Morgan Stanley Capital Growth Initial Class	85,187.682	1,474,113	1,572,565	(1)	1,572,564	149,328	10.525084	10.534021
TA Multi-Managed Balanced Service Class	25,369.789	370,981	385,113	-	385,113	31,331	12.209673	12.380143
TA PIMCO Tactical - Balanced Service Class	86,226.269	1,047,746	1,073,517	1	1,073,518	76,864	13.966442	13.966442
TA PIMCO Tactical - Conservative Service Class	121,142.776	1,422,223	1,475,519	-	1,475,519	109,406	13.486681	13.486681
TA PIMCO Tactical - Growth Service Class	32,301.438	374,364	398,923	-	398,923	27,370	14.575087	14.575087
TA QS Investors Active Asset Allocation - Conservative Service Class	325,566.742	3,467,056	3,522,632	1	3,522,633	283,215	12.438008	12.438008
TA QS Investors Active Asset Allocation - Moderate Service Class	338,225.934	3,924,946	3,913,274	1	3,913,275	304,375	12.856770	12.856770
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	132,659.257	1,440,792	1,518,948	1	1,518,949	112,837	13.461500	13.461500
TA Small/Mid Cap Value Service Class	1,742,312.257	33,269,111	32,964,548	17	32,964,565	1,425,805	22.455470	23.821160
TA T. Rowe Price Small Cap Initial Class	655,030.905	9,389,095	10,755,607	(1)	10,755,606	810,999	13.223768	13.381970
TA TS&W International Equity Service Class	199,641.152	2,677,546	2,761,037	1	2,761,038	262,152	10.465285	10.590525
TA WMC US Growth Service Class	1,250,252.121	32,312,572	41,770,923	2	41,770,925	1,690,125	23.998164	25.457359
Wanger International	1,002,645.187	26,069,292	26,068,775	3	26,068,778	1,597,640	15.797486	16.842392
Wanger USA	556,718.525	13,088,419	12,392,554	18	12,392,572	359,279	33.268606	35.899621

See accompanying notes.	3

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	AB Global Thematic Growth Class A Shares	AB Growth and Income Class A Shares	AB International Value Class A Shares	AB Large Cap Growth Class A Shares	AB Small/Mid Cap Value Class A Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$7,317,604	$7,862,414	$2,472,180	$90,071,167	$5,156,908

Investment Income:
Reinvested Dividends	-	73,347	33,097	-	22,805
Investment Expense:
Mortality and Expense Risk and Administrative Charges	100,118	117,819	33,345	1,244,778	74,655
Net Investment Income (Loss)	(100,118)	(44,472)	(248)	(1,244,778)	(51,850)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	827,363	-	9,861,367	380,437
Realized Gain (Loss) on Investments	512,971	972,979	61,520	7,424,962	144,046
Net Realized Capital Gains (Losses) on Investments	512,971	1,800,342	61,520	17,286,329	524,483
Net Change in Unrealized Appreciation (Depreciation)	(1,248,396)	(2,195,244)	(595,005)	(14,308,164)	(1,220,214)
Net Gain (Loss) on Investment	(735,425)	(394,902)	(533,485)	2,978,165	(695,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	(835,543)	(439,374)	(533,733)	1,733,387	(747,581)

Increase (Decrease) in Net Assets from Contract Transactions	(23,592)	(1,302,564)	(280,223)	(11,468,681)	(480,693)

Total Increase (Decrease) in Net Assets	(859,135)	(1,741,938)	(813,956)	(9,735,294)	(1,228,274)

Net Assets as of December 31, 2018:	$6,458,469	$6,120,476	$1,658,224	$80,335,873	$3,928,634

Investment Income:
Reinvested Dividends	28,239	94,352	16,445	-	24,886

Investment Expense:
Mortality and Expense Risk and Administrative Charges	92,666	113,396	27,219	1,219,710	63,969
Net Investment Income (Loss)	(64,427)	(19,044)	(10,774)	(1,219,710)	(39,083)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	362,437	801,262	-	10,957,600	464,371
Realized Gain (Loss) on Investments	556,752	536,628	(7,504)	7,402,528	(74,028)
Net Realized Capital Gains (Losses) on Investments	919,189	1,337,890	(7,504)	18,360,128	390,343
Net Change in Unrealized Appreciation (Depreciation)	876,987	36,071	270,062	7,938,007	336,213
Net Gain (Loss) on Investment	1,796,176	1,373,961	262,558	26,298,135	726,556

Net Increase (Decrease) in Net Assets Resulting from Operations	1,731,749	1,354,917	251,784	25,078,425	687,473

Increase (Decrease) in Net Assets from Contract Transactions	(1,194,117)	176,123	(65,329)	(10,784,182)	(452,849)

Total Increase (Decrease) in Net Assets	537,632	1,531,040	186,455	14,294,243	234,624

Net Assets as of December 31, 2019:	$6,996,101	$7,651,516	$1,844,679	$94,630,116	$4,163,258

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	American Century VP Ultra® Class I Shares	American Funds - Asset Allocation Class 2 Shares	American Funds - Bond Class 2 Shares	American Funds - Growth Class 2 Shares	American Funds - Growth- Income Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$8,411,163	$13,185,213	$6,903,954	$36,238,553	$21,497,596

Investment Income:
Reinvested Dividends	20,958	207,459	164,857	145,962	273,700
Investment Expense:
Mortality and Expense Risk and Administrative Charges	114,132	200,136	111,603	576,181	327,094
Net Investment Income (Loss)	(93,174)	7,323	53,254	(430,219)	(53,394)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	807,755	544,752	9,407	3,492,760	1,376,470
Realized Gain (Loss) on Investments	1,089,635	719,904	(59,353)	3,540,067	1,202,700
Net Realized Capital Gains (Losses) on Investments	1,897,390	1,264,656	(49,946)	7,032,827	2,579,170
Net Change in Unrealized Appreciation (Depreciation)	(1,806,491)	(1,990,959)	(167,383)	(6,738,543)	(2,973,824)
Net Gain (Loss) on Investment	90,899	(726,303)	(217,329)	294,284	(394,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,275)	(718,980)	(164,075)	(135,935)	(448,048)

Increase (Decrease) in Net Assets from Contract Transactions	(849,972)	(820,876)	(96,365)	(6,161,454)	(3,669,491)

Total Increase (Decrease) in Net Assets	(852,247)	(1,539,856)	(260,440)	(6,297,389)	(4,117,539)

Net Assets as of December 31, 2018:	$7,558,916	$11,645,357	$6,643,514	$29,941,164	$17,380,057

Investment Income:
Reinvested Dividends	-	233,629	170,517	237,820	304,797
Investment Expense:
Mortality and Expense Risk and Administrative Charges	119,267	195,438	108,452	525,485	306,564
Net Investment Income (Loss)	(119,267)	38,191	62,065	(287,665)	(1,767)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	913,284	631,032	-	3,394,108	1,930,800
Realized Gain (Loss) on Investments	268,575	378,503	25,110	1,044,217	585,054
Net Realized Capital Gains (Losses) on Investments	1,181,859	1,009,535	25,110	4,438,325	2,515,854
Net Change in Unrealized Appreciation (Depreciation)	1,373,811	1,109,505	406,387	3,943,886	1,494,718
Net Gain (Loss) on Investment	2,555,670	2,119,040	431,497	8,382,211	4,010,572

Net Increase (Decrease) in Net Assets Resulting from Operations	2,436,403	2,157,231	493,562	8,094,546	4,008,805

Increase (Decrease) in Net Assets from Contract Transactions	(377,275)	(1,033,440)	(498,933)	(4,045,167)	(2,206,204)

Total Increase (Decrease) in Net Assets	2,059,128	1,123,791	(5,371)	4,049,379	1,802,601

Net Assets as of December 31, 2019:	$9,618,044	$12,769,148	$6,638,143	$33,990,543	$19,182,658

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	American Funds - International Class 2 Shares	BlackRock Advantage Large Cap Core V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Basic Value V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$74,691,804	$161,705,768	$79,832,694	$133,237,946	$208,261,903

Investment Income:
Reinvested Dividends	1,145,029	2,205,153	1,368,497	1,561,127	3,425,851
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,137,953	2,123,171	1,020,862	1,724,656	2,727,130
Net Investment Income (Loss)	7,076	81,982	347,635	(163,529)	698,721

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,239,002	18,805,586	7,450,391	11,472,384	19,903,464
Realized Gain (Loss) on Investments	2,453,920	310,530	3,596,974	8,308,816	3,948,441
Net Realized Capital Gains (Losses) on Investments	5,692,922	19,116,116	11,047,365	19,781,200	23,851,905
Net Change in Unrealized Appreciation (Depreciation)	(15,824,020)	(27,579,495)	(17,831,959)	(28,108,445)	(40,778,074)
Net Gain (Loss) on Investment	(10,131,098)	(8,463,379)	(6,784,594)	(8,327,245)	(16,926,169)

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,124,022)	(8,381,397)	(6,436,959)	(8,490,774)	(16,227,448)

Increase (Decrease) in Net Assets from Contract Transactions	(5,080,610)	(21,121,526)	(10,882,990)	(17,295,420)	(25,574,993)

Total Increase (Decrease) in Net Assets	(15,204,632)	(29,502,923)	(17,319,949)	(25,786,194)	(41,802,441)

Net Assets as of December 31, 2018:	$59,487,172	$132,202,845	$62,512,745	$107,451,752	$166,459,462

Investment Income:
Reinvested Dividends	895,105	1,937,259	1,333,076	1,950,984	4,099,733
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,028,684	1,943,770	916,120	1,574,610	2,422,929
Net Investment Income (Loss)	(133,579)	(6,511)	416,956	376,374	1,676,804

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,585,166	7,538,746	2,747,259	9,362,346	14,438,393
Realized Gain (Loss) on Investments	1,512,052	(2,186,449)	1,858,288	5,729,872	262,188
Net Realized Capital Gains (Losses) on Investments	3,097,218	5,352,297	4,605,547	15,092,218	14,700,581
Net Change in Unrealized Appreciation (Depreciation)	8,944,540	28,776,970	8,784,467	12,255,048	18,661,619
Net Gain (Loss) on Investment	12,041,758	34,129,267	13,390,014	27,347,266	33,362,200

Net Increase (Decrease) in Net Assets Resulting from Operations	11,908,179	34,122,756	13,806,970	27,723,640	35,039,004

Increase (Decrease) in Net Assets from Contract Transactions	(7,605,759)	(19,434,601)	(8,294,033)	(14,909,569)	(22,212,351)

Total Increase (Decrease) in Net Assets	4,302,420	14,688,155	5,512,937	12,814,071	12,826,653

Net Assets as of December 31, 2019:	$63,789,592	$146,891,000	$68,025,682	$120,265,823	$179,286,115

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	BlackRock Capital Appreciation V.I. Class I Shares	BlackRock Equity Dividend V.I. Class I Shares	BlackRock Global Allocation V.I. Class I Shares	BlackRock Government Money Market V.I. Class I Shares	BlackRock High Yield V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$130,477,239	$11,925,176	$417,660,409	$82,579,365	$90,443,375

Investment Income:
Reinvested Dividends	-	213,062	3,471,482	1,358,831	4,569,203
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,849,950	149,736	5,279,727	1,175,052	1,164,084
Net Investment Income (Loss)	(1,849,950)	63,326	(1,808,245)	183,779	3,405,119

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	35,152,253	748,007	13,620,557	-	-
Realized Gain (Loss) on Investments	10,281,546	339,957	10,829,952	-	829,649
Net Realized Capital Gains (Losses) on Investments	45,433,799	1,087,964	24,450,509	-	829,649
Net Change in Unrealized Appreciation (Depreciation)	(40,256,752)	(2,001,176)	(54,413,047)	-	(7,397,869)
Net Gain (Loss) on Investment	5,177,047	(913,212)	(29,962,538)	-	(6,568,220)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,327,097	(849,886)	(31,770,783)	183,779	(3,163,101)

Increase (Decrease) in Net Assets from Contract Transactions	(22,975,251)	(1,852,041)	(55,054,281)	5,812,637	(13,026,740)

Total Increase (Decrease) in Net Assets	(19,648,154)	(2,701,927)	(86,825,064)	5,996,416	(16,189,841)

Net Assets as of December 31, 2018:	$110,829,085	$9,223,249	$330,835,345	$88,575,781	$74,253,534

Investment Income:
Reinvested Dividends	-	184,934	4,166,792	1,730,700	4,141,973
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,730,504	124,060	4,649,487	1,218,929	1,065,185
Net Investment Income (Loss)	(1,730,504)	60,874	(482,695)	511,771	3,076,788

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	20,946,322	592,989	11,122,424	-	-

Realized Gain (Loss) on Investments	2,879,815	275,768	7,367,230	-	527,388
Net Realized Capital Gains (Losses) on Investments	23,826,137	868,757	18,489,654	-	527,388
Net Change in Unrealized Appreciation (Depreciation)	9,800,434	1,228,219	33,242,486	-	6,226,234
Net Gain (Loss) on Investment	33,626,571	2,096,976	51,732,140	-	6,753,622

Net Increase (Decrease) in Net Assets Resulting from Operations	31,896,067	2,157,850	51,249,445	511,771	9,830,410

Increase (Decrease) in Net Assets from Contract Transactions	(16,403,352)	(2,221,414)	(43,439,666)	700,177	(7,486,808)

Total Increase (Decrease) in Net Assets	15,492,715	(63,564)	7,809,779	1,211,948	2,343,602

Net Assets as of December 31, 2019:	$126,321,800	$9,159,685	$338,645,124	$89,787,729	$76,597,136

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	BlackRock International V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Managed Volatility V.I. Class I Shares	BlackRock S&P 500 Index V.I. Class I Shares	BlackRock Total Return V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$83,696,547	$77,695,399	$11,425,775	$147,006,583	$135,613,494

Investment Income:
Reinvested Dividends	1,949,009	-	179,629	1,425,753	3,544,944
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,029,728	1,087,447	142,697	2,002,688	1,816,536
Net Investment Income (Loss)	919,281	(1,087,447)	36,932	(576,935)	1,728,408

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,936,638	7,752,485	103,336	5,792,118	-
Realized Gain (Loss) on Investments	2,528,486	4,917,763	363,855	9,633,075	(65,538)
Net Realized Capital Gains (Losses) on Investments	4,465,124	12,670,248	467,191	15,425,193	(65,538)
Net Change in Unrealized Appreciation (Depreciation)	(23,078,168)	(9,384,448)	(531,801)	(22,419,987)	(4,270,481)
Net Gain (Loss) on Investment	(18,613,044)	3,285,800	(64,610)	(6,994,794)	(4,336,019)

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,693,763)	2,198,353	(27,678)	(7,571,729)	(2,607,611)

Increase (Decrease) in Net Assets from Contract Transactions	(8,201,757)	(11,086,437)	(1,601,795)	(14,513,963)	(15,180,949)

Total Increase (Decrease) in Net Assets	(25,895,520)	(8,888,084)	(1,629,473)	(22,085,692)	(17,788,560)

Net Assets as of December 31, 2018:	$57,801,027	$68,807,315	$9,796,302	$124,920,891	$117,824,934

Investment Income:
Reinvested Dividends	743,301	-	292,530	2,987,946	3,481,617
Investment Expense:
Mortality and Expense Risk and Administrative Charges	873,996	1,052,645	124,398	1,917,815	1,680,608
Net Investment Income (Loss)	(130,695)	(1,052,645)	168,132	1,070,131	1,801,009

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	7,886,382	773	7,861,698	391,670
Realized Gain (Loss) on Investments	1,290,312	4,183,854	248,969	7,433,199	731,693
Net Realized Capital Gains (Losses) on Investments	1,290,312	12,070,236	249,742	15,294,897	1,123,363
Net Change in Unrealized Appreciation (Depreciation)	15,506,341	9,378,205	(359,938)	19,191,825	6,198,254
Net Gain (Loss) on Investment	16,796,653	21,448,441	(110,196)	34,486,722	7,321,617

Net Increase (Decrease) in Net Assets Resulting from Operations	16,665,958	20,395,796	57,936	35,556,853	9,122,626

Increase (Decrease) in Net Assets from Contract Transactions	(7,245,630)	(9,385,156)	(1,215,409)	(12,794,249)	(9,321,886)

Total Increase (Decrease) in Net Assets	9,420,328	11,010,640	(1,157,473)	22,762,604	(199,260)

Net Assets as of December 31, 2019:	$67,221,355	$79,817,955	$8,638,829	$147,683,495	$117,625,674

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	BlackRock U.S. Government Bond V.I. Class I Shares	Davis Value	Eaton Vance VT Floating-Rate Income	Federated Kaufmann II Primary Shares	Federated Managed Volatility II Primary Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(1)

Net Assets as of December 31, 2017:	$60,629,989	$72,113,053	$3,199,850	$28,183,872	$-

Investment Income:
Reinvested Dividends	1,187,337	566,384	126,110	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	761,003	964,656	47,258	424,787	11,383
Net Investment Income (Loss)	426,334	(398,272)	78,852	(424,787)	(11,383)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	11,390,603	-	2,091,652	-
Realized Gain (Loss) on Investments	(584,235)	(254,520)	5,049	1,379,463	(3,454)
Net Realized Capital Gains (Losses) on Investments	(584,235)	11,136,083	5,049	3,471,115	(3,454)
Net Change in Unrealized Appreciation (Depreciation)	(576,608)	(20,362,034)	(141,352)	(2,322,451)	(195,357)
Net Gain (Loss) on Investment	(1,160,843)	(9,225,951)	(136,303)	1,148,664	(198,811)

Net Increase (Decrease) in Net Assets Resulting from Operations	(734,509)	(9,624,223)	(57,451)	723,877	(210,194)

Increase (Decrease) in Net Assets from Contract Transactions	(8,717,072)	(7,006,993)	325,640	(1,196,861)	2,230,234

Total Increase (Decrease) in Net Assets	(9,451,581)	(16,631,216)	268,189	(472,984)	2,020,040

Net Assets as of December 31, 2018:	$51,178,408	$55,481,837	$3,468,039	$27,710,888	$2,020,040

Investment Income:
Reinvested Dividends	1,191,596	964,616	150,138	-	44,895
Investment Expense:
Mortality and Expense Risk and Administrative Charges	708,508	858,464	49,015	455,262	30,021
Net Investment Income (Loss)	483,088	106,152	101,123	(455,262)	14,874

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,036,754	-	2,835,408	-
Realized Gain (Loss) on Investments	(130,105)	(3,305,293)	(5,929)	1,511,855	(1,911)
Net Realized Capital Gains (Losses) on Investments	(130,105)	(268,539)	(5,929)	4,347,263	(1,911)
Net Change in Unrealized Appreciation (Depreciation)	2,095,996	15,668,211	94,661	4,803,439	350,188
Net Gain (Loss) on Investment	1,965,891	15,399,672	88,732	9,150,702	348,277

Net Increase (Decrease) in Net Assets Resulting from Operations	2,448,979	15,505,824	189,855	8,695,440	363,151

Increase (Decrease) in Net Assets from Contract Transactions	(3,225,626)	(6,475,232)	(140,714)	(801,287)	(148,014)

Total Increase (Decrease) in Net Assets	(776,647)	9,030,592	49,141	7,894,153	215,137

Net Assets as of December 31, 2019:	$50,401,761	$64,512,429	$3,517,180	$35,605,041	$2,235,177

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Growth Class 2 Shares	Invesco Oppenheimer V.I. Main Street Series II Shares	Invesco V.I. American Franchise Series I Shares	Invesco V.I. Comstock Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,336,828	$2,074,103	$911,459	$20,225,060	$90,599,876

Investment Income:
Reinvested Dividends	57,401	38,814	9,514	-	1,394,184
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,774	28,042	13,540	285,522	1,173,175
Net Investment Income (Loss)	27,627	10,772	(4,026)	(285,522)	221,009

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	164,385	92,710	1,269,365	7,923,316
Realized Gain (Loss) on Investments	20,566	73,780	4,652	1,156,676	7,041,569
Net Realized Capital Gains (Losses) on Investments	20,566	238,165	97,362	2,426,041	14,964,885
Net Change in Unrealized Appreciation (Depreciation)	(409,456)	(558,778)	(188,608)	(2,891,740)	(25,406,675)
Net Gain (Loss) on Investment	(388,890)	(320,613)	(91,246)	(465,699)	(10,441,790)

Net Increase (Decrease) in Net Assets Resulting from Operations	(361,263)	(309,841)	(95,272)	(751,221)	(10,220,781)

Increase (Decrease) in Net Assets from Contract Transactions	(222,581)	(182,180)	95,731	(2,115,797)	(12,615,029)

Total Increase (Decrease) in Net Assets	(583,844)	(492,021)	459	(2,867,018)	(22,835,810)

Net Assets as of December 31, 2018:	$1,752,984	$1,582,082	$911,918	$17,358,042	$67,764,066

Investment Income:
Reinvested Dividends	30,316	46,283	8,092	-	1,413,450
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,189	24,027	13,473	267,302	1,017,047
Net Investment Income (Loss)	6,127	22,256	(5,381)	(267,302)	396,403

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,096	317,946	160,523	2,686,071	9,184,946
Realized Gain (Loss) on Investments	(7,135)	(7,072)	6,572	1,451,862	3,724,701
Net Realized Capital Gains (Losses) on Investments	10,961	310,874	167,095	4,137,933	12,909,647
Net Change in Unrealized Appreciation (Depreciation)	158,149	(122,494)	96,653	1,845,038	1,864,988
Net Gain (Loss) on Investment	169,110	188,380	263,748	5,982,971	14,774,635

Net Increase (Decrease) in Net Assets Resulting from Operations	175,237	210,636	258,367	5,715,669	15,171,038

Increase (Decrease) in Net Assets from Contract Transactions	(212,172)	(58,569)	(123,430)	(2,740,895)	(9,536,138)

Total Increase (Decrease) in Net Assets	(36,935)	152,067	134,937	2,974,774	5,634,900

Net Assets as of December 31, 2019:	$1,716,049	$1,734,149	$1,046,855	$20,332,816	$73,398,966

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Invesco V.I. Core Equity Series I Shares	Invesco V.I. International Growth Series I Shares	Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Value Opportunities Series I Shares	Janus Henderson - Enterprise Service Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$46,790,872	$8,497,518	$3,114,210	$293,508	$522,823

Investment Income:
Reinvested Dividends	390,130	163,206	14,999	915	732
Investment Expense:
Mortality and Expense Risk and Administrative Charges	605,326	126,077	45,381	4,143	7,652
Net Investment Income (Loss)	(215,196)	37,129	(30,382)	(3,228)	(6,920)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,794,147	55,271	415,087	29,352	26,868
Realized Gain (Loss) on Investments	2,361,659	226,946	20,704	1,479	16,883
Net Realized Capital Gains (Losses) on Investments	5,155,806	282,217	435,791	30,831	43,751
Net Change in Unrealized Appreciation (Depreciation)	(9,305,060)	(1,670,373)	(774,903)	(86,713)	(47,093)
Net Gain (Loss) on Investment	(4,149,254)	(1,388,156)	(339,112)	(55,882)	(3,342)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,364,450)	(1,351,027)	(369,494)	(59,110)	(10,262)

Increase (Decrease) in Net Assets from Contract Transactions	(5,812,280)	(286,160)	(193,616)	(3,623)	(10,200)

Total Increase (Decrease) in Net Assets	(10,176,730)	(1,637,187)	(563,110)	(62,733)	(20,462)

Net Assets as of December 31, 2018:	$36,614,142	$6,860,331	$2,551,100	$230,775	$502,361

Investment Income:
Reinvested Dividends	374,062	107,602	13,716	423	285
Investment Expense:
Mortality and Expense Risk and Administrative Charges	544,114	112,813	41,926	3,158	7,888
Net Investment Income (Loss)	(170,052)	(5,211)	(28,210)	(2,735)	(7,603)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,545,852	434,679	300,799	37,404	34,102
Realized Gain (Loss) on Investments	1,631,655	533,400	(91,920)	8,116	28,417
Net Realized Capital Gains (Losses) on Investments	6,177,507	968,079	208,879	45,520	62,519
Net Change in Unrealized Appreciation (Depreciation)	3,513,356	719,192	380,589	12,428	104,703
Net Gain (Loss) on Investment	9,690,863	1,687,271	589,468	57,948	167,222

Net Increase (Decrease) in Net Assets Resulting from Operations	9,520,811	1,682,060	561,258	55,213	159,619

Increase (Decrease) in Net Assets from Contract Transactions	(4,482,139)	(1,416,917)	(459,993)	(96,110)	(61,197)

Total Increase (Decrease) in Net Assets	5,038,672	265,143	101,265	(40,897)	98,422

Net Assets as of December 31, 2019:	$41,652,814	$7,125,474	$2,652,365	$189,878	$600,783

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Janus Henderson - Forty Service Shares	MFS® Growth Initial Class	PIMCO CommodityRealReturn® Strategy Administrative Class	PIMCO Low Duration Administrative Class	PIMCO Real Return Administrative Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$6,629,807	$74,249,905	$9,419,538	$51,933,905	$32,489,395

Investment Income:
Reinvested Dividends	79,619	70,909	181,436	960,132	769,072
Investment Expense:
Mortality and Expense Risk and Administrative Charges	96,455	1,087,230	131,492	761,950	470,206
Net Investment Income (Loss)	(16,836)	(1,016,321)	49,944	198,182	298,866

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	855,416	5,261,807	-	-	-
Realized Gain (Loss) on Investments	174,747	7,297,595	(1,652,000)	(552,849)	(1,024,630)
Net Realized Capital Gains (Losses) on Investments	1,030,163	12,559,402	(1,652,000)	(552,849)	(1,024,630)
Net Change in Unrealized Appreciation (Depreciation)	(937,766)	(10,014,304)	253,765	(253,883)	(455,557)
Net Gain (Loss) on Investment	92,397	2,545,098	(1,398,235)	(806,732)	(1,480,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	75,561	1,528,777	(1,348,291)	(608,550)	(1,181,321)

Increase (Decrease) in Net Assets from Contract Transactions	(879,704)	(5,999,682)	(647,582)	(6,521,609)	(3,615,066)

Total Increase (Decrease) in Net Assets	(804,143)	(4,470,905)	(1,995,873)	(7,130,159)	(4,796,387)

Net Assets as of December 31, 2018:	$5,825,664	$69,779,000	$7,423,665	$44,803,746	$27,693,008

Investment Income:
Reinvested Dividends	1,365	-	333,066	1,252,952	472,680
Investment Expense:
Mortality and Expense Risk and Administrative Charges	92,361	1,103,764	112,574	677,239	423,358
Net Investment Income (Loss)	(90,996)	(1,103,764)	220,492	575,713	49,322

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	552,448	6,950,516	-	-	-
Realized Gain (Loss) on Investments	198,970	7,074,594	(947,892)	(300,571)	(590,699)
Net Realized Capital Gains (Losses) on Investments	751,418	14,025,110	(947,892)	(300,571)	(590,699)
Net Change in Unrealized Appreciation (Depreciation)	1,220,983	11,339,471	1,431,806	845,613	2,410,459
Net Gain (Loss) on Investment	1,972,401	25,364,581	483,914	545,042	1,819,760

Net Increase (Decrease) in Net Assets Resulting from Operations	1,881,405	24,260,817	704,406	1,120,755	1,869,082

Increase (Decrease) in Net Assets from Contract Transactions	(1,279,559)	(7,893,306)	(661,948)	(1,053,574)	(1,546,011)

Total Increase (Decrease) in Net Assets	601,846	16,367,511	42,458	67,181	323,071

Net Assets as of December 31, 2019:	$6,427,510	$86,146,511	$7,466,123	$44,870,927	$28,016,079

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	PIMCO Total Return Administrative Class	Pioneer High Yield VCT Class II Shares	Pioneer Real Estate Shares VCT Class II Shares	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Global Allocation Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$204,209,624	$2,944,511	$2,532,040	$53,221,333	$28,797

Investment Income:
Reinvested Dividends	4,851,646	122,682	49,942	959,863	362
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,738,563	39,697	31,203	756,386	971
Net Investment Income (Loss)	2,113,083	82,985	18,739	203,477	(609)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,192,307	-	210,071	-	350
Realized Gain (Loss) on Investments	(1,493,107)	(76,564)	(307,337)	1,815,018	(18)
Net Realized Capital Gains (Losses) on Investments	699,200	(76,564)	(97,266)	1,815,018	332
Net Change in Unrealized Appreciation (Depreciation)	(6,893,608)	(151,391)	(109,450)	(8,258,462)	(11,088)
Net Gain (Loss) on Investment	(6,194,408)	(227,955)	(206,716)	(6,443,444)	(10,756)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,081,325)	(144,970)	(187,977)	(6,239,967)	(11,365)

Increase (Decrease) in Net Assets from Contract Transactions	(23,502,874)	(301,313)	(697,902)	(3,581,090)	126,493

Total Increase (Decrease) in Net Assets	(27,584,199)	(446,283)	(885,879)	(9,821,057)	115,128

Net Assets as of December 31, 2018:	$176,625,425	$2,498,228	$1,646,161	$43,400,276	$143,925

Investment Income:
Reinvested Dividends	5,346,516	120,148	35,915	998,505	2,514
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,518,464	36,954	26,842	682,472	4,139
Net Investment Income (Loss)	2,828,052	83,194	9,073	316,033	(1,625)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	518,817	6,898,069	11,016
Realized Gain (Loss) on Investments	(457,354)	(42,064)	(150,568)	1,077,884	149
Net Realized Capital Gains (Losses) on Investments	(457,354)	(42,064)	368,249	7,975,953	11,165
Net Change in Unrealized Appreciation (Depreciation)	9,433,664	264,989	38,099	586,257	24,896
Net Gain (Loss) on Investment	8,976,310	222,925	406,348	8,562,210	36,061

Net Increase (Decrease) in Net Assets Resulting from Operations	11,804,362	306,119	415,421	8,878,243	34,436

Increase (Decrease) in Net Assets from Contract Transactions	(15,208,222)	(152,073)	(146,053)	(6,863,713)	103,209

Total Increase (Decrease) in Net Assets	(3,403,860)	154,046	269,368	2,014,530	137,645

Net Assets as of December 31, 2019:	$173,221,565	$2,652,274	$1,915,529	$45,414,806	$281,570

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock iShares Edge 40 Service Class	TA Greystone International Growth Initial Class	TA Janus Balanced Service Class	TA Janus Mid-Cap Growth Service Class	TA JPMorgan Enhanced Index Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$584,771	$31,246,587	$267,949	$23,976,771	$1,018,701

Investment Income:
Reinvested Dividends	9,279	339,693	5,803	-	14,217
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,733	380,524	8,187	341,632	16,848
Net Investment Income (Loss)	546	(40,831)	(2,384)	(341,632)	(2,631)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	144,413	9,558	989,445	55,696
Realized Gain (Loss) on Investments	4,247	26,189	608	891,606	10,540
Net Realized Capital Gains (Losses) on Investments	4,247	170,602	10,166	1,881,051	66,236
Net Change in Unrealized Appreciation (Depreciation)	(38,711)	(5,566,906)	(60,050)	(1,815,697)	(154,243)
Net Gain (Loss) on Investment	(34,464)	(5,396,304)	(49,884)	65,354	(88,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	(33,918)	(5,437,135)	(52,268)	(276,278)	(90,638)

Increase (Decrease) in Net Assets from Contract Transactions	(34,761)	(3,428,154)	1,230,672	(4,365,381)	183,029

Total Increase (Decrease) in Net Assets	(68,679)	(8,865,289)	1,178,404	(4,641,659)	92,391

Net Assets as of December 31, 2018:	$516,092	$22,381,298	$1,446,353	$19,335,112	$1,111,092

Investment Income:
Reinvested Dividends	10,725	394,452	23,005	-	14,858
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,387	326,111	26,383	310,503	16,381
Net Investment Income (Loss)	2,338	68,341	(3,378)	(310,503)	(1,523)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	71,937	3,960,568	75,193	1,113,283	146,009
Realized Gain (Loss) on Investments	3,150	(348,395)	38,805	531,758	7,454
Net Realized Capital Gains (Losses) on Investments	75,087	3,612,173	113,998	1,645,041	153,463
Net Change in Unrealized Appreciation (Depreciation)	(10,282)	1,859,800	208,311	4,818,764	165,541
Net Gain (Loss) on Investment	64,805	5,471,973	322,309	6,463,805	319,004

Net Increase (Decrease) in Net Assets Resulting from Operations	67,143	5,540,314	318,931	6,153,302	317,481

Increase (Decrease) in Net Assets from Contract Transactions	(25,971)	(2,775,480)	403,193	(4,968,736)	(68,279)

Total Increase (Decrease) in Net Assets	41,172	2,764,834	722,124	1,184,566	249,202

Net Assets as of December 31, 2019:	$557,264	$25,146,132	$2,168,477	$20,519,678	$1,360,294

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Legg Mason Dynamic Allocation - Balanced Service Class	TA Legg Mason Dynamic Allocation - Growth Service Class	TA Managed Risk - Balanced ETF Service Class	TA Managed Risk - Conservative ETF Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$582,865	$168,068	$3,858,554	$3,443,574

Investment Income:
Reinvested Dividends	11,583	1,683	70,606	82,902
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,211	2,391	55,395	57,572
Net Investment Income (Loss)	2,372	(708)	15,211	25,330

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	30,647
Realized Gain (Loss) on Investments	(4,011)	2,310	(6,415)	56,340
Net Realized Capital Gains (Losses) on Investments	(4,011)	2,310	(6,415)	86,987
Net Change in Unrealized Appreciation (Depreciation)	(38,539)	(22,232)	(282,938)	(334,482)
Net Gain (Loss) on Investment	(42,550)	(19,922)	(289,353)	(247,495)

Net Increase (Decrease) in Net Assets Resulting from Operations	(40,178)	(20,630)	(274,142)	(222,165)

Increase (Decrease) in Net Assets from Contract Transactions	90,396	183,801	476,936	976,791

Total Increase (Decrease) in Net Assets	50,218	163,171	202,794	754,626

Net Assets as of December 31, 2018:	$633,083	$331,239	$4,061,348	$4,198,200

Investment Income:
Reinvested Dividends	11,479	5,235	93,731	86,601
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,459	5,133	63,824	58,300
Net Investment Income (Loss)	2,020	102	29,907	28,301

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,173	13,156	124,863	207,667
Realized Gain (Loss) on Investments	8,121	945	8,839	44,944
Net Realized Capital Gains (Losses) on Investments	26,294	14,101	133,702	252,611
Net Change in Unrealized Appreciation (Depreciation)	65,851	39,339	450,948	155,260
Net Gain (Loss) on Investment	92,145	53,440	584,650	407,871

Net Increase (Decrease) in Net Assets Resulting from Operations	94,165	53,542	614,557	436,172

Increase (Decrease) in Net Assets from Contract Transactions	(41,803)	18,335	645,650	(343,773)

Total Increase (Decrease) in Net Assets	52,362	71,877	1,260,207	92,399

Net Assets as of December 31, 2019:	$685,445	$403,116	$5,321,555	$4,290,599

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Managed Risk - Growth ETF Service Class	TA Market Participation Strategy Service Class	TA Morgan Stanley Capital Growth Initial Class	TA Multi-Managed Balanced Service Class	TA PIMCO Tactical - Balanced Service Class
	Subaccount	Subaccount	Subaccount(1)	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,714,112	$19,799	$-	$71,074	$571,327

Investment Income:
Reinvested Dividends	58,906	74	-	3,035	32,908
Investment Expense:
Mortality and Expense Risk and Administrative Charges	50,133	272	-	2,391	12,162
Net Investment Income (Loss)	8,773	(198)	-	644	20,746

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,110	-	9,957	75,310
Realized Gain (Loss) on Investments	2,198	8	-	(3,808)	(2,347)
Net Realized Capital Gains (Losses) on Investments	2,198	1,118	-	6,149	72,963
Net Change in Unrealized Appreciation (Depreciation)	(339,080)	(1,720)	-	(18,915)	(173,510)
Net Gain (Loss) on Investment	(336,882)	(602)	-	(12,766)	(100,547)

Net Increase (Decrease) in Net Assets Resulting from Operations	(328,109)	(800)	-	(12,122)	(79,801)

Increase (Decrease) in Net Assets from Contract Transactions	161,349	-	-	128,211	434,411

Total Increase (Decrease) in Net Assets	(166,760)	(800)	-	116,089	354,610

Net Assets as of December 31, 2018:	$3,547,352	$18,999	$-	$187,163	$925,937

Investment Income:
Reinvested Dividends	67,933	191	-	4,495	1,622
Investment Expense:
Mortality and Expense Risk and Administrative Charges	51,811	280	3,393	4,670	13,579
Net Investment Income (Loss)	16,122	(89)	(3,393)	(175)	(11,957)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	337,959	3,154	-	20,067	-
Realized Gain (Loss) on Investments	(3,507)	(7)	384	234	(2,159)
Net Realized Capital Gains (Losses) on Investments	334,452	3,147	384	20,301	(2,159)

Net Change in Unrealized Appreciation (Depreciation)	274,850	172	98,452	31,071	179,530
Net Gain (Loss) on Investment	609,302	3,319	98,836	51,372	177,371

Net Increase (Decrease) in Net Assets Resulting from Operations	625,424	3,230	95,443	51,197	165,414

Increase (Decrease) in Net Assets from Contract Transactions	(60,314)	(2)	1,477,121	146,753	(17,833)

Total Increase (Decrease) in Net Assets	565,110	3,228	1,572,564	197,950	147,581

Net Assets as of December 31, 2019:	$4,112,462	$22,227	$1,572,564	$385,113	$1,073,518

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA PIMCO Tactical - Conservative Service Class	TA PIMCO Tactical - Growth Service Class	TA QS Investors Active Asset Allocation - Conservative Service Class	TA QS Investors Active Asset Allocation - Moderate Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$965,762	$282,586	$3,153,122	$2,320,460

Investment Income:
Reinvested Dividends	38,710	9,657	51,106	40,975
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,576	4,335	42,539	36,288
Net Investment Income (Loss)	23,134	5,322	8,567	4,687

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	73,337	31,283	-	-
Realized Gain (Loss) on Investments	12,070	2,345	4,970	5,407
Net Realized Capital Gains (Losses) on Investments	85,407	33,628	4,970	5,407
Net Change in Unrealized Appreciation (Depreciation)	(178,225)	(74,080)	(146,442)	(165,798)
Net Gain (Loss) on Investment	(92,818)	(40,452)	(141,472)	(160,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	(69,684)	(35,130)	(132,905)	(155,704)

Increase (Decrease) in Net Assets from Contract Transactions	102,514	93,640	50,969	1,136,113

Total Increase (Decrease) in Net Assets	32,830	58,510	(81,936)	980,409

Net Assets as of December 31, 2018:	$998,592	$341,096	$3,071,186	$3,300,869

Investment Income:
Reinvested Dividends	1,191	-	68,762	71,296
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,322	5,014	45,876	50,456
Net Investment Income (Loss)	(15,131)	(5,014)	22,886	20,840

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	260,360	269,565
Realized Gain (Loss) on Investments	6,014	(1,066)	(191)	(4,137)
Net Realized Capital Gains (Losses) on Investments	6,014	(1,066)	260,169	265,428
Net Change in Unrealized Appreciation (Depreciation)	179,859	72,736	27,471	49,871
Net Gain (Loss) on Investment	185,873	71,670	287,640	315,299

Net Increase (Decrease) in Net Assets Resulting from Operations	170,742	66,656	310,526	336,139

Increase (Decrease) in Net Assets from Contract Transactions	306,185	(8,829)	140,921	276,267

Total Increase (Decrease) in Net Assets	476,927	57,827	451,447	612,406

Net Assets as of December 31, 2019:	$1,475,519	$398,923	$3,522,633	$3,913,275

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA QS Investors Active Asset Allocation - Moderate Growth Service Class	TA Small/Mid Cap Value Service Class	TA T. Rowe Price Small Cap Initial Class	TA TS&W International Equity Service Class	TA WMC US Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,782,205	$39,288,786	$11,073,949	$4,853,676	$51,088,578

Investment Income:
Reinvested Dividends	26,656	242,958	-	63,735	127,503
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,360	550,714	171,285	51,846	663,271
Net Investment Income (Loss)	296	(307,756)	(171,285)	11,889	(535,768)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,596,150	560,619	-	3,915,151
Realized Gain (Loss) on Investments	258	253,942	298,827	88,070	3,160,471
Net Realized Capital Gains (Losses) on Investments	258	3,850,092	859,446	88,070	7,075,622
Net Change in Unrealized Appreciation (Depreciation)	(146,799)	(7,947,664)	(1,465,802)	(673,306)	(5,971,976)
Net Gain (Loss) on Investment	(146,541)	(4,097,572)	(606,356)	(585,236)	1,103,646

Net Increase (Decrease) in Net Assets Resulting from Operations	(146,245)	(4,405,328)	(777,641)	(573,347)	567,878

Increase (Decrease) in Net Assets from Contract Transactions	(26,381)	(3,455,790)	(884,974)	(1,804,786)	(11,698,760)

Total Increase (Decrease) in Net Assets	(172,626)	(7,861,118)	(1,662,615)	(2,378,133)	(11,130,882)

Net Assets as of December 31, 2018:	$1,609,579	$31,427,668	$9,411,334	$2,475,543	$39,957,696

Investment Income:
Reinvested Dividends	25,193	245,039	-	30,971	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,352	496,142	162,078	36,410	595,468
Net Investment Income (Loss)	3,841	(251,103)	(162,078)	(5,439)	(595,468)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	99,945	2,606,477	1,091,509	41,832	3,597,739
Realized Gain (Loss) on Investments	585	(606,517)	263,704	(12,113)	3,661,689
Net Realized Capital Gains (Losses) on Investments	100,530	1,999,960	1,355,213	29,719	7,259,428
Net Change in Unrealized Appreciation (Depreciation)	45,527	5,122,783	1,556,471	434,870	7,061,335
Net Gain (Loss) on Investment	146,057	7,122,743	2,911,684	464,589	14,320,763

Net Increase (Decrease) in Net Assets Resulting from Operations	149,898	6,871,640	2,749,606	459,150	13,725,295

Increase (Decrease) in Net Assets from Contract Transactions	(240,528)	(5,334,743)	(1,405,334)	(173,655)	(11,912,066)

Total Increase (Decrease) in Net Assets	(90,630)	1,536,897	1,344,272	285,495	1,813,229

Net Assets as of December 31, 2019:	$1,518,949	$32,964,565	$10,755,606	$2,761,038	$41,770,925

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Wanger International	Wanger USA
	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$30,878,068	$13,398,953

Investment Income:
Reinvested Dividends	555,909	11,977
Investment Expense:
Mortality and Expense Risk and Administrative Charges	423,183	202,380
Net Investment Income (Loss)	132,726	(190,403)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,090,812	3,183,348
Realized Gain (Loss) on Investments	(999,986)	(1,164,803)
Net Realized Capital Gains (Losses) on Investments	2,090,826	2,018,545
Net Change in Unrealized Appreciation (Depreciation)	(7,691,110)	(1,885,902)
Net Gain (Loss) on Investment	(5,600,284)	132,643

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,467,558)	(57,760)

Increase (Decrease) in Net Assets from Contract Transactions	(922,826)	(1,938,309)

Total Increase (Decrease) in Net Assets	(6,390,384)	(1,996,069)

Net Assets as of December 31, 2018:	$24,487,684	$11,402,884

Investment Income:
Reinvested Dividends	210,772	31,622
Investment Expense:
Mortality and Expense Risk and Administrative Charges	388,321	186,530
Net Investment Income (Loss)	(177,549)	(154,908)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,387,864	2,139,581
Realized Gain (Loss) on Investments	(1,816,980)	(1,127,718)
Net Realized Capital Gains (Losses) on Investments	570,884	1,011,863
Net Change in Unrealized Appreciation (Depreciation)	6,078,318	2,316,460
Net Gain (Loss) on Investment	6,649,202	3,328,323

Net Increase (Decrease) in Net Assets Resulting from Operations	6,471,653	3,173,415

Increase (Decrease) in Net Assets from Contract Transactions	(4,890,559)	(2,183,727)

Total Increase (Decrease) in Net Assets	1,581,094	989,688

Net Assets as of December 31, 2019:	$26,068,778	$12,392,572

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

1. Organization

Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC). The Separate Account was formerly a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC). Effective July 1, 2019, TALIC merged into TLIC. The merger did not affect the assets or liabilities of the Separate Account. TLIC is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.

AB Global Thematic Growth Class A Shares	AB Global Thematic Growth Portfolio Class A Shares

AB Growth and Income Class A Shares	AB Growth and Income Portfolio Class A Shares

AB International Value Class A Shares	AB International Value Portfolio Class A Shares

AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares

AB Small/Mid Cap Value Class A Shares	AB Small/Mid Cap Value Portfolio Class A Shares

American Century Variable Series Funds, Inc.	American Century Variable Series Funds, Inc.

American Century VP Ultra® Class I Shares	American Century VP Ultra® Fund Class I Shares

American Funds Insurance Series ®	American Funds Insurance Series ®

American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares

American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares

American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares

American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares

American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares

BlackRock Funds, Inc.	BlackRock Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Class I Shares	BlackRock Advantage Large Cap Core V.I. Fund Class I Shares

BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares

BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Fund Class I Shares

BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I

BlackRock Capital Appreciation V.I. Class I Shares	BlackRock Capital Appreciation V.I. Fund Class I

BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares

BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares

BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Market V.I. Fund Class I Shares

BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares

BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares

BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares

BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares

BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares

BlackRock Total Return V.I. Class I Shares	BlackRock Total Return V.I. Fund Class I

BlackRock U.S. Government Bond V.I. Class I Shares	BlackRock U.S. Government Bond V.I. Fund Class I Shares

20

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.

Davis Value	Davis Value Portfolio

Eaton Vance Variable Trust	Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund

Federated Insurance Series	Federated Insurance Series

Federated Kaufmann II Primary Shares	Federated Kaufmann II Fund Primary Shares

Federated Managed Volatility II Primary Shares	Federated Managed Volatility II Fund Primary Shares

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust

Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2

Franklin Templeton Growth Class 2 Shares	Franklin Templeton Growth Fund Class 2

AIM Variable Insurance Funds- (Invesco Variable Insurance)	AIM Variable Insurance Funds- (Invesco Variable Insurance)

Invesco Oppenheimer V.I. Main Street Series II Shares	Invesco Oppenheimer V.I. Main Street Fund Series II Shares

Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Fund Series I Shares

Invesco V.I. Comstock Series I Shares	Invesco V.I. Comstock Fund Series I Shares

Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Fund Series I Shares

Invesco V.I. International Growth Series I Shares	Invesco V.I. International Growth Fund Series I Shares

Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Core Equity Fund Series I Shares

Invesco V.I. Value Opportunities Series I Shares	Invesco V.I. Value Opportunities Fund Series I Shares

Janus Aspen Series	Janus Aspen Series

Janus Henderson - Enterprise Service Shares	Janus Henderson - Enterprise Portfolio Service Shares

Janus Henderson - Forty Service Shares	Janus Henderson - Forty Portfolio Service Shares

MFS® Variable Insurance Trust	MFS® Variable Insurance Trust

MFS® Growth Initial Class	MFS® Growth Series Initial Class

PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Administrative Class	PIMCO CommodityRealReturn® Strategy Administrative Portfolio Class

PIMCO Low Duration Administrative Class	PIMCO Low Duration Administrative Portfolio Class

PIMCO Real Return Administrative Class	PIMCO Real Return Administrative Portfolio Class

PIMCO Total Return Administrative Class	PIMCO Total Return Administrative Portfolio Class

Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust

Pioneer High Yield VCT Class II Shares	Pioneer High Yield VCT Portfolio Class II Shares

Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust

Pioneer Real Estate Shares VCT Class II Shares	Pioneer Real Estate Shares VCT Portfolio Class II Shares

Transamerica Series Trust	Transamerica Series Trust

TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class

TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class

TA BlackRock iShares Edge 40 Service Class	Transamerica BlackRock iShares Edge 40 VP Service Class

TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class

TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class

TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class

TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class

21

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Transamerica Series Trust	Transamerica Series Trust

TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class

TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class

TA Managed Risk - Conservative ETF Service Class	Transamerica Managed Risk - Conservative ETF VP Service Class

TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class

TA Market Participation Strategy Service Class	Transamerica Market Paticipation Strategy VP Service Class

TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class

TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class

TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class

TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class

TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class

TA QS Investors Active Asset Allocation - Moderate Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Service Class

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class

TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class

TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class

TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class

TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

Wanger Advisors Trust	Wanger Advisors Trust

Wanger International	Wanger International

Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date

TA Morgan Stanley Capital Growth Initial Class	November 1, 2019

Federated Managed Volatility II Primary Shares	August 17, 2018

TA Greystone International Growth Initial Class	August 18, 2017

TA JPMorgan Enhanced Index Initial Class	August 18, 2017

TA T. Rowe Price Small Cap Initial Class	August 18, 2017

TA TS&W International Equity Service Class	August 18, 2017

TA BlackRock Global Allocation Service Class	March 27, 2017

TA Janus Balanced Service Class	March 27, 2017

TA Multi-Managed Balanced Service Class	March 27, 2017

The following subaccount name changes were made effective during the fiscal year ended December 31, 2019:

Subaccount	Formerly

Invesco Oppenheimer V.I. Main Street Series II Shares	Oppenheimer Main Street® Service Shares

TA BlackRock iShares Edge 40 Service Class	TA BlackRock Smart Beta 40 Service Class

22

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount

AB Growth and Income Class A Shares	AB Value Class A Shares

TA Morgan Stanley Capital Growth Initial Class	TA Jennison Growth Initial Class

23

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

24

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

AB Global Thematic Growth Class A Shares	$595,037	$1,491,149

AB Growth and Income Class A Shares	2,371,460	1,413,114

AB International Value Class A Shares	199,889	275,994

AB Large Cap Growth Class A Shares	12,034,746	13,081,041

AB Small/Mid Cap Value Class A Shares	636,171	663,732

American Century VP Ultra® Class I Shares	1,428,488	1,011,749

American Funds - Asset Allocation Class 2 Shares	1,667,809	2,032,029

American Funds - Bond Class 2 Shares	1,013,167	1,450,036

American Funds - Growth Class 2 Shares	4,566,643	5,505,367

American Funds - Growth-Income Class 2 Shares	2,826,550	3,103,721

American Funds - International Class 2 Shares	4,976,800	11,130,990

BlackRock Advantage Large Cap Core V.I. Class I Shares	12,531,306	24,433,603

BlackRock Advantage Large Cap Value V.I. Class I Shares	5,708,534	10,838,317

BlackRock Advantage U.S. Total Market V.I. Class I Shares	12,519,341	17,690,090

BlackRock Basic Value V.I. Class I Shares	20,684,260	26,781,422

BlackRock Capital Appreciation V.I. Class I Shares	25,384,470	22,571,985

BlackRock Equity Dividend V.I. Class I Shares	916,010	2,483,564

BlackRock Global Allocation V.I. Class I Shares	19,073,316	51,873,311

BlackRock Government Money Market V.I. Class I Shares	36,773,534	35,561,533

BlackRock High Yield V.I. Class I Shares	5,829,632	10,228,670

BlackRock International V.I. Class I Shares	1,905,248	9,281,608

BlackRock Large Cap Focus Growth V.I. Class I Shares	10,010,306	12,561,620

BlackRock Managed Volatility V.I. Class I Shares	506,490	1,552,988

BlackRock S&P 500 Index V.I. Class I Shares	16,129,264	19,991,685

BlackRock Total Return V.I. Class I Shares	12,591,842	19,697,832

BlackRock U.S. Government Bond V.I. Class I Shares	4,407,796	7,132,367

Davis Value	5,916,323	9,248,649

Eaton Vance VT Floating-Rate Income	500,233	539,846

Federated Kaufmann II Primary Shares	6,721,162	5,142,194

Federated Managed Volatility II Primary Shares	51,306	184,529

Franklin Templeton Foreign Class 2 Shares	48,412	236,361

Franklin Templeton Growth Class 2 Shares	520,893	239,259

Invesco Oppenheimer V.I. Main Street Series II Shares	173,813	142,103

Invesco V.I. American Franchise Series I Shares	2,872,618	3,194,747

Invesco V.I. Comstock Series I Shares	12,560,210	12,515,015

Invesco V.I. Core Equity Series I Shares	5,767,640	5,873,945

25

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

Invesco V.I. International Growth Series I Shares	$1,178,939	$2,166,391

Invesco V.I. Mid Cap Core Equity Series I Shares	419,811	607,213

Invesco V.I. Value Opportunities Series I Shares	37,826	99,266

Janus Henderson - Enterprise Service Shares	72,407	107,101

Janus Henderson - Forty Service Shares	868,518	1,686,628

MFS® Growth Initial Class	9,136,129	11,182,682

PIMCO CommodityRealReturn® Strategy Administrative Class	973,519	1,414,972

PIMCO Low Duration Administrative Class	7,688,419	8,166,640

PIMCO Real Return Administrative Class	3,318,193	4,815,040

PIMCO Total Return Administrative Class	17,090,239	29,470,344

Pioneer High Yield VCT Class II Shares	324,311	393,425

Pioneer Real Estate Shares VCT Class II Shares	713,074	331,232

TA Barrow Hanley Dividend Focused Service Class	9,101,133	8,750,738

TA BlackRock Global Allocation Service Class	144,674	32,074

TA BlackRock iShares Edge 40 Service Class	99,902	51,598

TA Greystone International Growth Initial Class	4,918,846	3,665,423

TA Janus Balanced Service Class	864,737	389,731

TA Janus Mid-Cap Growth Service Class	1,305,930	5,471,873

TA JPMorgan Enhanced Index Initial Class	163,227	87,021

TA Legg Mason Dynamic Allocation - Balanced Service Class	80,703	102,314

TA Legg Mason Dynamic Allocation - Growth Service Class	43,916	12,323

TA Managed Risk - Balanced ETF Service Class	975,909	175,491

TA Managed Risk - Conservative ETF Service Class	591,294	699,098

TA Managed Risk - Growth ETF Service Class	416,459	122,692

TA Market Participation Strategy Service Class	3,344	280

TA Morgan Stanley Capital Growth Initial Class	1,568,498	94,769

TA Multi-Managed Balanced Service Class	203,640	36,994

TA PIMCO Tactical - Balanced Service Class	22,825	52,616

TA PIMCO Tactical - Conservative Service Class	417,500	126,446

TA PIMCO Tactical - Growth Service Class	-	13,842

TA QS Investors Active Asset Allocation - Conservative Service Class	609,501	185,334

TA QS Investors Active Asset Allocation - Moderate Service Class	889,590	322,921

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	125,138	261,881

TA Small/Mid Cap Value Service Class	3,418,626	6,398,001

TA T. Rowe Price Small Cap Initial Class	1,469,465	1,945,369

TA TS&W International Equity Service Class	187,080	324,342

26

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

TA WMC US Growth Service Class	$4,164,348	$13,074,137

Wanger International	3,403,121	6,083,365

Wanger USA	2,587,133	2,786,190

27

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Global Thematic Growth Class A Shares	17,619	(113,301)	(95,682)	98,115	(103,160)	(5,045)

AB Growth and Income Class A Shares	56,736	(50,176)	6,560	23,952	(75,262)	(51,310)

AB International Value Class A Shares	27,932	(37,550)	(9,618)	49,343	(85,015)	(35,672)

AB Large Cap Growth Class A Shares	29,183	(269,960)	(240,777)	15,519	(300,898)	(285,379)

AB Small/Mid Cap Value Class A Shares	5,808	(22,272)	(16,464)	13,935	(29,758)	(15,823)

American Century VP Ultra® Class I Shares	17,669	(30,373)	(12,704)	35,405	(67,812)	(32,407)

American Funds - Asset Allocation Class 2 Shares	36,507	(82,102)	(45,595)	87,035	(122,530)	(35,495)

American Funds - Bond Class 2 Shares	66,862	(106,557)	(39,695)	113,163	(121,378)	(8,215)

American Funds - Growth Class 2 Shares	29,634	(155,610)	(125,976)	76,059	(278,432)	(202,373)

American Funds - Growth-Income Class 2 Shares	22,781	(106,001)	(83,220)	78,024	(223,907)	(145,883)

American Funds - International Class 2 Shares	123,068	(480,036)	(356,968)	286,243	(518,211)	(231,968)

BlackRock Advantage Large Cap Core V.I. Class I Shares	53,920	(349,141)	(295,221)	37,840	(360,743)	(322,903)

BlackRock Advantage Large Cap Value V.I. Class I Shares	63,532	(358,918)	(295,386)	68,206	(463,211)	(395,005)

BlackRock Advantage U.S. Total Market V.I. Class I Shares	16,230	(214,738)	(198,508)	51,854	(262,787)	(210,933)

BlackRock Basic Value V.I. Class I Shares	52,575	(504,609)	(452,034)	153,701	(648,735)	(495,034)

BlackRock Capital Appreciation V.I. Class I Shares	176,169	(824,371)	(648,202)	240,792	(1,218,014)	(977,222)

BlackRock Equity Dividend V.I. Class I Shares	2,251	(38,429)	(36,178)	4,922	(36,374)	(31,452)

BlackRock Global Allocation V.I. Class I Shares	142,087	(1,291,317)	(1,149,230)	163,684	(1,766,600)	(1,602,916)

BlackRock Government Money Market V.I. Class I Shares	2,971,139	(2,893,115)	78,024	3,242,097	(2,823,977)	418,120

BlackRock High Yield V.I. Class I Shares	68,005	(288,642)	(220,637)	91,809	(484,230)	(392,421)

BlackRock International V.I. Class I Shares	64,171	(430,084)	(365,913)	160,770	(552,123)	(391,353)

BlackRock Large Cap Focus Growth V.I. Class I Shares	76,503	(410,010)	(333,507)	87,652	(517,073)	(429,421)

BlackRock Managed Volatility V.I. Class I Shares	8,380	(54,553)	(46,173)	11,429	(71,895)	(60,466)

BlackRock S&P 500 Index V.I. Class I Shares	161,602	(510,816)	(349,214)	339,607	(722,082)	(382,475)

BlackRock Total Return V.I. Class I Shares	543,590	(943,503)	(399,913)	558,027	(1,391,533)	(833,506)

BlackRock U.S. Government Bond V.I. Class I Shares	176,610	(329,420)	(152,810)	134,547	(581,480)	(446,933)

Davis Value	91,928	(391,419)	(299,491)	189,802	(501,792)	(311,990)

28

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Eaton Vance VT Floating-Rate Income	25,394	(35,480)	(10,086)	74,736	(51,415)	23,321

Federated Kaufmann II Primary Shares	109,312	(135,029)	(25,717)	97,881	(137,817)	(39,936)

Federated Managed Volatility II Primary Shares	671	(15,339)	(14,668)	228,849	(8,845)	220,004

Franklin Templeton Foreign Class 2 Shares	-	(14,119)	(14,119)	-	(13,478)	(13,478)

Franklin Templeton Growth Class 2 Shares	10,386	(14,039)	(3,653)	6,350	(17,048)	(10,698)

Invesco Oppenheimer V.I. Main Street Series II Shares	224	(5,175)	(4,951)	7,172	(3,302)	3,870

Invesco V.I. American Franchise Series I Shares	9,302	(150,511)	(141,209)	6,418	(119,110)	(112,692)

Invesco V.I. Comstock Series I Shares	88,968	(490,765)	(401,797)	198,511	(712,470)	(513,959)

Invesco V.I. Core Equity Series I Shares	45,305	(273,761)	(228,456)	82,422	(389,354)	(306,932)

Invesco V.I. International Growth Series I Shares	45,242	(144,897)	(99,655)	39,028	(59,157)	(20,129)

Invesco V.I. Mid Cap Core Equity Series I Shares	5,107	(26,576)	(21,469)	17,677	(26,616)	(8,939)

Invesco V.I. Value Opportunities Series I Shares	-	(6,011)	(6,011)	-	(219)	(219)

Janus Henderson - Enterprise Service Shares	1,299	(3,288)	(1,989)	1,281	(1,671)	(390)

Janus Henderson - Forty Service Shares	10,855	(54,269)	(43,414)	20,938	(54,297)	(33,359)

MFS® Growth Initial Class	52,001	(266,172)	(214,171)	131,589	(310,406)	(178,817)

PIMCO CommodityRealReturn® Strategy Administrative Class	109,141	(218,458)	(109,317)	136,216	(232,832)	(96,616)

PIMCO Low Duration Administrative Class	541,662	(626,029)	(84,367)	465,678	(1,020,481)	(554,803)

PIMCO Real Return Administrative Class	207,928	(317,684)	(109,756)	174,379	(446,655)	(272,276)

PIMCO Total Return Administrative Class	700,168	(1,550,190)	(850,022)	589,365	(1,980,839)	(1,391,474)

Pioneer High Yield VCT Class II Shares	11,460	(20,035)	(8,575)	16,626	(33,895)	(17,269)

Pioneer Real Estate Shares VCT Class II Shares	7,875	(15,583)	(7,708)	11,731	(51,836)	(40,105)

TA Barrow Hanley Dividend Focused Service Class	88,875	(589,064)	(500,189)	383,516	(622,068)	(238,552)

TA BlackRock Global Allocation Service Class	12,679	(2,611)	10,068	12,010	(15)	11,995

TA BlackRock iShares Edge 40 Service Class	1,487	(3,763)	(2,276)	2,462	(5,650)	(3,188)

TA Greystone International Growth Initial Class	62,606	(344,514)	(281,908)	121,839	(469,785)	(347,946)

TA Janus Balanced Service Class	62,206	(29,107)	33,099	113,964	(5,697)	108,267

TA Janus Mid-Cap Growth Service Class	10,456	(264,718)	(254,262)	68,014	(315,500)	(247,486)

29

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA JPMorgan Enhanced Index Initial Class	213	(6,107)	(5,894)	25,588	(9,085)	16,503

TA Legg Mason Dynamic Allocation - Balanced Service Class	4,355	(7,358)	(3,003)	27,827	(21,108)	6,719

TA Legg Mason Dynamic Allocation - Growth Service Class	2,089	(548)	1,541	17,473	(3,046)	14,427

TA Managed Risk - Balanced ETF Service Class	58,357	(8,645)	49,712	79,491	(44,202)	35,289

TA Managed Risk - Conservative ETF Service Class	23,813	(51,177)	(27,364)	146,390	(67,895)	78,495

TA Managed Risk - Growth ETF Service Class	757	(5,111)	(4,354)	24,104	(12,895)	11,209

TA Market Participation Strategy Service Class	-	-	-	-	-	-

TA Morgan Stanley Capital Growth Initial Class	158,545	(9,217)	149,328	-	-	-

TA Multi-Managed Balanced Service Class	15,931	(2,808)	13,123	16,463	(4,810)	11,653

TA PIMCO Tactical - Balanced Service Class	1,554	(2,968)	(1,414)	36,406	(2,471)	33,935

TA PIMCO Tactical - Conservative Service Class	31,952	(8,428)	23,524	32,166	(24,005)	8,161

TA PIMCO Tactical - Growth Service Class	-	(696)	(696)	10,556	(3,666)	6,890

TA QS Investors Active Asset Allocation - Conservative Service Class	23,976	(11,737)	12,239	11,855	(7,403)	4,452

TA QS Investors Active Asset Allocation - Moderate Service Class	45,169	(22,282)	22,887	111,534	(17,122)	94,412

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	-	(18,524)	(18,524)	31,476	(35,064)	(3,588)

TA Small/Mid Cap Value Service Class	27,288	(272,985)	(245,697)	153,239	(300,998)	(147,759)

TA T. Rowe Price Small Cap Initial Class	31,203	(148,243)	(117,040)	74,340	(145,384)	(71,044)

TA TS&W International Equity Service Class	12,390	(30,139)	(17,749)	42,124	(218,334)	(176,210)

TA WMC US Growth Service Class	27,260	(562,247)	(534,987)	170,133	(749,880)	(579,747)

Wanger International	57,091	(380,208)	(323,117)	287,972	(331,004)	(43,032)

Wanger USA	13,777	(80,878)	(67,101)	36,077	(95,959)	(59,882)

30

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Global Thematic Growth Class A Shares	$205,717	$(1,399,834)	$(1,194,117)	$1,182,727	$(1,206,319)	$(23,592)

AB Growth and Income Class A Shares	1,479,312	(1,303,189)	176,123	589,748	(1,892,312)	(1,302,564)

AB International Value Class A Shares	186,013	(251,342)	(65,329)	361,558	(641,781)	(280,223)

AB Large Cap Growth Class A Shares	1,176,750	(11,960,932)	(10,784,182)	609,570	(12,078,251)	(11,468,681)

AB Small/Mid Cap Value Class A Shares	157,635	(610,484)	(452,849)	397,187	(877,880)	(480,693)

American Century VP Ultra® Class I Shares	519,427	(896,702)	(377,275)	968,214	(1,818,186)	(849,972)

American Funds - Asset Allocation Class 2 Shares	811,038	(1,844,478)	(1,033,440)	1,888,532	(2,709,408)	(820,876)

American Funds - Bond Class 2 Shares	855,736	(1,354,669)	(498,933)	1,351,228	(1,447,593)	(96,365)

American Funds - Growth Class 2 Shares	968,316	(5,013,483)	(4,045,167)	2,284,861	(8,446,315)	(6,161,454)

American Funds - Growth-Income Class 2 Shares	606,949	(2,813,153)	(2,206,204)	1,924,408	(5,593,899)	(3,669,491)

American Funds - International Class 2 Shares	2,574,415	(10,180,174)	(7,605,759)	6,000,985	(11,081,595)	(5,080,610)

BlackRock Advantage Large Cap Core V.I. Class I Shares	3,276,604	(22,711,205)	(19,434,601)	1,858,892	(22,980,418)	(21,121,526)

BlackRock Advantage Large Cap Value V.I. Class I Shares	1,725,812	(10,019,845)	(8,294,033)	1,795,478	(12,678,468)	(10,882,990)

BlackRock Advantage U.S. Total Market V.I. Class I Shares	1,371,172	(16,280,741)	(14,909,569)	2,851,295	(20,146,715)	(17,295,420)

BlackRock Basic Value V.I. Class I Shares	2,364,035	(24,576,386)	(22,212,351)	4,876,606	(30,451,599)	(25,574,993)

BlackRock Capital Appreciation V.I. Class I Shares	4,630,090	(21,033,442)	(16,403,352)	5,492,701	(28,467,952)	(22,975,251)

BlackRock Equity Dividend V.I. Class I Shares	140,831	(2,362,245)	(2,221,414)	287,822	(2,139,863)	(1,852,041)

BlackRock Global Allocation V.I. Class I Shares	4,219,380	(47,659,046)	(43,439,666)	4,602,728	(59,657,009)	(55,054,281)

BlackRock Government Money Market V.I. Class I Shares	35,488,303	(34,788,126)	700,177	39,568,541	(33,755,904)	5,812,637

BlackRock High Yield V.I. Class I Shares	1,785,207	(9,272,015)	(7,486,808)	2,347,689	(15,374,429)	(13,026,740)

BlackRock International V.I. Class I Shares	1,268,124	(8,513,754)	(7,245,630)	3,184,844	(11,386,601)	(8,201,757)

BlackRock Large Cap Focus Growth V.I. Class I Shares	2,250,112	(11,635,268)	(9,385,156)	2,305,405	(13,391,842)	(11,086,437)

BlackRock Managed Volatility V.I. Class I Shares	220,458	(1,435,867)	(1,215,409)	302,424	(1,904,219)	(1,601,795)

BlackRock S&P 500 Index V.I. Class I Shares	5,526,570	(18,320,819)	(12,794,249)	10,331,218	(24,845,181)	(14,513,963)

BlackRock Total Return V.I. Class I Shares	8,913,157	(18,235,043)	(9,321,886)	9,660,826	(24,841,775)	(15,180,949)

BlackRock U.S. Government Bond V.I. Class I Shares	3,300,725	(6,526,351)	(3,225,626)	2,358,506	(11,075,578)	(8,717,072)

Davis Value	2,022,610	(8,497,842)	(6,475,232)	4,096,479	(11,103,472)	(7,006,993)

31

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Eaton Vance VT Floating-Rate Income	$358,355	$(499,069)	$(140,714)	$1,038,945	$(713,305)	$325,640

Federated Kaufmann II Primary Shares	3,939,352	(4,740,639)	(801,287)	3,120,355	(4,317,216)	(1,196,861)

Federated Managed Volatility II Primary Shares	6,601	(154,615)	(148,014)	2,316,515	(86,281)	2,230,234

Franklin Templeton Foreign Class 2 Shares	-	(212,172)	(212,172)	-	(222,581)	(222,581)

Franklin Templeton Growth Class 2 Shares	159,538	(218,107)	(58,569)	114,067	(296,247)	(182,180)

Invesco Oppenheimer V.I. Main Street Series II Shares	5,426	(128,856)	(123,430)	169,465	(73,734)	95,731

Invesco V.I. American Franchise Series I Shares	200,213	(2,941,108)	(2,740,895)	130,549	(2,246,346)	(2,115,797)

Invesco V.I. Comstock Series I Shares	2,052,172	(11,588,310)	(9,536,138)	4,414,449	(17,029,478)	(12,615,029)

Invesco V.I. Core Equity Series I Shares	901,901	(5,384,040)	(4,482,139)	1,561,881	(7,374,161)	(5,812,280)

Invesco V.I. International Growth Series I Shares	641,337	(2,058,254)	(1,416,917)	544,204	(830,364)	(286,160)

Invesco V.I. Mid Cap Core Equity Series I Shares	108,215	(568,208)	(459,993)	369,939	(563,555)	(193,616)

Invesco V.I. Value Opportunities Series I Shares	-	(96,110)	(96,110)	-	(3,623)	(3,623)

Janus Henderson - Enterprise Service Shares	38,111	(99,308)	(61,197)	35,653	(45,853)	(10,200)

Janus Henderson - Forty Service Shares	316,891	(1,596,450)	(1,279,559)	562,290	(1,441,994)	(879,704)

MFS® Growth Initial Class	2,320,087	(10,213,393)	(7,893,306)	5,016,007	(11,015,689)	(5,999,682)

PIMCO CommodityRealReturn® Strategy Administrative Class	658,430	(1,320,378)	(661,948)	863,088	(1,510,670)	(647,582)

PIMCO Low Duration Administrative Class	6,492,392	(7,545,966)	(1,053,574)	5,523,841	(12,045,450)	(6,521,609)

PIMCO Real Return Administrative Class	2,876,596	(4,422,607)	(1,546,011)	2,358,834	(5,973,900)	(3,615,066)

PIMCO Total Return Administrative Class	12,115,820	(27,324,042)	(15,208,222)	9,737,638	(33,240,512)	(23,502,874)

Pioneer High Yield VCT Class II Shares	207,378	(359,451)	(152,073)	294,371	(595,684)	(301,313)

Pioneer Real Estate Shares VCT Class II Shares	159,252	(305,305)	(146,053)	200,262	(898,164)	(697,902)

TA Barrow Hanley Dividend Focused Service Class	1,235,016	(8,098,729)	(6,863,713)	4,929,745	(8,510,835)	(3,581,090)

TA BlackRock Global Allocation Service Class	131,207	(27,998)	103,209	126,652	(159)	126,493

TA BlackRock iShares Edge 40 Service Class	17,323	(43,294)	(25,971)	27,417	(62,178)	(34,761)

TA Greystone International Growth Initial Class	600,182	(3,375,662)	(2,775,480)	1,256,903	(4,685,057)	(3,428,154)

TA Janus Balanced Service Class	767,009	(363,816)	403,193	1,293,887	(63,215)	1,230,672

32

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA Janus Mid-Cap Growth Service Class	$201,719	$(5,170,455)	$(4,968,736)	$1,110,713	$(5,476,094)	$(4,365,381)

TA JPMorgan Enhanced Index Initial Class	2,454	(70,733)	(68,279)	282,778	(99,749)	183,029

TA Legg Mason Dynamic Allocation - Balanced Service Class	51,074	(92,877)	(41,803)	337,154	(246,758)	90,396

TA Legg Mason Dynamic Allocation - Growth Service Class	25,537	(7,202)	18,335	222,638	(38,837)	183,801

TA Managed Risk - Balanced ETF Service Class	758,516	(112,866)	645,650	1,026,041	(549,105)	476,936

TA Managed Risk - Conservative ETF Service Class	298,136	(641,909)	(343,773)	1,805,755	(828,964)	976,791

TA Managed Risk - Growth ETF Service Class	10,708	(71,022)	(60,314)	341,822	(180,473)	161,349

TA Market Participation Strategy Service Class	-	(2)	(2)	-	-	-

TA Morgan Stanley Capital Growth Initial Class	1,568,498	(91,377)	1,477,121	-	-	-

TA Multi-Managed Balanced Service Class	179,124	(32,371)	146,753	179,031	(50,820)	128,211

TA PIMCO Tactical - Balanced Service Class	21,278	(39,111)	(17,833)	464,880	(30,469)	434,411

TA PIMCO Tactical - Conservative Service Class	416,798	(110,613)	306,185	394,743	(292,229)	102,514

TA PIMCO Tactical - Growth Service Class	-	(8,829)	(8,829)	141,504	(47,864)	93,640

TA QS Investors Active Asset Allocation - Conservative Service Class	281,582	(140,661)	140,921	139,149	(88,180)	50,969

TA QS Investors Active Asset Allocation - Moderate Service Class	548,990	(272,723)	276,267	1,344,849	(208,736)	1,136,113

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	-	(240,528)	(240,528)	416,896	(443,277)	(26,381)

TA Small/Mid Cap Value Service Class	592,880	(5,927,623)	(5,334,743)	3,022,348	(6,478,138)	(3,455,790)

TA T. Rowe Price Small Cap Initial Class	384,062	(1,789,396)	(1,405,334)	827,066	(1,712,040)	(884,974)

TA TS&W International Equity Service Class	118,748	(292,403)	(173,655)	441,116	(2,245,902)	(1,804,786)

TA WMC US Growth Service Class	584,308	(12,496,374)	(11,912,066)	3,090,318	(14,789,078)	(11,698,760)

Wanger International	820,550	(5,711,109)	(4,890,559)	4,115,341	(5,038,167)	(922,826)

Wanger USA	427,553	(2,611,280)	(2,183,727)	997,806	(2,936,115)	(1,938,309)

33

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Global Thematic Growth Class A Shares

12/31/2019	515,928	$13.56	to	$13.56	$6,996,101	0.41%	1.35%	to	1.35%	28.41%	to	28.41%

12/31/2018	611,610	10.56	to	10.56	6,458,469	-	1.35	to	1.35	(11.01)	to	(11.01)

12/31/2017	616,655	11.87	to	11.87	7,317,604	0.45	1.35	to	1.35	34.84	to	34.84

12/31/2016	517,420	8.80	to	8.80	4,553,559	-	1.35	to	1.35	(1.95)	to	(1.95)

12/31/2015	658,320	8.98	to	8.98	5,908,959	-	1.35	to	1.35	1.51	to	1.51

AB Growth and Income Class A Shares

12/31/2019	271,886	28.26	to	28.10	7,651,516	1.26	1.25	to	1.75	22.01	to	21.96

12/31/2018	265,326	23.12	to	23.06	6,120,476	0.99	1.55	to	1.59	(7.07)	to	(7.11)

12/31/2017	316,636	24.88	to	24.83	7,862,414	1.43	1.55	to	1.59	17.10	to	17.06

12/31/2016	374,901	21.24	to	21.21	7,952,696	0.96	1.55	to	1.59	9.59	to	9.55

12/31/2015	451,640	19.38	to	19.36	8,745,120	1.42	1.55	to	1.59	0.14	to	0.10

AB International Value Class A Shares

12/31/2019	260,497	7.34	to	6.89	1,844,679	0.93	1.25	to	1.75	15.68	to	15.11

12/31/2018	270,115	6.35	to	5.98	1,658,224	1.52	1.25	to	1.75	(23.75)	to	(24.14)

12/31/2017	305,787	8.32	to	7.89	2,472,180	2.32	1.25	to	1.75	23.87	to	23.25

12/31/2016	287,921	6.72	to	6.40	1,884,218	1.27	1.25	to	1.75	(1.73)	to	(2.22)

12/31/2015	307,916	6.84	to	6.54	2,055,706	2.27	1.25	to	1.75	1.32	to	0.81

AB Large Cap Growth Class A Shares

12/31/2019	1,904,569	54.27	to	19.31	94,630,116	-	1.35	to	1.59	32.89	to	32.57

12/31/2018	2,145,346	40.84	to	14.56	80,335,873	-	1.35	to	1.59	1.20	to	0.95

12/31/2017	2,430,725	40.36	to	14.43	90,071,167	-	1.35	to	1.59	30.22	to	29.91

12/31/2016	2,742,905	30.99	to	11.11	77,691,483	-	1.35	to	1.59	1.26	to	1.01

12/31/2015	3,097,798	30.61	to	10.99	85,700,451	-	1.35	to	1.59	9.62	to	9.36

AB Small/Mid Cap Value Class A Shares

12/31/2019	145,096	30.01	to	27.81	4,163,258	0.60	1.25	to	1.75	18.60	to	18.01

12/31/2018	161,560	25.30	to	23.57	3,928,634	0.47	1.25	to	1.75	(16.09)	to	(16.51)

12/31/2017	177,383	30.15	to	28.23	5,156,908	0.46	1.25	to	1.75	11.75	to	11.19

12/31/2016	188,557	26.98	to	25.39	4,917,465	0.62	1.25	to	1.75	23.54	to	22.93

12/31/2015	200,380	21.84	to	20.65	4,245,502	0.78	1.25	to	1.75	(6.66)	to	(7.13)

American Century VP Ultra® Class I Shares

12/31/2019	292,699	34.34	to	31.82	9,618,044	-	1.25	to	1.75	32.91	to	32.25

12/31/2018	305,403	25.84	to	24.06	7,558,916	0.25	1.25	to	1.75	(0.50)	to	(1.00)

12/31/2017	337,810	25.97	to	24.31	8,411,163	0.35	1.25	to	1.75	30.59	to	29.94

12/31/2016	294,835	19.88	to	18.71	5,620,633	0.35	1.25	to	1.75	3.15	to	2.64

12/31/2015	323,245	19.28	to	18.23	5,973,800	0.45	1.25	to	1.75	4.95	to	4.43

American Funds - Asset Allocation Class 2 Shares

12/31/2019	515,866	25.51	to	23.64	12,769,148	1.91	1.40	to	1.90	19.55	to	18.95

12/31/2018	561,461	21.34	to	19.88	11,645,357	1.67	1.40	to	1.90	(5.94)	to	(6.41)

12/31/2017	596,956	22.69	to	21.24	13,185,213	1.52	1.40	to	1.90	14.62	to	14.05

12/31/2016	631,482	19.79	to	18.62	12,178,489	1.59	1.40	to	1.90	7.89	to	7.36

12/31/2015	663,914	18.35	to	17.34	11,877,354	1.59	1.40	to	1.90	(0.01)	to	(0.51)

34

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

American Funds - Bond Class 2 Shares

12/31/2019	509,185	$13.46	to	$12.47	$6,638,143	2.53%	1.40%	to	1.90%	7.84%	to	7.30%

12/31/2018	548,880	12.48	to	11.63	6,643,514	2.40	1.40	to	1.90	(2.10)	to	(2.59)

12/31/2017	557,095	12.75	to	11.94	6,903,954	1.85	1.40	to	1.90	2.23	to	1.72

12/31/2016	626,378	12.47	to	11.73	7,593,306	1.64	1.40	to	1.90	1.52	to	1.01

12/31/2015	669,423	12.29	to	11.62	8,010,696	1.60	1.40	to	1.90	(1.12)	to	(1.61)

American Funds - Growth Class 2 Shares

12/31/2019	946,645	37.18	to	34.46	33,990,543	0.74	1.40	to	1.90	28.96	to	28.31

12/31/2018	1,072,621	28.83	to	26.86	29,941,164	0.41	1.40	to	1.90	(1.64)	to	(2.14)

12/31/2017	1,274,994	29.32	to	27.44	36,238,553	0.49	1.40	to	1.90	26.51	to	25.89

12/31/2016	1,469,556	23.17	to	21.80	33,061,531	0.76	1.40	to	1.90	7.97	to	7.43

12/31/2015	1,614,552	21.46	to	20.29	33,729,037	0.57	1.40	to	1.90	5.37	to	4.85

American Funds - Growth-Income Class 2 Shares

12/31/2019	668,146	29.73	to	27.55	19,182,658	1.62	1.40	to	1.90	24.38	to	23.76

12/31/2018	751,366	23.90	to	22.26	17,380,057	1.37	1.40	to	1.90	(3.16)	to	(3.65)

12/31/2017	897,249	24.68	to	23.11	21,497,596	1.38	1.40	to	1.90	20.69	to	20.09

12/31/2016	970,756	20.45	to	19.24	19,294,213	1.43	1.40	to	1.90	9.98	to	9.43

12/31/2015	1,106,081	18.60	to	17.58	20,022,266	1.26	1.40	to	1.90	0.04	to	(0.45)

American Funds - International Class 2 Shares

12/31/2019	2,819,685	23.49	to	21.77	63,789,592	1.43	1.40	to	1.90	21.17	to	20.57

12/31/2018	3,176,653	19.38	to	18.05	59,487,172	1.66	1.40	to	1.90	(14.35)	to	(14.78)

12/31/2017	3,408,621	22.63	to	21.18	74,691,804	1.21	1.40	to	1.90	30.31	to	29.67

12/31/2016	4,033,815	17.37	to	16.34	67,989,809	1.26	1.40	to	1.90	2.10	to	1.59

12/31/2015	4,968,610	17.01	to	16.08	82,197,497	1.49	1.40	to	1.90	(5.85)	to	(6.32)

BlackRock Advantage Large Cap Core V.I. Class I Shares

12/31/2019	2,038,497	30.92	to	28.66	146,891,000	1.35	1.25	to	1.75	27.32	to	26.69

12/31/2018	2,333,718	24.29	to	22.62	132,202,845	1.42	1.25	to	1.75	(6.41)	to	(6.88)

12/31/2017	2,656,621	25.95	to	24.29	161,705,768	1.28	1.25	to	1.75	20.82	to	20.21

12/31/2016	3,022,229	21.48	to	20.21	152,381,811	1.19	1.25	to	1.75	9.19	to	8.64

12/31/2015	3,456,613	19.67	to	18.60	159,242,122	1.09	1.25	to	1.75	(0.73)	to	(1.23)

BlackRock Advantage Large Cap Value V.I. Class I Shares

12/31/2019	2,256,584	26.29	to	24.36	68,025,682	1.99	1.25	to	1.75	23.34	to	22.73

12/31/2018	2,551,970	21.31	to	19.85	62,512,745	1.85	1.25	to	1.75	(9.35)	to	(9.81)

12/31/2017	2,946,975	23.51	to	22.01	79,832,694	1.56	1.25	to	1.75	15.77	to	15.20

12/31/2016	3,189,836	20.31	to	19.11	74,819,920	1.30	1.25	to	1.75	12.19	to	11.63

12/31/2015	3,554,394	18.10	to	17.12	74,306,395	1.13	1.25	to	1.75	(2.95)	to	(3.43)

BlackRock Advantage U.S. Total Market V.I. Class I Shares

12/31/2019	1,369,416	29.61	to	27.44	120,265,823	1.68	1.25	to	1.75	27.38	to	26.74

12/31/2018	1,567,924	23.24	to	21.65	107,451,752	1.23	1.25	to	1.75	(7.56)	to	(8.02)

12/31/2017	1,778,857	25.15	to	23.54	133,237,946	0.89	1.25	to	1.75	12.64	to	12.08

12/31/2016	1,990,915	22.32	to	21.00	132,464,219	0.28	1.25	to	1.75	22.12	to	21.51

12/31/2015	2,203,951	18.28	to	17.28	120,080,586	0.26	1.25	to	1.75	(7.77)	to	(8.23)

BlackRock Basic Value V.I. Class I Shares

12/31/2019	3,252,451	24.97	to	23.14	179,286,115	2.34	1.25	to	1.75	22.37	to	21.76

12/31/2018	3,704,485	20.41	to	19.01	166,459,462	1.75	1.25	to	1.75	(9.00)	to	(9.46)

12/31/2017	4,199,519	22.43	to	20.99	208,261,903	1.51	1.25	to	1.75	6.90	to	6.37

12/31/2016	4,729,583	20.98	to	19.74	219,362,118	1.49	1.25	to	1.75	16.72	to	16.14

12/31/2015	5,746,001	17.97	to	16.99	217,894,767	1.47	1.25	to	1.75	(7.12)	to	(7.58)

BlackRock Capital Appreciation V.I. Class I Shares

12/31/2019	4,641,317	34.73	to	32.19	126,321,800	-	1.25	to	1.75	30.35	to	29.70

12/31/2018	5,289,519	26.65	to	24.82	110,829,085	-	1.25	to	1.75	1.11	to	0.61

12/31/2017	6,266,741	26.35	to	24.67	130,477,239	-	1.25	to	1.75	31.58	to	30.92

12/31/2016	7,224,513	20.03	to	18.84	114,878,701	-	1.25	to	1.75	(1.15)	to	(1.64)

12/31/2015	8,018,766	20.26	to	19.16	128,766,041	-	1.25	to	1.75	5.64	to	5.11

35

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock Equity Dividend V.I. Class I Shares

12/31/2019	134,635	$68.03	to	$68.03	$9,159,685	2.01%	1.35%	to	1.35%	26.00%	to	26.00%

12/31/2018	170,813	54.00	to	54.00	9,223,249	1.93	1.35	to	1.35	(8.42)	to	(8.42)

12/31/2017	202,265	58.96	to	58.96	11,925,176	1.75	1.35	to	1.35	15.18	to	15.18

12/31/2016	241,953	51.19	to	51.19	12,385,242	1.77	1.35	to	1.35	14.84	to	14.84

12/31/2015	285,073	44.57	to	44.57	12,707,046	1.62	1.35	to	1.35	(1.95)	to	(1.95)

BlackRock Global Allocation V.I. Class I Shares

12/31/2019	8,623,407	23.51	to	21.79	338,645,124	1.23	1.25	to	1.75	16.52	to	15.94

12/31/2018	9,772,637	20.18	to	18.80	330,835,345	0.91	1.25	to	1.75	(8.49)	to	(8.95)

12/31/2017	11,375,553	22.05	to	20.64	417,660,409	1.28	1.25	to	1.75	12.45	to	11.89

12/31/2016	12,859,841	19.61	to	18.45	417,309,687	1.25	1.25	to	1.75	2.82	to	2.31

12/31/2015	14,380,662	19.07	to	18.03	452,777,998	1.09	1.25	to	1.75	(1.94)	to	(2.43)

BlackRock Government Money Market V.I. Class I Shares

12/31/2019	7,089,589	10.02	to	9.28	89,787,729	1.95	1.25	to	1.75	0.71	to	0.20

12/31/2018	7,011,565	9.95	to	9.26	88,575,781	1.60	1.25	to	1.75	0.34	to	(0.17)

12/31/2017	6,593,445	9.91	to	9.28	82,579,365	0.64	1.25	to	1.75	(0.60)	to	(1.09)

12/31/2016	7,268,768	9.97	to	9.38	92,394,288	0.13	1.25	to	1.75	(1.11)	to	(1.60)

12/31/2015	7,790,452	10.08	to	9.53	99,611,561	-	1.25	to	1.75	(1.23)	to	(1.73)

BlackRock High Yield V.I. Class I Shares

12/31/2019	2,177,839	22.17	to	20.54	76,597,136	5.40	1.25	to	1.75	13.86	to	13.29

12/31/2018	2,398,476	19.47	to	18.13	74,253,534	5.48	1.25	to	1.75	(3.87)	to	(4.35)

12/31/2017	2,790,897	20.25	to	18.96	90,443,375	5.17	1.25	to	1.75	5.99	to	5.46

12/31/2016	3,080,189	19.11	to	17.98	95,184,463	5.46	1.25	to	1.75	11.51	to	10.96

12/31/2015	3,477,507	17.14	to	16.20	96,416,242	5.11	1.25	to	1.75	(4.77)	to	(5.25)

BlackRock International V.I. Class I Shares

12/31/2019	2,991,541	18.38	to	17.03	67,221,355	1.17	1.25	to	1.75	30.48	to	29.83

12/31/2018	3,357,454	14.08	to	13.12	57,801,027	2.62	1.25	to	1.75	(22.80)	to	(23.19)

12/31/2017	3,748,807	18.24	to	17.08	83,696,547	-	1.25	to	1.75	29.48	to	28.84

12/31/2016	3,928,652	14.09	to	13.26	67,944,515	1.67	1.25	to	1.75	(0.85)	to	(1.35)

12/31/2015	4,406,035	14.21	to	13.44	76,791,050	1.05	1.25	to	1.75	(3.96)	to	(4.44)

BlackRock Large Cap Focus Growth V.I. Class I Shares

12/31/2019	2,592,481	36.76	to	34.06	79,817,955	-	1.25	to	1.75	31.05	to	30.40

12/31/2018	2,925,988	28.05	to	26.12	68,807,315	-	1.25	to	1.75	1.73	to	1.22

12/31/2017	3,355,409	27.57	to	25.81	77,695,399	0.04	1.25	to	1.75	27.95	to	27.32

12/31/2016	3,779,776	21.55	to	20.27	68,622,461	0.67	1.25	to	1.75	6.55	to	6.02

12/31/2015	4,240,773	20.22	to	19.12	72,400,387	0.57	1.25	to	1.75	1.45	to	0.95

BlackRock Managed Volatility V.I. Class I Shares

12/31/2019	326,276	26.48	to	26.48	8,638,829	3.18	1.35	to	1.35	0.66	to	0.66

12/31/2018	372,449	26.30	to	26.30	9,796,302	1.71	1.35	to	1.35	(0.34)	to	(0.34)

12/31/2017	432,915	26.39	to	26.39	11,425,775	0.33	1.35	to	1.35	3.58	to	3.58

12/31/2016	500,287	25.48	to	25.48	12,748,126	0.80	1.35	to	1.35	0.34	to	0.34

12/31/2015	571,301	25.39	to	25.39	14,507,658	-	1.35	to	1.35	(1.90)	to	(1.90)

BlackRock S&P 500 Index V.I. Class I Shares

12/31/2019	3,622,981	31.45	to	29.14	147,683,495	2.15	1.25	to	1.75	29.71	to	29.07

12/31/2018	3,972,195	24.24	to	22.58	124,920,891	0.99	1.25	to	1.75	(5.80)	to	(6.27)

12/31/2017	4,354,670	25.74	to	24.09	147,006,583	1.67	1.25	to	1.75	20.00	to	19.40

12/31/2016	4,737,162	21.45	to	20.18	133,801,141	1.89	1.25	to	1.75	10.21	to	9.67

12/31/2015	4,931,105	19.46	to	18.40	126,558,124	1.89	1.25	to	1.75	(0.20)	to	(0.70)

BlackRock Total Return V.I. Class I Shares

12/31/2019	5,897,872	14.77	to	13.69	117,625,674	2.93	1.25	to	1.75	8.13	to	7.59

12/31/2018	6,297,785	13.66	to	12.72	117,824,934	2.78	1.25	to	1.75	(1.70)	to	(2.19)

12/31/2017	7,131,291	13.89	to	13.01	135,613,494	2.52	1.25	to	1.75	2.31	to	1.80

12/31/2016	7,498,812	13.58	to	12.78	140,477,141	2.04	1.25	to	1.75	1.48	to	0.98

12/31/2015	7,002,656	13.38	to	12.65	135,905,073	2.10	1.25	to	1.75	(0.98)	to	(1.48)

36

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock U.S. Government Bond V.I. Class I Shares

12/31/2019		2,493,311	$13.18	to	$12.21	$50,401,761	2.33%	1.25%	to	1.75%	5.04%	to	4.52%

12/31/2018		2,646,121	12.55	to	11.69	51,178,408	2.18	1.25	to	1.75	(0.96)	to	(1.45)

12/31/2017		3,093,054	12.67	to	11.86	60,629,989	2.09	1.25	to	1.75	0.25	to	(0.25)

12/31/2016		3,427,301	12.64	to	11.89	67,189,669	1.81	1.25	to	1.75	0.07	to	(0.43)

12/31/2015		3,882,105	12.63	to	11.94	75,499,558	2.01	1.25	to	1.75	(0.79)	to	(1.28)

Davis Value

12/31/2019		2,628,930	25.26	to	23.40	64,512,429	1.58	1.25	to	1.75	29.54	to	28.89

12/31/2018		2,928,421	19.50	to	18.16	55,481,837	0.83	1.25	to	1.75	(14.68)	to	(15.11)

12/31/2017		3,240,411	22.85	to	21.39	72,113,053	0.76	1.25	to	1.75	21.11	to	20.51

12/31/2016		3,624,435	18.87	to	17.75	66,645,842	1.24	1.25	to	1.75	10.50	to	9.95

12/31/2015		4,151,188	17.08	to	16.14	69,109,232	0.76	1.25	to	1.75	0.33	to	(0.17)

Eaton Vance VT Floating-Rate Income

12/31/2019		246,364	14.85	to	13.76	3,517,180	4.31	1.15	to	1.65	5.86	to	5.33

12/31/2018		256,450	14.03	to	13.06	3,468,039	3.78	1.15	to	1.65	(1.22)	to	(1.72)

12/31/2017		233,129	14.20	to	13.29	3,199,850	3.27	1.15	to	1.65	2.25	to	1.74

12/31/2016		225,782	13.89	to	13.07	3,035,336	3.49	1.15	to	1.65	7.70	to	7.17

12/31/2015		231,077	12.90	to	12.19	2,892,277	3.34	1.15	to	1.65	(2.12)	to	(2.61)

Federated Kaufmann II Primary Shares

12/31/2019		927,072	40.05	to	37.11	35,605,041	-	1.25	to	1.75	32.16	to	31.50

12/31/2018		952,789	30.30	to	28.22	27,710,888	-	1.25	to	1.75	2.55	to	2.03

12/31/2017		992,725	29.55	to	27.66	28,183,872	-	1.25	to	1.75	26.74	to	26.11

12/31/2016		1,087,883	23.32	to	21.93	24,410,908	-	1.25	to	1.75	2.38	to	1.87

12/31/2015		1,226,010	22.77	to	21.53	26,904,752	-	1.25	to	1.75	5.05	to	4.53

Federated Managed Volatility II Primary Shares

12/31/2019		205,336	10.91	to	10.83	2,235,177	2.10	1.25	to	1.75	18.73	to	18.14

12/31/2018	(1)	220,004	9.19	to	9.17	2,020,040	-	1.25	to	1.75	-	to	-

Franklin Templeton Foreign Class 2 Shares

12/31/2019		106,302	16.76	to	15.53	1,716,049	1.75	1.15	to	1.65	11.24	to	10.69

12/31/2018		120,421	15.07	to	14.03	1,752,984	2.70	1.15	to	1.65	(16.41)	to	(16.83)

12/31/2017		133,899	18.03	to	16.87	2,336,828	2.60	1.15	to	1.65	15.36	to	14.79

12/31/2016		163,224	15.63	to	14.70	2,476,543	1.97	1.15	to	1.65	5.95	to	5.43

12/31/2015		178,937	14.75	to	13.94	2,568,528	3.21	1.15	to	1.65	(7.56)	to	(8.02)

Franklin Templeton Growth Class 2 Shares

12/31/2019		103,220	17.55	to	16.27	1,734,149	2.77	1.15	to	1.65	13.84	to	13.27

12/31/2018		106,873	15.42	to	14.36	1,582,082	2.00	1.15	to	1.65	(15.83)	to	(16.25)

12/31/2017		117,571	18.32	to	17.15	2,074,103	1.60	1.15	to	1.65	17.15	to	16.57

12/31/2016		130,124	15.64	to	14.71	1,966,681	2.07	1.15	to	1.65	8.37	to	7.83

12/31/2015		152,076	14.43	to	13.64	2,131,546	2.48	1.15	to	1.65	(7.56)	to	(8.02)

Invesco Oppenheimer V.I. Main Street Series II Shares

12/31/2019		37,632	28.68	to	26.58	1,046,855	0.81	1.15	to	1.65	30.23	to	29.58

12/31/2018		42,583	22.02	to	20.51	911,918	0.96	1.15	to	1.65	(9.15)	to	(9.61)

12/31/2017		38,713	24.24	to	22.69	911,459	1.03	1.15	to	1.65	15.31	to	14.73

12/31/2016		38,232	21.02	to	19.78	782,328	0.84	1.15	to	1.65	10.03	to	9.48

12/31/2015		35,994	19.11	to	18.06	670,406	0.63	1.15	to	1.65	1.93	to	1.42

Invesco V.I. American Franchise Series I Shares

12/31/2019		913,144	24.07	to	13.90	20,332,816	-	1.35	to	1.59	34.92	to	34.60

12/31/2018		1,054,353	17.84	to	10.32	17,358,042	-	1.35	to	1.59	(4.92)	to	(5.15)

12/31/2017		1,167,045	18.77	to	10.89	20,225,060	0.08	1.35	to	1.59	25.64	to	25.34

12/31/2016		1,317,995	14.94	to	8.68	18,217,296	-	1.35	to	1.59	0.90	to	0.66

12/31/2015		1,544,019	14.80	to	8.63	20,973,901	-	1.35	to	1.59	3.60	to	3.35

37

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Invesco V.I. Comstock Series I Shares

12/31/2019	2,857,415	$25.72	to	$23.83	$73,398,966	1.96%	1.25%	to	1.75%	23.74%	to	23.13%

12/31/2018	3,259,212	20.78	to	19.36	67,764,066	1.68	1.25	to	1.75	(13.26)	to	(13.70)

12/31/2017	3,773,171	23.96	to	22.43	90,599,876	2.17	1.25	to	1.75	16.39	to	15.81

12/31/2016	4,272,133	20.59	to	19.37	88,179,004	1.50	1.25	to	1.75	15.85	to	15.27

12/31/2015	5,280,644	17.77	to	16.80	93,965,544	1.90	1.25	to	1.75	(7.15)	to	(7.61)

Invesco V.I. Core Equity Series I Shares

12/31/2019	1,930,911	21.60	to	20.89	41,652,814	0.93	1.35	to	1.59	27.24	to	26.93

12/31/2018	2,159,367	16.98	to	16.46	36,614,142	0.88	1.35	to	1.59	(10.62)	to	(10.83)

12/31/2017	2,466,299	18.99	to	18.46	46,790,872	1.02	1.35	to	1.59	11.66	to	11.39

12/31/2016	2,753,785	17.01	to	16.57	46,789,592	0.75	1.35	to	1.59	8.79	to	8.53

12/31/2015	3,067,796	15.63	to	15.27	47,914,819	1.11	1.35	to	1.59	(7.03)	to	(7.26)

Invesco V.I. International Growth Series I Shares

12/31/2019	447,137	27.65	to	15.37	7,125,474	1.51	1.55	to	1.59	26.60	to	26.54

12/31/2018	546,792	21.84	to	12.15	6,860,331	2.07	1.55	to	1.59	(16.29)	to	(16.33)

12/31/2017	566,921	26.09	to	14.51	8,497,518	1.41	1.55	to	1.59	21.12	to	21.07

12/31/2016	648,393	21.54	to	11.99	8,048,773	1.41	1.55	to	1.59	(1.98)	to	(2.02)

12/31/2015	706,413	21.98	to	12.24	8,921,287	1.46	1.55	to	1.59	(3.85)	to	(3.88)

Invesco V.I. Mid Cap Core Equity Series I Shares

12/31/2019	114,410	24.18	to	22.41	2,652,365	0.50	1.25	to	1.75	23.72	to	23.10

12/31/2018	135,879	19.54	to	18.20	2,551,100	0.51	1.25	to	1.75	(12.46)	to	(12.90)

12/31/2017	144,818	22.32	to	20.90	3,114,210	0.53	1.25	to	1.75	13.49	to	12.93

12/31/2016	174,023	19.67	to	18.50	3,304,222	0.07	1.25	to	1.75	12.03	to	11.47

12/31/2015	210,439	17.56	to	16.60	3,574,789	0.34	1.25	to	1.75	(5.22)	to	(5.69)

Invesco V.I. Value Opportunities Series I Shares

12/31/2019	10,749	18.28	to	16.94	189,878	0.20	1.25	to	1.75	28.99	to	28.35

12/31/2018	16,760	14.17	to	13.20	230,775	0.32	1.25	to	1.75	(20.19)	to	(20.59)

12/31/2017	16,979	17.75	to	16.62	293,508	0.39	1.25	to	1.75	15.98	to	15.41

12/31/2016	17,721	15.31	to	14.40	264,558	0.41	1.25	to	1.75	16.87	to	16.29

12/31/2015	17,977	13.10	to	12.38	230,102	2.69	1.25	to	1.75	(11.52)	to	(11.96)

Janus Henderson - Enterprise Service Shares

12/31/2019	17,753	34.93	to	32.76	600,783	0.05	1.15	to	1.65	33.61	to	32.95

12/31/2018	19,742	26.14	to	24.64	502,361	0.13	1.15	to	1.65	(1.81)	to	(2.30)

12/31/2017	20,132	26.62	to	25.22	522,823	0.53	1.15	to	1.65	25.64	to	25.01

12/31/2016	26,855	21.19	to	20.18	554,440	0.70	1.15	to	1.65	10.83	to	10.27

12/31/2015	27,033	19.12	to	18.30	505,058	0.72	1.15	to	1.65	2.58	to	2.07

Janus Henderson - Forty Service Shares

12/31/2019	194,787	34.26	to	32.14	6,427,510	0.02	1.15	to	1.65	35.29	to	34.61

12/31/2018	238,201	25.33	to	23.87	5,825,664	1.20	1.15	to	1.65	0.55	to	0.04

12/31/2017	271,560	25.19	to	23.86	6,629,807	-	1.15	to	1.65	28.51	to	27.88

12/31/2016	285,189	19.60	to	18.66	5,438,914	0.86	1.15	to	1.65	0.78	to	0.28

12/31/2015	304,849	19.45	to	18.61	5,790,226	1.22	1.15	to	1.65	10.66	to	10.11

MFS® Growth Initial Class

12/31/2019	1,818,062	55.18	to	18.71	86,146,511	-	1.35	to	1.59	36.30	to	35.97

12/31/2018	2,032,233	40.49	to	13.76	69,779,000	0.09	1.35	to	1.59	1.28	to	1.04

12/31/2017	2,211,050	39.97	to	13.62	74,249,905	0.10	1.35	to	1.59	29.65	to	29.34

12/31/2016	2,440,979	30.83	to	10.53	62,439,324	0.04	1.35	to	1.59	1.07	to	0.83

12/31/2015	2,766,624	30.50	to	10.44	69,353,786	0.15	1.35	to	1.59	6.12	to	5.86

PIMCO CommodityRealReturn® Strategy Administrative Class

12/31/2019	1,206,434	6.44	to	5.97	7,466,123	4.45	1.25	to	1.75	10.05	to	9.50

12/31/2018	1,315,751	5.85	to	5.45	7,423,665	2.09	1.25	to	1.75	(15.21)	to	(15.63)

12/31/2017	1,412,367	6.90	to	6.46	9,419,538	11.01	1.25	to	1.75	0.89	to	0.38

12/31/2016	1,427,044	6.84	to	6.43	9,455,115	1.10	1.25	to	1.75	13.73	to	13.16

12/31/2015	1,620,130	6.01	to	5.68	9,460,158	4.39	1.25	to	1.75	(26.63)	to	(27.00)

38

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

PIMCO Low Duration Administrative Class

12/31/2019		3,711,786	$12.49	to	$11.72	$44,870,927	2.78%	1.25%	to	1.75%	2.73%	to	2.22%

12/31/2018		3,796,153	12.16	to	11.46	44,803,746	1.91	1.25	to	1.75	(0.91)	to	(1.41)

12/31/2017		4,350,956	12.27	to	11.63	51,933,905	1.34	1.25	to	1.75	0.09	to	(0.41)

12/31/2016		4,417,398	12.26	to	11.67	52,806,154	1.49	1.25	to	1.75	0.15	to	(0.35)

12/31/2015		4,737,019	12.24	to	11.71	56,687,517	3.31	1.25	to	1.75	(0.93)	to	(1.43)

PIMCO Real Return Administrative Class

12/31/2019		1,981,765	14.70	to	13.62	28,016,079	1.68	1.25	to	1.75	7.09	to	6.56

12/31/2018		2,091,521	13.72	to	12.78	27,693,008	2.47	1.25	to	1.75	(3.43)	to	(3.91)

12/31/2017		2,363,797	14.21	to	13.30	32,489,395	2.37	1.25	to	1.75	2.37	to	1.86

12/31/2016		2,472,174	13.88	to	13.06	33,264,101	2.24	1.25	to	1.75	3.89	to	3.38

12/31/2015		2,794,806	13.36	to	12.63	36,285,782	3.87	1.25	to	1.75	(3.91)	to	(4.39)

PIMCO Total Return Administrative Class

12/31/2019		9,641,417	16.96	to	15.72	173,221,565	3.02	1.25	to	1.75	7.01	to	6.48

12/31/2018		10,491,439	15.85	to	14.77	176,625,425	2.54	1.25	to	1.75	(1.77)	to	(2.27)

12/31/2017		11,882,913	16.14	to	15.11	204,209,624	2.02	1.25	to	1.75	3.62	to	3.10

12/31/2016		12,850,170	15.58	to	14.65	214,097,316	2.09	1.25	to	1.75	1.40	to	0.90

12/31/2015		15,259,469	15.36	to	14.52	250,105,414	4.66	1.25	to	1.75	(0.80)	to	(1.29)

Pioneer High Yield VCT Class II Shares

12/31/2019		140,276	19.60	to	18.17	2,652,274	4.67	1.20	to	1.70	12.92	to	12.36

12/31/2018		148,851	17.36	to	16.17	2,498,228	4.46	1.20	to	1.70	(5.10)	to	(5.57)

12/31/2017		166,120	18.29	to	17.12	2,944,511	4.31	1.20	to	1.70	5.73	to	5.21

12/31/2016		142,492	17.30	to	16.28	2,396,021	4.68	1.20	to	1.70	12.41	to	11.86

12/31/2015		161,235	15.39	to	14.55	2,418,404	4.50	1.20	to	1.70	(5.38)	to	(5.85)

Pioneer Real Estate Shares VCT Class II Shares

12/31/2019		92,385	21.24	to	20.02	1,915,529	1.94	1.25	to	1.75	26.32	to	25.69

12/31/2018		100,093	16.81	to	15.93	1,646,161	2.35	1.25	to	1.75	(8.69)	to	(9.15)

12/31/2017		140,198	18.41	to	17.53	2,532,040	2.28	1.25	to	1.75	2.02	to	1.51

12/31/2016		152,847	18.05	to	17.27	2,708,236	3.26	1.25	to	1.75	4.51	to	3.99

12/31/2015		140,752	17.27	to	16.61	2,392,081	1.95	1.25	to	1.75	3.22	to	2.70

TA Barrow Hanley Dividend Focused Service Class

12/31/2019		3,069,502	15.02	to	14.58	45,414,806	2.20	1.25	to	1.75	22.04	to	21.43

12/31/2018		3,569,691	12.31	to	12.01	43,400,276	1.92	1.25	to	1.75	(12.79)	to	(13.23)

12/31/2017		3,808,243	14.11	to	13.84	53,221,333	2.14	1.25	to	1.75	14.69	to	14.12

12/31/2016		4,591,300	12.31	to	12.13	56,088,136	2.12	1.25	to	1.75	13.17	to	12.61

12/31/2015		2,963,883	10.87	to	10.77	32,071,221	1.67	1.25	to	1.75	(5.03)	to	(5.50)

TA BlackRock Global Allocation Service Class

12/31/2019		24,730	11.40	to	11.39	281,570	0.96	1.55	to	1.59	16.03	to	15.99

12/31/2018		14,662	9.82	to	9.82	143,925	0.59	1.55	to	1.59	(9.05)	to	(9.09)

12/31/2017	(1)	2,667	10.80	to	10.80	28,797	0.00	1.55	to	1.59	0.00	to	0.00

TA BlackRock iShares Edge 40 Service Class

12/31/2019		46,050	12.54	to	11.82	557,264	1.98	1.25	to	1.75	13.67	to	13.11

12/31/2018		48,326	11.03	to	10.45	516,092	1.65	1.25	to	1.75	(5.62)	to	(6.09)

12/31/2017		51,514	11.69	to	11.13	584,771	1.51	1.25	to	1.75	8.16	to	7.63

12/31/2016		53,364	10.81	to	10.34	561,515	1.30	1.25	to	1.75	0.73	to	0.23

12/31/2015		45,345	10.73	to	10.32	476,487	1.10	1.25	to	1.75	(1.66)	to	(2.15)

TA Greystone International Growth Initial Class

12/31/2019		2,326,132	10.81	to	10.81	25,146,132	1.63	1.35	to	1.35	25.97	to	25.97

12/31/2018		2,608,040	8.58	to	8.58	22,381,298	1.21	1.35	to	1.35	(18.82)	to	(18.82)

12/31/2017	(1)	2,955,986	10.57	to	10.57	31,246,587	-	1.35	to	1.35	-	to	-

TA Janus Balanced Service Class

12/31/2019		165,518	13.19	to	13.00	2,168,477	1.28	1.25	to	1.75	20.26	to	19.66

12/31/2018		132,419	10.96	to	10.87	1,446,353	1.04	1.25	to	1.75	(1.31)	to	(1.81)

12/31/2017	(1)	24,152	11.11	to	11.07	267,949	0.84	1.25	to	1.75	0.00	to	0.00

39

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Janus Mid-Cap Growth Service Class

12/31/2019		959,825	$21.81	to	$20.96	$20,519,678	-%	1.25%	to	1.75%	34.64%	to	33.96%

12/31/2018		1,214,087	16.20	to	15.65	19,335,112	-	1.25	to	1.75	(2.69)	to	(3.18)

12/31/2017		1,461,573	16.65	to	16.16	23,976,771	-	1.25	to	1.75	27.14	to	26.51

12/31/2016		1,805,697	13.10	to	12.77	23,354,699	-	1.25	to	1.75	(3.51)	to	(3.99)

12/31/2015		1,872,942	13.57	to	13.30	25,164,595	-	1.25	to	1.75	(6.44)	to	(6.91)

TA JPMorgan Enhanced Index Initial Class

12/31/2019		104,551	13.06	to	12.91	1,360,294	1.19	1.15	to	1.65	29.54	to	28.89

12/31/2018		110,445	10.08	to	10.01	1,111,092	1.12	1.15	to	1.65	(7.09)	to	(7.56)

12/31/2017	(1)	93,942	10.85	to	10.83	1,018,701	-	1.15	to	1.65	-	to	-

TA Legg Mason Dynamic Allocation - Balanced Service Class

12/31/2019		52,147	13.14	to	13.14	685,445	1.64	1.35	to	1.35	14.51	to	14.51

12/31/2018		55,150	11.48	to	11.48	633,083	1.70	1.35	to	1.35	(4.62)	to	(4.62)

12/31/2017		48,431	12.04	to	12.04	582,865	1.04	1.35	to	1.35	8.99	to	8.99

12/31/2016		68,094	11.04	to	11.04	751,922	1.03	1.35	to	1.35	(2.00)	to	(2.00)

12/31/2015		64,908	11.27	to	11.27	731,357	0.92	1.35	to	1.35	(3.39)	to	(3.39)

TA Legg Mason Dynamic Allocation - Growth Service Class

12/31/2019		29,119	13.84	to	13.84	403,116	1.38	1.35	to	1.35	15.26	to	15.26

12/31/2018		27,578	12.01	to	12.01	331,239	0.96	1.35	to	1.35	(6.02)	to	(6.02)

12/31/2017		13,151	12.78	to	12.78	168,068	0.99	1.35	to	1.35	11.69	to	11.69

12/31/2016		9,619	11.44	to	11.44	110,064	0.56	1.35	to	1.35	(2.31)	to	(2.31)

12/31/2015		22,834	11.71	to	11.71	267,453	0.44	1.35	to	1.35	(4.25)	to	(4.25)

TA Managed Risk - Balanced ETF Service Class

12/31/2019		384,671	13.83	to	13.83	5,321,555	1.98	1.35	to	1.35	14.10	to	14.10

12/31/2018		334,959	12.12	to	12.12	4,061,348	1.73	1.35	to	1.35	(5.83)	to	(5.83)

12/31/2017		299,670	12.88	to	12.88	3,858,554	1.63	1.35	to	1.35	11.92	to	11.92

12/31/2016		277,082	11.50	to	11.50	3,187,688	1.80	1.35	to	1.35	2.36	to	2.36

12/31/2015		357,600	11.24	to	11.24	4,018,958	1.25	1.35	to	1.35	(3.09)	to	(3.09)

TA Managed Risk - Conservative ETF Service Class

12/31/2019		329,584	13.02	to	13.02	4,290,599	2.01	1.35	to	1.35	10.69	to	10.69

12/31/2018		356,948	11.76	to	11.76	4,198,200	1.95	1.35	to	1.35	(4.90)	to	(4.90)

12/31/2017		278,453	12.37	to	12.37	3,443,574	1.79	1.35	to	1.35	9.55	to	9.55

12/31/2016		222,799	11.29	to	11.29	2,515,182	1.95	1.35	to	1.35	2.68	to	2.68

12/31/2015		127,400	10.99	to	10.99	1,400,630	1.47	1.35	to	1.35	(2.02)	to	(2.02)

TA Managed Risk - Growth ETF Service Class

12/31/2019		268,736	15.30	to	15.30	4,112,462	1.77	1.35	to	1.35	17.81	to	17.81

12/31/2018		273,090	12.99	to	12.99	3,547,352	1.59	1.35	to	1.35	(8.41)	to	(8.41)

12/31/2017		261,881	14.18	to	14.18	3,714,112	2.08	1.35	to	1.35	16.89	to	16.89

12/31/2016		126,971	12.13	to	12.13	1,540,592	1.34	1.35	to	1.35	3.27	to	3.27

12/31/2015		189,095	11.75	to	11.75	2,221,748	1.49	1.35	to	1.35	(4.81)	to	(4.81)

TA Market Participation Strategy Service Class

12/31/2019		1,551	14.33	to	14.33	22,227	0.92	1.35	to	1.35	16.99	to	16.99

12/31/2018		1,551	12.25	to	12.25	18,999	0.37	1.35	to	1.35	(4.04)	to	(4.04)

12/31/2017		1,551	12.76	to	12.76	19,799	-	1.35	to	1.35	9.31	to	9.31

12/31/2016		-	11.68	to	11.68	-	-	1.35	to	1.35	2.77	to	2.77

12/31/2015		-	11.36	to	11.36	-	-	1.35	to	1.35	(4.54)	to	(4.54)

TA Morgan Stanley Capital Growth Initial Class

12/31/2019	(1)	149,328	10.53	to	10.53	1,572,564	-	1.15	to	1.65	-	to	-

TA Multi-Managed Balanced Service Class

12/31/2019		31,331	12.38	to	12.21	385,113	1.44	1.25	to	1.75	19.99	to	19.39

12/31/2018		18,208	10.32	to	10.23	187,163	1.85	1.25	to	1.75	(5.10)	to	(5.58)

12/31/2017	(1)	6,555	10.87	to	10.83	71,074	-	1.25	to	1.75	-	to	-

40

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Balanced Service Class

12/31/2019		76,864	$13.97	to	$13.97	$1,073,518	0.16%	1.35%	to	1.35%	18.07%	to	18.07%

12/31/2018		78,278	11.83	to	11.83	925,937	3.66	1.35	to	1.35	(8.19)	to	(8.19)

12/31/2017		44,343	12.88	to	12.88	571,327	0.31	1.35	to	1.35	10.54	to	10.54

12/31/2016		25,244	11.66	to	11.66	294,237	0.27	1.35	to	1.35	3.97	to	3.97

12/31/2015		20,994	11.21	to	11.21	235,354	-	1.35	to	1.35	(3.85)	to	(3.85)

TA PIMCO Tactical - Conservative Service Class

12/31/2019		109,406	13.49	to	13.49	1,475,519	0.10	1.35	to	1.35	15.99	to	15.99

12/31/2018		85,882	11.63	to	11.63	998,592	3.36	1.35	to	1.35	(6.43)	to	(6.43)

12/31/2017		77,721	12.43	to	12.43	965,762	1.28	1.35	to	1.35	8.92	to	8.92

12/31/2016		63,642	11.41	to	11.41	726,067	0.43	1.35	to	1.35	3.57	to	3.57

12/31/2015		25,871	11.01	to	11.01	284,972	0.30	1.35	to	1.35	(3.39)	to	(3.39)

TA PIMCO Tactical - Growth Service Class

12/31/2019		27,370	14.58	to	14.58	398,923	-	1.35	to	1.35	19.93	to	19.93

12/31/2018		28,066	12.15	to	12.15	341,096	3.02	1.35	to	1.35	(8.93)	to	(8.93)

12/31/2017		21,176	13.34	to	13.34	282,586	0.42	1.35	to	1.35	13.29	to	13.29

12/31/2016		20,095	11.78	to	11.78	236,704	-	1.35	to	1.35	3.47	to	3.47

12/31/2015		11,082	11.38	to	11.38	126,158	-	1.35	to	1.35	(4.75)	to	(4.75)

TA QS Investors Active Asset Allocation - Conservative Service Class

12/31/2019		283,215	12.44	to	12.44	3,522,633	2.02	1.35	to	1.35	9.74	to	9.74

12/31/2018		270,976	11.33	to	11.33	3,071,186	1.63	1.35	to	1.35	(4.20)	to	(4.20)

12/31/2017		266,524	11.83	to	11.83	3,153,122	1.77	1.35	to	1.35	10.20	to	10.20

12/31/2016		256,653	10.74	to	10.74	2,755,207	1.20	1.35	to	1.35	1.27	to	1.27

12/31/2015		175,360	10.60	to	10.60	1,858,821	1.00	1.35	to	1.35	(3.67)	to	(3.67)

TA QS Investors Active Asset Allocation - Moderate Service Class

12/31/2019		304,375	12.86	to	12.86	3,913,275	1.91	1.35	to	1.35	9.64	to	9.64

12/31/2018		281,488	11.73	to	11.73	3,300,869	1.53	1.35	to	1.35	(5.46)	to	(5.46)

12/31/2017		187,076	12.40	to	12.40	2,320,460	1.37	1.35	to	1.35	13.90	to	13.90

12/31/2016		111,616	10.89	to	10.89	1,215,500	1.34	1.35	to	1.35	0.82	to	0.82

12/31/2015		168,978	10.80	to	10.80	1,825,265	0.94	1.35	to	1.35	(5.56)	to	(5.56)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class

12/31/2019		112,837	13.46	to	13.46	1,518,949	1.59	1.35	to	1.35	9.86	to	9.86

12/31/2018		131,361	12.25	to	12.25	1,609,579	1.37	1.35	to	1.35	(7.22)	to	(7.22)

12/31/2017		134,949	13.21	to	13.21	1,782,205	1.29	1.35	to	1.35	18.70	to	18.70

12/31/2016		127,014	11.13	to	11.13	1,413,204	1.10	1.35	to	1.35	0.60	to	0.60

12/31/2015		106,016	11.06	to	11.06	1,172,503	0.95	1.35	to	1.35	(7.79)	to	(7.79)

TA Small/Mid Cap Value Service Class

12/31/2019		1,425,805	23.82	to	22.46	32,964,565	0.74	1.25	to	1.75	23.39	to	22.77

12/31/2018		1,671,502	19.31	to	18.29	31,427,668	0.66	1.25	to	1.75	(12.74)	to	(13.18)

12/31/2017		1,819,261	22.12	to	21.07	39,288,786	0.95	1.25	to	1.75	13.83	to	13.26

12/31/2016		2,172,553	19.44	to	18.60	41,318,344	0.54	1.25	to	1.75	19.31	to	18.72

12/31/2015		2,480,369	16.29	to	15.67	39,624,524	0.77	1.25	to	1.75	(3.94)	to	(4.42)

TA T. Rowe Price Small Cap Initial Class

12/31/2019		810,999	13.38	to	13.22	10,755,606	-	1.15	to	1.65	31.25	to	30.60

12/31/2018		928,039	10.20	to	10.13	9,411,334	-	1.15	to	1.65	(8.15)	to	(8.61)

12/31/2017	(1)	999,083	11.10	to	11.08	11,073,949	-	1.15	to	1.65	-	to	-

TA TS&W International Equity Service Class

12/31/2019		262,152	10.59	to	10.47	2,761,038	1.18	1.15	to	1.65	19.36	to	18.76

12/31/2018		279,901	8.87	to	8.81	2,475,543	1.64	1.15	to	1.65	(16.67)	to	(17.08)

12/31/2017	(1)	456,111	10.65	to	10.63	4,853,676	-	1.15	to	1.65	-	to	-

41

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA WMC US Growth Service Class

12/31/2019	1,690,125	$25.46	to	$24.00	$41,770,925	-%	1.15%	to	1.65%	38.08%	to	37.39%

12/31/2018	2,225,112	18.44	to	17.47	39,957,696	0.27	1.15	to	1.65	(1.18)	to	(1.68)

12/31/2017	2,804,859	18.66	to	17.77	51,088,578	0.18	1.15	to	1.65	27.31	to	26.68

12/31/2016	2,629,010	14.65	to	14.02	37,699,150	0.17	1.25	to	1.75	1.27	to	0.77

12/31/2015	2,858,213	14.47	to	13.92	40,561,314	0.51	1.25	to	1.75	5.29	to	4.76

Wanger International

12/31/2019	1,597,640	16.84	to	15.80	26,068,778	0.81	1.25	to	1.75	28.38	to	27.74

12/31/2018	1,920,757	13.12	to	12.37	24,487,684	1.97	1.25	to	1.75	(18.73)	to	(19.14)

12/31/2017	1,963,789	16.14	to	15.29	30,878,068	1.18	1.25	to	1.75	31.27	to	30.61

12/31/2016	2,311,383	12.30	to	11.71	27,752,368	1.14	1.25	to	1.75	(2.63)	to	(3.11)

12/31/2015	2,585,731	12.63	to	12.09	31,956,608	1.43	1.25	to	1.75	(1.15)	to	(1.64)

Wanger USA

12/31/2019	359,279	35.90	to	33.27	12,392,572	0.26	1.25	to	1.75	29.47	to	28.83

12/31/2018	426,380	27.73	to	25.82	11,402,884	0.09	1.25	to	1.75	(2.69)	to	(3.18)

12/31/2017	486,262	28.49	to	26.67	13,398,953	-	1.25	to	1.75	18.10	to	17.51

12/31/2016	618,019	24.13	to	22.70	14,459,263	-	1.25	to	1.75	12.28	to	11.72

12/31/2015	673,467	21.49	to	20.32	14,063,092	-	1.25	to	1.75	(1.84)	to	(2.33)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

42

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts an annual charge during the accumulation phase, not to exceed $75, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.15% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee or credit:

Subaccount	Fund Fee/Credit
American Funds - Asset Allocation Class 2 Shares	0.15%
American Funds - Bond Class 2 Shares	0.15%
American Funds - Growth Class 2 Shares	0.15%
American Funds - Growth-Income Class 2 Shares	0.15%
American Funds - International Class 2 Shares	0.15%
Eaton Vance VT Floating-Rate Income	-0.10%
Franklin Templeton Foreign Class 2 Shares	-0.10%
Franklin Templeton Growth Class 2 Shares	-0.10%
Invesco Oppenheimer V.I. Main Street Series II Shares	-0.10%
Janus Henderson - Enterprise Service Shares	-0.10%
Janus Henderson - Forty Service Shares	-0.10%
Pioneer High Yield VCT Class II Shares	-0.05%
TA JPMorgan Enhanced Index Initial Class	-0.10%
TA Morgan Stanley Capital Growth Initial Class	-0.10%
TA T. Rowe Price Small Cap Initial Class	-0.10%
TA TS&W International Equity Service Class	-0.10%
TA WMC US Growth Service Class	-0.10%

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

43

Transamerica Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

44

PART C	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)		Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)		Not Applicable.

	(3)	(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

	(3)	(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 19

		(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

		(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

		(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

	(4)	(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

		(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

		(c)	Individual Retirement Annuity Endorsement. Note 1

		(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

		(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

		(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

		(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

		(h)	Tax-Sheltered Annuity Endorsement. Note 6

		(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

		(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

		(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

	(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

	(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

	(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

	(o)	Form of Contract Schedules to Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

	(p)	Guaranteed Minimum Income Benefit Rider. Note 8

(5)		Application for the Flexible Premium Individual Deferred Variable Annuity. Note 9

(6)	(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

	(b)	Amended and Restated Bylaws of Merrill Lynch Life Insurance Company. Note 1

	(b)(1)	Amended and Restated Bylaws of Transamerica Advisors Life Insurance Company. Note 18

(7)		Reinsurance Agreements.

	(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 16

	(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 16

	(a)(2)	Amendment No. 5 to GMDB Agreement. Note 25

(7)	(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Note 16

	(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 16

	(b)(2)	Amendment No. 6 to GMIB Agreement. Note 25

(7)	(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 16

	(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 16

	(c)(2)	Amendment No. 6 to DBER Agreement. Note 25

(8)	(a)	Amended General Agency Agreement. Note 10

(8)	(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. Note 1

(8)	(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. Note 1

(8)	(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(8)	(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(8)	(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(8)	(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. Note 10

(8)	(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc. Note 1

(8)	(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. Note 11

(8)	(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 10

(8)	(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(8)	(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 11

(8)	(m)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

	(m)(1)	Amendment of Agreements (BlackRock Confidential Info). Note 21

	(m)(2)	Amendment No. 8 to Participation Agreement (BlackRock). Note 23

(8)	(n)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(8)	(o)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(8)	(p)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 14

(8)	(q)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 15

(9)		Opinion and Consent of Counsel. Note 30

(10)		Consent of independent registered public accounting firm. Note 30

(11)		Not applicable.

(12)		Not applicable.

(13)		Powers of Attorney. Blake S. Bostwick, Fred Gingerich, Mark W. Mullin, Jay Orlandi, David Schulz, C. Michiel van Katwijk Note. 30

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) filed on December 10, 1996.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) filed on April 25, 2008.

Note 3.	Incorporated herein by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) filed on March 27, 2008.

Note 4.	Incorporated herein by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-45379) filed on April 26, 1995.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) filed on April 13, 1999.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) filed on March 2, 2001.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) filed on October 8, 2002.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-43773) filed on August 8, 2002.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 1994.

Note 11.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No.333-90243) filed on November 3, 1999.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) filed on May 1, 1998.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) filed on April 17, 2007.

Note 14.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on August 17, 2007.

Note 15.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 2009.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2010.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) filed on September 30, 2010.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-4 Registration Statement (File no. 33-45379) filed on April 27, 2011.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No. 33-45379) filed on April 24, 2012.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) filed on September 10, 2012.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2013.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-45379) filed on April 21, 2014.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 33-45379) filed on April 27, 2015.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2016.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2017.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2018.

Note 28.	Incorporated herein by reference to Post-Effective Amendment No. 41 to Form N-4 Registration Statement (File No. 33-45379) filed on August 16, 2018.

Note 29.	Incorporated herein by reference to Post-Effective Amendment No. 42 to Form N-4 Registration Statement (File No. 33-45379) filed on April 29, 2019.

Note 30.	Filed herewith.

Item 25.   Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Controller and Vice President

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Chief Legal and Administrative Officer, Executive Vice President, Secretary and Special Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President, and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
As of December 31, 2019, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Premier Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Premier Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Sole Member: Aegon Community Investments 60, LLC	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Sole Member: Aegon Community Investments 61, LLC	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (62.2165%) ; Transamerica Premier Life Insurance Company (37.7835%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager - AMFETF Manager, LLC (0%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon Opportunity Zone Fund 2, L.P.	Delaware	Limited Partner: AEGON USA Realty Advisors, LLC (100%) General Partner: Aegon OZF Investments 2, LLC (0%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon OZF Investments 2, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware

General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, LP	Delaware

General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware	Undecided as of 11/1/19	Multifamily private equity structure with third-party Investor

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non-affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third-party Investor
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Premier Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Premier Life Insurance Company (14%) Investor Member; non-affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Premier Life Insurance Company (60%); Transamerica Life Insurance Company (35%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (55%); Transamerica Premier Life Insurance Company (35%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Onno van Klinken, Mark W. Mullin, Jay Orlandi and Alexander R. Wynaendts	Delaware	100% AEGON International B.V.	Voting Trust

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.    Number of Contract Owners

As of February 29, 2020, there were 14,424 Contract owners.

Item 28.    Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director, Chairman of the Board, Chief Executive Officer and Vice President

Doug Hellerman	(3)	Chief Compliance Officer and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)    Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions (1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	6,713,467	0	0	0

(1)      Fiscal Year 2019

Item 30.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 31.    Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.    Undertakings

(a)        Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)        Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)        Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Life Insurance Company at the address or phone number listed in the Prospectus.

(d)        Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 29th day of April 2020.

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B
Registrant

TRANSAMERICA LIFE
INSURANCE COMPANY
Depositor

* Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 29, 2020

* Fred Gingerich	Controller, and Vice President	April 29, 2020

* Mark W. Mullin	Director and Chairman of the Board	April 29, 2020

* Jay Orlandi	Director, Chief Legal and Administrative Officer, Executive Vice President, Secretary and Special Counsel	April 29, 2020

* David Schulz	Director, Chief Tax Officer, and Senior Vice President	April 29, 2020

* C. Michiel van Katwijk	Director, Chief Financial Officer, Executive Vice President and Treasurer	April 29, 2020

/s/ Brian Stallworth Brian Stallworth	Assistant Secretary	April 29, 2020

*	By: Brian Stallworth - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.